                                                                   EXHIBIT 10.58

                                                                       EXECUTION



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                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT

                          DATED AS OF SEPTEMBER 5, 1997

                                      AMONG

                                ATLAS AIR, INC.,
                                  as Borrower,





                           THE LENDERS LISTED HEREIN,
                                   as Lenders,




                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                              as Syndication Agent,
                                       and




                             BANKERS TRUST COMPANY,
                             as Administrative Agent





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



                                 ATLAS AIR, INC.

                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                TABLE OF CONTENTS

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                                   SECTION 1.
                                  DEFINITIONS...............................  2
 1.1  Certain Defined Terms.................................................  2
 1.2  Accounting Terms; Utilization of GAAP for Purposes of Calculations
      Under Agreement....................................................... 28
 1.3  Other Definitional Provisions......................................... 28

                               SECTION 2.
               AMOUNTS AND TERMS OF COMMITMENTS AND LOANS................... 29
 2.1  Commitments; Making of Loans; Notes; Register......................... 29
 2.2  Interest on the Loans................................................. 33
 2.3  Fees.................................................................. 37
 2.4  Repayments, Prepayments and Reductions in Revolving Loan
      Commitments; General Provisions Regarding Payments.................... 38
 2.5  Use of Proceeds....................................................... 44
 2.6  Special Provisions Governing Eurodollar Rate Loans.................... 44
 2.7  Increased Costs; Taxes; Capital Adequacy.............................. 47
 2.8  Obligation of Lenders to Mitigate..................................... 51

                               SECTION 3.
                           CONDITIONS TO LOANS.............................. 52
 3.1  Conditions to Loans to Finance Aircraft Acquisition................... 52
 3.2  Condition to Loans to Finance Cargo Conversion........................ 54
 3.3  Conditions to All Loans............................................... 56
 3.4  Conditions to Conversion of Revolving Loans Into Term Loans........... 57
 3.5  Conditions to Effectiveness........................................... 58

                               SECTION 4.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES................ 59
 4.1  Organization, Powers, Qualification, Good Standing, Business and
      Subsidiaries.......................................................... 59
 4.2  Authorization of Borrowing, etc....................................... 60
 4.3  Financial Condition................................................... 61
 4.4  No Material Adverse Change; No Restricted Junior Payments............. 61
 4.5  Title to Properties; Liens............................................ 62
 4.6  Litigation; Adverse Facts............................................. 62
 4.7  Payment of Taxes...................................................... 62


                                       (i)

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
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 4.8      Performance of Agreements; Materially Adverse Agreements........... 63
 4.9      Governmental Regulation............................................ 63
 4.10     Securities Activities.............................................. 63
 4.11     Employee Benefit Plans............................................. 63
 4.12     Certain Fees....................................................... 64
 4.13     Environmental Protection........................................... 64
 4.14     Employee Matters................................................... 64
 4.15     Solvency........................................................... 64
 4.16     Disclosure......................................................... 65

                                    SECTION 5.
                          COMPANY'S AFFIRMATIVE COVENANTS.................... 65
 5.1      Financial Statements and Other Reports............................. 65
 5.2      Corporate Existence................................................ 70
 5.3      Payment of Taxes and Claims; Tax Consolidation..................... 71
 5.4      Maintenance of Properties; Insurance............................... 71
 5.5      Inspection; Lender Meeting......................................... 71
 5.6      Compliance with Laws, etc.......................................... 72
 5.7      Environmental Indemnity............................................ 72
 5.8      Company's Remedial Action Regarding Hazardous Materials............ 72
 5.9      Further Assurances; New Subsidiaries............................... 73
 5.10     Appraisals......................................................... 73
 5.11     Key Man Life Insurance............................................. 74
 5.12     Maintenance Contracts.............................................. 74
 5.13     Employee Benefit Plans............................................. 74

                                    SECTION 6.
                           COMPANY'S NEGATIVE COVENANTS...................... 74
 6.1      Indebtedness....................................................... 74
 6.2      Liens and Related Matters.......................................... 76
 6.3      Investments; Joint Ventures........................................ 77
 6.4      Contingent Obligations............................................. 78
 6.5      Restricted Junior Payments......................................... 78
 6.6      Financial Covenants................................................ 79
 6.7      Restriction on Fundamental Changes; Asset Sales and Acquisitions;
          New Subsidiaries................................................... 82
 6.8      Amendments of Material Agreements.................................. 84
 6.9      Restriction on Leases.............................................. 84
 6.10     Sales and Lease-Backs.............................................. 85
 6.11     Sale or Discount of Receivables.................................... 85
 6.12     Transactions with Shareholders and Affiliates...................... 85
 6.13     Disposal of Subsidiary Stock....................................... 86
 6.14     Conduct of Business................................................ 86



                                      (ii)

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
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                                    SECTION 7.
                                 EVENTS OF DEFAULT........................... 86
 7.1      Failure to Make Payments When Due.................................. 86
 7.2      Default in Other Agreements........................................ 87
 7.3      Breach of Certain Covenants........................................ 87
 7.4      Breach of Warranty................................................. 87
 7.5      Other Defaults Under Loan Documents................................ 87
 7.6      Involuntary Bankruptcy; Appointment of Receiver, etc............... 88
 7.7      Voluntary Bankruptcy; Appointment of Receiver, etc................. 88
 7.8      Judgments and Attachments.......................................... 89
 7.9      Dissolution........................................................ 89
 7.10     Change in Control.................................................. 89
 7.11     Failure of Security................................................ 89
 7.12     Certificated as Air Carrier........................................ 90
 7.13     Material Agreements................................................ 90

                                   SECTION 8.
                                     AGENTS.................................. 91
 8.1      Appointment........................................................ 91
 8.2      Powers and Duties; General Immunity................................ 91
 8.3      Representations and Warranties; No Responsibility For Appraisal of
          Creditworthiness................................................... 93
 8.4      Right to Indemnity................................................. 93
 8.5      Collateral Documents............................................... 93
 8.6      Successor Administrative Agent..................................... 94

                                    SECTION 9.
                                  MISCELLANEOUS.............................. 94
 9.1      Assignments and Participations in Loans............................ 94
 9.2      Expenses........................................................... 96
 9.3      Indemnity.......................................................... 97
 9.4      Set-Off............................................................ 98
 9.5      Ratable Sharing.................................................... 98
 9.6      Amendments and Waivers............................................. 99
 9.7      Independence of Covenants..........................................100
 9.8      Notices............................................................100
 9.9      Survival of Representations, Warranties and Agreements.............101
 9.10     Failure or Indulgence Not Waiver; Remedies Cumulative..............101
 9.11     Marshalling; Payments Set Aside....................................101
 9.12     Severability.......................................................102
 9.13     Obligations Several; Independent Nature of Lenders' Rights.........102
 9.14     Headings...........................................................102
 9.15     Applicable Law.....................................................102
 9.16     Successors and Assigns.............................................102


                                      (iii)

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
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 9.17     Consent to Jurisdiction and Service of Process.....................102
 9.18     Waiver of Jury Trial...............................................103
 9.19     Confidentiality....................................................103
 9.20     Counterparts; Effectiveness........................................104
 9.21     Cooperation in Refinancing, Syndication and Assignment.............104

          Signature pages                                                    S-1



                                      (iv)

                                    EXHIBITS


I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
IIIA              FORM OF REVOLVING NOTE
IIIB              FORM OF AMENDED AND RESTATED NOTE
IV                FORM OF COMPLIANCE CERTIFICATE
VA                FORM OF OPINION OF CAHILL GORDON & REINDEL
VB                FORM OF SECTION 1110 OPINION
VC                FORM OF OPINION OF NESA HASSANEIN
VI                INTENTIONALLY OMITTED
VII               FORM OF ASSIGNMENT AGREEMENT
VIII              FORM OF CERTIFICATE RE NON-BANK STATUS
IX                FORM OF FINANCIAL CONDITION CERTIFICATE
X                 FORM OF FIRST AIRCRAFT CHATTEL MORTGAGE
XI                FORM OF SECOND AIRCRAFT CHATTEL MORTGAGE



                                       (v)

                                    SCHEDULES


2.1      LENDERS' COMMITMENTS AND PRO RATA SHARES
5.1      SUBSIDIARIES OF COMPANY
6.1      CERTAIN EXISTING INDEBTEDNESS
6.2      CERTAIN EXISTING LIENS
6.3      CERTAIN EXISTING INVESTMENTS
6.4      CERTAIN EXISTING CONTINGENT OBLIGATIONS



                                      (vi)

                                 ATLAS AIR, INC.
                           THIRD AMENDED AND RESTATED
                                CREDIT AGREEMENT


     This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of September 5, 1997 and entered into by and among ATLAS AIR, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P. (formerly known as Pearl Street L.P.) ("Credit Partners"), as syndication agent (in such capacity, "Syndication Agent") and BANKERS TRUST COMPANY ("Bankers Trust"), as administrative agent for Lenders (in such capacity, "Administrative Agent").


                                 R E C I T A L S

     WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement dated as of February 28, 1997, by and among Company, as Borrower, the financial institutions listed on the signature pages thereof, Syndication Agent and Administrative Agent (the "Existing Agreement"), Lenders have made certain credit facilities available to Company for the purpose of acquisition and modification of certain aircraft to be used in Company's air cargo business;

     WHEREAS, the parties of the Existing Agreement desire to amend and restate the Existing Agreement in order to (i) extend the maturity of the Loans, (ii) decrease the Revolving Loan Commitments by $25,000,000 to $250,000,000, (iii) adjust the financial covenants, and (iv) make certain other amendments to the Existing Agreement; and

     WHEREAS, it is the intention of Company, Administrative Agent and each of the Lenders that such amendment and restatement of the Existing Agreement shall not constitute a refinancing of the Loans outstanding on the Third Amended and Restated Closing Date and that, with respect to the Loans outstanding as of the Third Amended and Restated Closing Date, the First Aircraft Chattel Mortgages shall continue to constitute purchase-money security interests subject to
Section 1110 of the Bankruptcy Code.

     NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, Company, Lenders, Syndication Agent and Administrative Agent hereby agree that the Existing Agreement shall be amended and restated in its entirety as follows:

                                  SECTION 1.
                                 DEFINITIONS

1.1      Certain Defined Terms.

     The following terms used in this Agreement shall have the following meanings:

     "ACMI Contract" means (i) any contract entered into by Company pursuant to which Company furnishes the aircraft, crew, maintenance and insurance and customers bear all other operating expenses and (ii) any similar contract in which the customer provides the flight crew, all in accordance with Company's historical practices.

     "ACMI Contracted Aircraft" means an aircraft acquired by Company or its Subsidiaries and dedicated to a new ACMI Contract entered into in connection with the acquisition of such aircraft (which ACMI Contract shall not represent a renewal or replacement of a prior ACMI Contract unless the aircraft dedicated to such prior ACMI Contract was operated under an operating lease and returned to the lessor) which is in effect on the date of calculation and has a remaining term of one year or more on the date such aircraft was dedicated to such ACMI Contract (subject to cancellation terms, which may include the right to cancel on six months notice). When making any calculation on a Pro Forma Basis effect shall be given to the acquisition of an ACMI Contracted Aircraft by adding to the appropriate components of Consolidated Adjusted EBITDA (i) the net projected annualized revenues from the operation of the ACMI Contracted Aircraft under such ACMI Contract for that portion of the period for which Consolidated Adjusted EBITDA is being calculated prior to the acquisition of such aircraft, assuming operation for the minimum guaranteed number of block hours (less any block hours subject to cancellation) at the minimum guaranteed rate under such ACMI Contract less (ii) the projected annualized cash operating expenses from such operation for the same period for which the related projected revenues are determined in clause (i) above; provided that such projected cash operating expenses shall not be less on a per block hour basis than the average historical per block hour operating expenses of Company for the four full fiscal quarters immediately preceding the date of calculation, and provided, further, that if such aircraft is of a model other than a Boeing 747 freighter, such projected cash operating expenses shall include maintenance costs which shall not be less than the average for such aircraft type disclosed on the most recently available DOT Forms 41 with respect to such aircraft type or any summary of such data as reported in a nationally recognized industry publication. For purposes of this definition, "ACMI Contract" shall include contracts pursuant to which Company does not pay any crew costs, in which event pro forma effect shall be given as described above but excluding from the projected annualized cash operating expenses all crew costs. Cash operating expenses means for purposes of this definition consolidated operating expenses, less consolidated depreciation and amortization and Consolidated Rental Payments, to the extent included in computing consolidated operating expenses.

     "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date,
(x) until such time as Reference Lenders are determined in accordance with the definition thereof, the rate per annum obtained by dividing the offered rate (expressed as a rate per annum and rounded upward to the nearest 1/16 of one percent) appearing on the Dow Jones/Telerate Monitor on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) (or such other page as may, in the opinion of Administrative Agent, replace such page on that system for the purpose of displaying such rate) at or about 11:00 a.m. (London time) on such Interest Rate Determination Date for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to the Interest Period for which such Adjusted Eurodollar Rate will apply by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurodollar liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D) and (y) thereafter, the rate per annum obtained by dividing (i) the arithmetic average (rounded upward to the nearest 1/16 of one percent) of the offered quotation, if any, to first class banks in the interbank Eurodollar market by each of the Reference Lenders for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan of that Reference Lender for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 10:00 A.M. (New York time) on such Interest Rate Determination Date by (ii) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if any Reference Lender fails to provide Administrative Agent with its aforementioned quotation then the Adjusted Eurodollar Rate shall be determined based on the quotation(s) provided to Administrative Agent by the other Reference Lender(s).

     "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 8.6.

     "Aeronautical Authority" means, at any date, the Federal Aviation Administration or other governmental airworthiness authority having jurisdiction over any Eligible Aircraft or Airframe or Engine under the laws of the country in which the Airframe is then registered.

     "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

     "Affected Loans" has the meaning assigned to that term in subsection 2.6C.

     "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "AFL" means Atlas Freighter Leasing, Inc., a Delaware corporation, whose common stock is wholly-owned by Company, the sole business of which is the ownership of the AFL Aircraft and the leasing of the AFL Aircraft to Company pursuant to the AFL Leases and obtaining financing with respect thereto.

     "AFL Aircraft" means (i) one Boeing 747-200 Aircraft, serial number 21048, with four Pratt & Whitney JT9D-7J engines attached and (ii) five Boeing 747-200 Aircraft, serial numbers 21221, 21251, 21380, 21644, and 22507, each with four General Electric CF6-50E2 engines attached.

     "AFL Financing" means indebtedness in an aggregate principal amount of $185,000,000 incurred by AFL as of May 29, 1997 pursuant to the AFL Financing Agreement.

     "AFL Financing Agreement" means that certain Credit Agreement dated as of May 29, 1997 by and among AFL, the lenders party thereto and Bankers Trust Company, as Agent, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "AFL Leases" means one or more triple net leases by and between Company and AFL with respect to the AFL Aircraft providing for fair market rental rates sufficient to provide for principal and interest payments under the AFL Financing Agreement and a market rate of return on the equity interest of AFL, as lessor thereunder, as such leases may be amended, modified or supplemented from time to time in accordance with the provisions of this Agreement.

     "AFL Restructuring" means the following transactions which occurred concurrently on May 29, 1997: (i) the termination of the leases relating to the AFL Aircraft in existence prior to May 29, 1997, (ii) the transfer, as a dividend, of the AFL Aircraft to Company and the simultaneous contribution of the AFL Aircraft to AFL as a capital contribution, together with approximately $10.4 million, (iii) the incurrence of indebtedness pursuant to the AFL Financing Agreement and the simultaneous repayment of the indebtedness previously secured by the AFL Aircraft and (iv) the entering into of the AFL Leases.

     "AFL II" means Atlas Freighter Leasing II, Inc., a Delaware corporation, whose common stock is wholly-owned by Company, the sole business of which is the ownership of the AFL II Aircraft, the leasing of the AFL II Aircraft to Company pursuant to the AFL II Leases and obtaining financing with respect thereto.

     "AFL II Aircraft" means (i) four Boeing 747-200 aircraft (including the engines attached thereto) with serial numbers 21782, 21784, 22337 and 22471 and
(ii) nine General Electric CF6-50E2 engines with serial numbers 530168, 517530, 517790, 455167, 517602, 517547, 517538, 517539 and 517544.

     "AFL II Financing" means indebtedness in an aggregate principal amount not in excess of $185,000,000 incurred by AFL II as of the Third Amended and Restated Closing Date pursuant to the AFL II Financing Agreement.

     "AFL II Financing Agreement" means that certain Credit Agreement dated as of September 5, 1997 by and among AFL II, the lenders party thereto, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Bankers Trust Company, as Administrative Agent, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "AFL II Leases" means one or more triple net leases by and between Company and AFL II with respect to the AFL II Aircraft providing for fair market rental rates sufficient to provide for principal and interest payments under the AFL II Financing Agreement and a market rate of return on the equity interest of AFL II, as lessor thereunder, as such leases may be amended, modified or supplemented from time to time in accordance with the provisions of this Agreement.

     "AFL II Restructuring" means the following transactions which shall occur concurrently on the Third Amended and Restated Closing Date: (i) the contribution of the AFL II Aircraft to AFL II as a capital contribution, (ii) the incurrence of indebtedness pursuant to the AFL II Financing Agreement and the simultaneous repayment of amounts outstanding under this Agreement which are secured by the AFL II Aircraft and (iii) the entering into of the AFL II Leases.

     "Agents" shall mean Administrative Agent and Syndication Agent collectively.

     "Agreement" means this Third Amended and Restated Credit Agreement dated as of September 5, 1997, as it may be amended, supplemented or otherwise modified from time to time.

     "Aircraft Chattel Mortgage" means any or all of the First Aircraft Chattel Mortgages and the Second Aircraft Chattel Mortgages.

     "Airframe" means, as the context requires, an Airframe as defined in a particular Aircraft Chattel Mortgage or all Airframes as defined in all Aircraft Chattel Mortgages.

     "Amended and Restated Notes" means the promissory notes of Company amended and restated pursuant to subsection 2.1D on the Conversion Date, substantially in the form of Exhibit IIIB attached hereto.

     "Applicable Margin" has the meaning assigned to that term in subsection
2.2A.

     "Appraised Value" means, with respect to any Financed Aircraft, the average of the appraised value of such Financed Aircraft by two Approved Appraisers as most recently determined pursuant to subsection 5.10.

     "Approved Appraiser" means any of the following: B.K. Associates, Jack B. Feir Associates, Morton Beyer & Agnew, Airclaims, Ltd., Aircraft Information Services, Inc., Simat, Helleisen & Eichner, Inc. and AVITAS, Inc.

     "Asset Sale" means the sale (including any sale-leaseback transaction) by Company or any of its Subsidiaries to any other Person of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries outside of the ordinary course of business excluding (A) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $1,000,000 or less, (B) transactions related to aircraft engines, components, parts or spare parts pursuant to customary pooling, exchange or similar arrangements, (C) asset swaps involving aircraft engines, components, parts or spare parts (other than any engines encumbered pursuant to an Aircraft Chattel Mortgage); provided that the assets received by the Company or any Subsidiary have a fair market value at least equal to the assets transferred (provided that with respect to any asset swap or series of related asset swaps involving assets of Company or any Subsidiary with a fair market value exceeding $3,000,000, such determination shall be made by the Board of Directors of Company)) and (D) asset sales involving obsolete, worn-out, excess or redundant equipment as long as the proceeds therefrom are used to replace or to upgrade the aircraft or the equipment installed thereon.

     "Assignee Notes" means any promissory notes issued by Company (i) at the request of a Lender pursuant to subsection 2.1D hereof or (ii) pursuant to the last sentence of subsection 9.1B(i) in connection with assignments of the Commitments, Revolving Loans or Term Loans of any Lenders, substantially in the form of Exhibit IIIA or Exhibit IIIB annexed hereto, as the case may be, as they may be amended, supplemented or otherwise modified from time to time.

     "Assignment Agreement" means an Assignment Agreement in substantially the form of Exhibit VII annexed hereto.

     "Atlas One" means Atlas One, Inc., a Delaware corporation.

     "Bankers Trust" has the meaning assigned to that term in the introduction to this Agreement.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

     "Base Rate" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

     "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

     "BFE Agreement" means any agreement entered into by Company, relating to buyer furnished equipment to be installed on any Financed Aircraft in form and substance satisfactory to Administrative Agent, as amended, restated, supplement or otherwise modified from time to time in accordance with this Agreement.

     "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York or Colorado or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close.

     "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Cash" means money, currency or a credit balance in a Deposit Account.

     "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date;
(ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

     "Cash Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale.

     "Certificate re Non-Bank Status" means a certificate substantially in the form of Exhibit VIII annexed hereto delivered by a Lender to Administrative Agent pursuant to subsection 2.7B(iii).

     "Certificated Air Carrier" means a United States "air carrier" within the meaning of the Federal Aviation Act, operating pursuant to a certificate issued under Section 401 of such Act, or a carrier of comparable status under any successor law or provision.

     "Collateral" means all of the properties and assets in which Liens are purported to be granted by the Collateral Documents.

     "Collateral Documents" means each First Aircraft Chattel Mortgage and each Second Aircraft Chattel Mortgage and any security agreement executed pursuant to subsection 5.9.

     "Commitments" means the commitments of Lenders to make and convert Loans as set forth in subsection 2.1A.

     "Company" has the meaning assigned to that term in the introduction to this Agreement.

     "Company Common Stock" means the common stock of Company, par value $0.01 per share.

     "Compliance Certificate" means a certificate substantially in the form of
Exhibit IV annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 5.1(iv).




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



     "Condemnation Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(c).

     "Consolidated Adjusted EBITDA" means, for any period, (1) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, and (vi) other non-cash items reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income less (2) all cash expenditures reducing reserves appearing on the June 30, 1997 balance sheet of Company, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

     "Consolidated Capital Expenditures" means, for any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries plus (ii) to the extent not covered by clause (i) of this definition, the aggregate of all expenditures by Company and its Subsidiaries during that period to acquire (by purchase or otherwise) the business, property or fixed assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of Company.

     "Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP (it being understood that Cash on hand of $65,000,000 or less shall not be taken into account for purposes of calculating the Consolidated Working Capital Adjustment).

     "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP.

     "Consolidated Excess Cash Flow" means, for any Fiscal Year, an amount equal to the sum of Consolidated Adjusted EBITDA for such Fiscal Year and the Consolidated Working Capital Adjustment for such Fiscal Year, minus the sum of the amounts for such Fiscal Year of (i) scheduled repayments of principal of Indebtedness, mandatory prepayments of the principal of Indebtedness (other than from the proceeds of Asset Sales), voluntary prepayments of the principal of Indebtedness to the extent that such amount is not simultaneously reborrowed, and other permanent reductions in the availability of revolving credit facilities (ii) Consolidated Interest Expense, (iii) permitted Consolidated Capital Expenditures (net of any proceeds of any related financing with respect to such Consolidated Capital Expenditures), and (iv) the portion of taxes based on income or revenues actually paid in cash.

     "Consolidated Interest Expense" means, for any period, total net interest expense (to be computed by reducing interest expense by the amount of interest income) (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements and Currency Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Syndication Agent, Administrative Agent and/or Lenders on or before the Third Amended and Restated Closing Date.

     "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any pension plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

     "Consolidated Net Worth" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

     "Consolidated Rental Payments" means, for any period, the aggregate amount of all rents paid or payable by Company and its Subsidiaries on a consolidated basis during that period under all Capital Leases and Operating Leases to which Company or any of its Subsidiaries is a party as lessee (net of sublease income other than income from ACMI Contracts). For the avoidance of doubt, all rental payments to AFL II and AFL shall not be included in Consolidated Rental Payments.

     "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

     "Consolidated Working Capital Adjustment" means, for any Fiscal Year on a consolidated basis, the amount (which may be a negative number) by which the Consolidated Working Capital of Company and its Subsidiaries as of the beginning of the period exceeds (or is less than) the Consolidated Working Capital of Company and its Subsidiaries as of the end of such period.

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements and Currency Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

     "Continuing Directors" shall mean the directors of a Person on the Third Amended and Restated Closing Date and each other director, if such other director's nomination for election to the Board of Directors of such Person is recommended by a majority of the then Continuing Directors.

     "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Conversion Date" means the date on which Revolving Loans are converted to Term Loans pursuant to subsection 2.1A(ii).

     "Credit Partners" has the meaning assigned to that term in the introduction to this Agreement.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in currency values.

     "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "Designated Indebtedness" means Indebtedness incurred pursuant to the Pass Through Trust Documents, the FINOVA Agreement, the Unsecured Revolving Credit Facility, the Senior Note Documents, the NationsBanc Agreement, the AFL Financing Agreement, the AFL II Financing Agreement, any Permitted Extension Indebtedness and any Other Permitted Indebtedness.

     "Determination Date" has the meaning assigned to that term in subsection 6.1(vi).

     "Dollars" and the sign "$" mean the lawful money of the United States of America.

     "Eligible Aircraft" means a Boeing 747-200, 747-300, 747-400 or MD-11 aircraft, including any engines installed thereon and any spare engines of the same type and model, which (i) is in a cargo configuration capable of immediate operation in the business of Company or is eligible for delivery under any Modification Agreement with a delivery slot available within a six month period (or is leased in accordance with the Collateral Documents for a period of longer than six months until a delivery slot is available), and (ii) has a maximum gross take-off weight ("MTOW") of at least 800,000 pounds, in the case of any 747-200, 747-300, or 747- 400 aircraft and 630,000 pounds in the case of any MD-11 aircraft.

     "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through (iv) above) that is reasonably acceptable to Administrative Agent; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an Eligible Assignee.

     "Employee Benefit Plan" means any "employee benefit plan" as defined in
Section 3(3) of ERISA which is, or was at any time, maintained or contributed to by Company or any of its ERISA Affiliates.

     "Engine" means, as the context requires, an Engine as defined in a particular Aircraft Chattel Mortgage or Engines as defined in all Aircraft Chattel Mortgages.

     "Environmental Claim" means any investigation, notice, claim, suit or order, by any governmental authority or any Person arising in connection with any alleged or actual violation of Environmental Laws or with any Hazardous Material, or any actual or alleged damage, or harm to health, safety or the environment.

     "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, governmental authorizations, or any other requirement of governmental authorities relating to environmental matters, including, without limitation, those relating to any Hazardous Materials Activity.

     "Equity Proceeds" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any equity Securities of Company including, without limitation, additional issuances of Company Common Stock.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

     "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is, or was at any time, a member; (ii) any trade or business (whether or not incorporated) which is, or was at any time, a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is, or was at any time, a member; and
(iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member.

     "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

     "Event of Default" means each of the events set forth in Section 7.

     "Event of Loss" shall mean any of the following events with respect to any Financed Aircraft (whether the Airframe or an Engine of such Financed Aircraft or Spare Engine or both): (A) loss of such Financed Aircraft or Spare Engine or the use thereof due to theft or disappearance of such Financed Aircraft or Spare Engine which shall result in the loss of possession thereof for a period of 120 days (or for a shorter period ending on the date on which there is an insurance settlement for a total loss on the basis of the theft or disappearance of such Financed Aircraft or Spare Engine); (B) the destruction, damage beyond repair or rendition of such Financed Aircraft or Spare Engine permanently unfit for normal use for any reason whatsoever; (C) the condemnation, confiscation or seizure of, or requisition of title to, or use or possession (other than use by the United States Government if Company obtains adequate compensation from the United States Government) of such Financed Aircraft or Spare Engine; (D) as a result of any rule, regulation, order or other action by the FAA or other governmental body having jurisdiction, the use of such Financed Aircraft or Spare Engine in the normal course of interstate air transportation of persons or cargo shall have been prohibited for a period of more than nine consecutive months unless Company, prior to the expiration of such nine month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Company or, in any event, if such use shall have been prohibited for a period of twelve consecutive months; (E) the operation or location of such Financed Aircraft or Spare Engine, while under requisition for use by the United States or any instrumentality or agency thereof, in any area excluded from coverage by any insurance policy in effect with respect to such Financed Aircraft or Spare Engine, if Company shall be unable to obtain indemnity in lieu thereof from the United States; (F) any damage which results in an insurance settlement with respect to such Financed Aircraft or Spare Engine on the basis of an actual or constructive total loss or (G) a divestiture of such Airframe or Spare Engine as described in Section 4(d)(iii), Section 4(d)(vi), Section 4(d)(vii)(B) or
Section 4(d)(viii)(B) of any Aircraft Chattel Mortgage. An Event of Loss with respect to any Financed Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such Financed Aircraft.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "Existing Agreement" has the meaning assigned to that term in the Recitals hereto.

     "Facilities" means any and all real property now, hereafter or heretofore owned, leased, operated or used by Company or any of its predecessors.

     "Federal Aviation Act" means the Federal Aviation Act of 1958, as amended and as recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

     "Federal Aviation Administration" or "FAA" means the United States Federal Aviation Administration or any successor thereto administering the functions of the Federal Aviation Administration under the Federal Aviation Act.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day on which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

     "Financed Aircraft" means all Eligible Aircraft, including the airframes and engines, purchased by Company with proceeds of Revolving Loans made under this Agreement and with respect to which a First Aircraft Chattel Mortgage has been executed and delivered.

     "FINOVA Agreement" means that certain Secured Loan Agreement dated as of April 11, 1996 between FINOVA and Company, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

     "First Aircraft Chattel Mortgage" means, with respect to each Eligible Aircraft purchased with the proceeds of Loans, a Security Agreement and Chattel Mortgage (Aircraft No. ___) substantially in the form of Exhibit X annexed hereto granting to Administrative Agent for the benefit of Lenders a purchase money first priority security interest in such Eligible Aircraft, as such First Aircraft Chattel Mortgage may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Fiscal Year" means (i) with respect to the financial statements to be delivered by Company pursuant to subsection 5.1, Company's fiscal year on the date of such delivery and (ii) for all other purposes hereunder, a calendar year.

     "Funding and Payment Office" means the office of Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention: Marguerite Sutton.

     "Funding Date" means the date of the funding of a Loan.

     "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (ii), (iii) and (xiii) of subsection
5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 5.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 4.3.

     "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

     "Hazardous Materials" means any chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any law.

     "Hazardous Materials Activity" means any past, current, proposed, or threatened use, storage, release, generation, treatment, remediation or transportation of any Hazardous Material (i) from, under, in, into or on the Facilities or surrounding property; and (ii) caused by, or undertaken by or on behalf of, Company.

     "Indebtedness" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is
(a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and not Indebtedness.

     "Indemnitee" has the meaning assigned to that term in subsection 9.3.

     "Initial Closing Date" means the date on or before May 8, 1996 on which the initial Loans were made.

     "Insurance Proceeds" has the meaning assigned to that term in subsection 2.4B(iii)(c).

     "Interest Payment Date" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Third Amended and Restated Closing Date, and
(ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of six months "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

     "Interest Period" has the meaning assigned to that term in subsection 2.2B.

     "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in interest rates.

     "Interest Rate Determination Date" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

     "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person, (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary, or (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

     "Lien" means any lien, mortgage, pledge, assignment, security interest, charge, hypothecation, preference, priority, privilege, lease or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

     "Loan" or "Loans" means one or more of the Revolving Loans or Term Loans or any combination thereof.

     "Loan Documents" means this Agreement, the Notes, any guaranty entered into pursuant to subsection 5.9 and the Collateral Documents.

     "Loan Parties" means Company and any persons who enter into guaranties pursuant to subsection 5.9.

     "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or of Company and its Subsidiaries taken as a whole or (ii) the impairment of the ability of any Loan Party to perform the Obligations, or the impairment, as a result of actions or inaction by Company, of the ability of Credit Partners, Syndication Agent, Administrative Agent or Lenders to enforce the Obligations.

     "Material Agreement" means any or all of the Pass Through Trust Documents, the FINOVA Agreement, the Unsecured Revolving Credit Facility, the Senior Note Documents, the NationsBanc Agreement, each Purchase Agreement, any Modification Agreement, any BFE Agreement, the Philippine Lease, the Second Philippine Lease, the

AFL Leases, the AFL II Leases, and agreements in respect of Permitted Extension Indebtedness and Other Permitted Indebtedness.

     "Maximum Note Amount" means, with respect to any Eligible Aircraft, 80% of the Appraised Value of such Eligible Aircraft based on appraisals obtained pursuant to subsection 5.10 of such Eligible Aircraft made within 30 days prior to the purchase thereof and giving effect to the proposed modifications of such Eligible Aircraft pursuant to a Modification Agreement.

     "Modification Agreement" means any modification agreement entered into by Company with respect to the modification of any Financed Aircraft in form and substance satisfactory to Administrative Agent.

     "Moody's" means Moody's Investors Service, Inc.

     "NationsBanc Agreement" means the Loan Agreement, dated as of March 28, 1997, between Company, as Borrower and NationsBanc Leasing Corporation, as Lender, as further amended, supplemented and modified in accordance with this Agreement.

     "Net Cash Proceeds" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including (i) income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets of Company and that is required to be repaid under the terms thereof as a result of such Asset Sale.

     "Non-US Lender" has the meaning assigned to that term in subsection 2.7B(iii)(a).

     "Notes" means one or more of the Revolving Notes, the Amended and Restated Notes or the Assignee Notes, as the context requires.

     "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

     "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

     "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Syndication Agent, Administrative Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

     "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto,
(ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

     "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

     "Other Permitted Indebtedness" means Indebtedness incurred for the purpose of financing the acquisition of aircraft so long as (i) any such Indebtedness bears interest at a rate which does not exceed 15% per annum, (ii) such Indebtedness has a final stated maturity later than the final stated maturity of the Notes after giving effect to the conversion of Revolving Loans into Term Loans and (iii) the amortization and the other terms, provisions, conditions, covenants and events of default thereof taken as a whole shall be no more onerous or restrictive from the perspective of Company and its Subsidiaries or any less favorable, from the perspective of Lenders, than any other Designated Indebtedness.

     "Part" means, as the context requires, a Part as defined in a particular Aircraft Chattel Mortgage or Parts as defined in all Aircraft Chattel Mortgages.

     "Pass Through Trust Documents" means that certain Pass Through Trust Agreement dated as of November 30, 1995 between Atlas Air, Inc. and First Fidelity Bank, National Association, as Trustee (the "Pass Through Trust Agreement") and any trust indenture and security agreements including any related trust indenture and security agreement supplements which related to the equipment notes to be held in trust pursuant to the Pass Through Trust Agreement and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

     "Performance Certificate" shall have the meaning assigned to such term in subsection 5.1(xviii).

     "Performance Reduction" means a performance reduction of the Applicable Margin equal to 0.75% if at the end of any four fiscal quarter period commencing on or after December 31, 1997 and ending on or prior to December 31, 1999:

     The ratio of (x) Consolidated Adjusted EBITDA for such four fiscal quarter period to (y) Consolidated Interest Expense for such period is greater than 2.30:1.00; and

     The ratio of (x) Consolidated Total Debt (less Cash and Cash Equivalents in excess of $25 million) at the end of any such period plus seven times Consolidated Rental Payments for such period to (y) Consolidated Adjusted EBITDA for such period plus Consolidated Rental Payments for such period is less than 5.00:1.00.

The Performance Reduction shall be determined with reference to the most recent Performance Certificate delivered by Company to Administrative Agent pursuant to subsection 5.1(xviii). Any Performance Reduction shall become effective on the day following the delivery of the relevant Performance Certificate to Administrative Agent and subject to the next succeeding sentence, the Performance Reduction shall remain in effect for the remainder of the term of this Agreement. Notwithstanding anything to the contrary herein, at any time an Event of Default shall have occurred and be continuing, the Performance Reduction shall be zero.

     "Permitted Encumbrances" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 5.3;

          (ii) statutory Liens of landlords and Liens of carriers, warehouse-men, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith by appropriate proceedings that do not involve any danger of the sale, forfeiture or loss of any Collateral, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 7.8;

          (v) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

          (vi) any (a) interest or title of a lessor or sublessor under any lease permitted by subsection 6.9, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

          (vii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

          (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (ix) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 4(d) and 4(e) of the First Aircraft Chattel Mortgages;

          (x) Liens described in Schedule 6.2 annexed hereto;

          (xi) Liens arising pursuant to the NationsBanc Agreement; provided that such Liens encumber only assets acquired or refinanced with the proceeds of Indebtedness incurred pursuant to the NationsBanc Agreement;

          (xii) Liens arising pursuant to the AFL II Financing Agreement; provided that such Liens do not encumber any assets other than the AFL II Aircraft and other assets of AFL II;

          (xiii) Liens arising pursuant to the AFL Financing Agreement; provided that such Liens do not encumber any assets other than the AFL Aircraft and other assets of AFL;

          (xiv) Liens securing Indebtedness incurred in accordance with subsection 6.1(xii);

          (xv) The rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 4(d) and 4(e) of any aircraft chattel mortgages entered into in connection with the AFL Financing Agreement and/or the AFL II Financing Agreement; and

          (xvi) Liens granted pursuant to the Collateral Documents.

     "Permitted Extension Indebtedness" means renewals, extensions, substitutions, refinancings or replacements (each an "extension") by Company of any Indebtedness of Company, including any such successive transactions by Company, so long as (i) any such Indebtedness bears interest at a rate which does not exceed 15% per annum, (ii) any such Permitted Extension Indebtedness shall be in a principal amount that does not exceed the principal amount immediately prior to such extension, plus the amount of any premium required to be paid in connection with such extension pursuant to the terms of such Indebtedness, plus the amount of expenses of Company reasonably incurred in connection with such extension, (iii) in the case of any extension of subordinated Indebtedness, such Permitted Extension Indebtedness is made subordinate to the Obligations at least to the same extent as the Indebtedness immediately prior to such extension, (iv) such Permitted Extension Indebtedness has a final stated maturity later than the final stated maturity of the Notes after giving effect to the conversion of Revolving Loans into Term Loans and (v) the amortization and the other terms, provisions, conditions, covenants and events of default thereof taken as a whole shall be no more onerous or restrictive from the perspective of Company and its Subsidiaries or any less favorable, from the perspective of Lenders than those contained in the Indebtedness immediately prior to such extension.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Philippine Lease" means, that certain Lease Agreement dated as of February 23, 1995 by and between First Security Bank of Utah, National Association and Philippine Airlines Inc. as amended by an Amendment dated March 31, 1995, as modified pursuant to an acknowledgement dated December 31, 1996 by and between Philippine Airlines and Company, and as assigned to Atlas Air, Inc. pursuant to an Assignment and Acceptance of Lease dated December 31, 1996 as the Lease Agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

     "Potential Event of Default" means a condition or event that, after notice or the expiration of any grace period or both, would constitute an Event of Default.

     "Pricing Certificate" has the meaning assigned to that term in subsection 5.1(xvi).

     "Pricing Reduction" means, if at any time Company's obligations in respect of the Pass Through Trust Documents are rated by Moody's or S&P at the levels specified below, a pricing reduction equal to the percentage corresponding to the applicable rating set forth in the chart below:



                   Rating                                Pricing Reduction
                   ------                                -----------------
Ba3 or below by Moody's and
BB- or below by S&P                                             None

Ba2 by Moody's and
BB by S&P                                                      0.25%

Ba1 or higher by Moody's and
BB+ by S&P                                                     0.50%

In the event of a split rating, the more creditworthy of the two ratings shall be used to determine the Pricing Reduction; provided that, if the less creditworthy of the two ratings is two or more rating categories below the more creditworthy rating, the more creditworthy rating shall be deemed to be the rating category which is one rating category above the less creditworthy rating. The Pricing Reduction shall be determined with reference to the most recent Pricing Certificate delivered by Company to Administrative Agent pursuant to subsection 5.1(xvi). Any changes to the Pricing Reduction shall become effective on the day following the delivery of the relevant Pricing Certificate to Administrative Agent and shall remain in effect through the next date a Pricing Certificate is required to be delivered. It is understood and agreed that the Pricing Reduction percentages provided are not cumulative. Notwithstanding anything to the contrary herein, at any time an Event of Default shall have occurred and be continuing, the Pricing Reduction shall be zero.

     "Prime Rate" means the rate that Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

     "Pro Forma Basis" means, with respect to compliance with any covenant hereunder, compliance with such covenant after giving effect to any proposed incurrence of Indebtedness by Company or any of its Subsidiaries and the application of the proceeds thereof, the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business or any asset (including any ACMI Contracted Aircraft) by Company or any of its

Subsidiaries or any other related action which requires compliance on a Pro Forma Basis. In making any determination of compliance on a Pro Forma Basis, such determination shall be performed after good faith consultation with Administrative Agent using the consolidated financial statements of Company and its Subsidiaries which shall be reformulated as if any such incurrence of Indebtedness and the application of proceeds, acquisition, disposition or other related action had been consummated at the beginning of the period specified in the covenant with respect to which Pro Forma Basis compliance is required.

     "Pro Rata Share" means, with respect to each Lender, (i) prior to any Conversion Date the percentage obtained by dividing the Revolving Loan Exposure of that Lender by the aggregate Revolving Loan Exposure of all Lenders, and (ii) thereafter, the percentage obtained by dividing the Term Loan Exposure of that Lender by the aggregate Term Loan Exposure of all Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The Pro Rata Share of each Lender as of the date hereof is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

     "Proceedings" has the meaning assigned to that term in subsection 5.1(x).

     "Purchase Agreement" means, with respect to the purchase of any Eligible Aircraft to be financed with the proceeds of Revolving Loans, an aircraft purchase agreement and any related bill of sale providing, among other things, for the sale to Company of such Eligible Aircraft in form and substance satisfactory to Administrative Agent.

     "Reference Lenders" means Bankers Trust and one or more other Lenders designated by Credit Partners and Administrative Agent and reasonably satisfactory to Company.

     "Register" has the meaning assigned to that term in subsection 2.1.E.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

     "Requisite Lenders" means Lenders having or holding 50.1% or more of (i) prior to any Conversion Date, the aggregate Revolving Loan Exposure of all Lenders and (ii) thereafter, the aggregate Term Loan Exposure of all Lenders.

     "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Designated Indebtedness.

     "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(i), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

     "Revolving Loan Commitment Termination Date" means September 30, 1999.

     "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the aggregate outstanding principal amount of the Revolving Loans of that Lender.

     "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

     "Revolving Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1D on the Initial Closing Date and on each Funding Date on which Company purchases an aircraft with the proceeds of Revolving Loans and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 9.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of
Exhibit IIIA annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

     "S&P" means Standard & Poor's Rating Services.

     "Second Aircraft Chattel Mortgage" means with respect to each Eligible Aircraft purchased with the proceeds of Loans, a Second Security Agreement and Chattel Mortgage (Aircraft No. _____) and substantially in the form of Exhibit XI annexed hereto, granting a security interest in such Eligible Aircraft and Parts securing all Obligations that are not secured by the First Chattel Mortgage entered into concurrently therewith, as such Second Aircraft Chattel Mortgage may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

     "Second Philippine Lease" means, that certain Lease Agreement dated as of January 1, 1995 by and between Bankers Trust Company and Philippine Airlines, Inc., as modified pursuant to an acknowledgement dated May 6, 1997 by and between Philippine Airlines, Inc. and Company, and as assigned to Atlas Air, Inc. pursuant to an Assignment and Acceptance of Lease dated May 6, 1997 as the Lease Agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

     "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

     "Senior Notes" means the 10 3/4% Senior Notes due 2005 of Company issued pursuant to the Senior Note Documents.

     "Senior Note Documents" means the Indenture, dated as of August 13, 1997 between Company and State Street Bank and Trust Company relating to the Senior Notes and any and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

     "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Spare Engine" means, as the context requires, a Spare Engine as defined in a particular Aircraft Chattel Mortgage or all Spare Engines as defined in all Aircraft Chattel Mortgages.

     "Special Purpose Subsidiary" means (i) a Subsidiary of Company formed solely for the purpose of refinancing Notes associated with a Financed Aircraft or acquiring or refinancing other aircraft with Other Permitted Indebtedness the only assets of which are such Financed Aircraft and contributions to capital of such Subsidiary, which together with all other contributions to capital made to other such Subsidiaries, are not in excess of 15% of the consolidated book value of the assets of the Company and its Subsidiaries, and the only liability of which is the Permitted Extension Indebtedness incurred to refinance such Notes; provided that Company beneficially owns and controls at least 95% of the issued and outstanding capital stock of such Subsidiary or (ii) a wholly-owned Subsidiary formed pursuant to subsection 9.21.

     "Subsidiary" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Supplemental Type Certificates" has the meaning assigned to that term in the First Aircraft Chattel Mortgage.

     "Syndication Agent" means Credit Partners in its capacity as syndication agent.

     "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

     "Term Loan Commitment" means the commitment of a Lender to convert Revolving Loans into Term Loans pursuant to subsection 2.1A(ii), and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

    "Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to any Conversion Date, that Lender's Term Loan Commitment and (ii) thereafter, the outstanding principal amount of the Term Loan of that Lender.

     "Term Loans" means the Loans converted into Term Loans pursuant to subsection 2.1A(ii).

     "Third Amended and Restated Closing Date" means the date on or before September 5, 1997, on which the conditions set forth in subsection 3.5 are met and this Agreement becomes effective.

     "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any jurisdiction.

     "United States Citizen" has the meaning assigned to that term in subsection 4.1B.

     "Unsecured Revolving Credit Facility" means that certain credit facility between Atlas Air, Inc. and Bank One, Colorado, N.A., which provides for a $25,000,000 revolving working capital line of credit and a $1,000,000 term real estate loan, on terms substantially similar to the term sheet delivered to Administrative Agent as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.


1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

     Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

1.3  Other Definitional Provisions.

     References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                                   SECTION 2.
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  Commitments; Making of Loans; Notes; Register.

     A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in this subsection 2.1A.

        (i) Revolving Loans. Prior to the Third Amended and Restated Closing Date, Lenders have made Revolving Loans in the aggregate principal amount of $234,222,410.60 against the Revolving Loan Commitments, the proceeds of which were used to purchase and modify Eligible Aircraft. From and after the Third Amended and Restated Closing Date, each Lender severally agrees, subject to the conditions set forth in Section 3 and subject to the limitations set forth below, to lend to Company from time to time during the period from the Third Amended and Restated Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount, together with the amount of Revolving Loans made prior to the Third Amended and Restated Closing Date, not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Revolving Loan Commitment on the date hereof is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Revolving Loan Commitments on the date hereof is $250,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 9.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4B(ii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date unless converted to Term Loans pursuant to subsection 2.1A(ii). Amounts borrowed under this subsection 2.1A may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date. Amounts reborrowed after prepayment pursuant to subsection 2.4B(iii)(e) shall be allocated ratably among the Revolving Notes relating to all Financed Aircraft.

          Anything to the contrary in this Agreement notwithstanding, the Revolving Loans shall be subject to the limitation that in no event shall the Lenders lend an amount in excess of (x) on the date of acquisition of an Eligible Aircraft the lesser of (i) an amount equal to the purchase price of such Eligible Aircraft and (ii) 80% of the Appraised Value of such Eligible Aircraft as of the date of acquisition (but without giving effect to the contemplated modifications) or (y) on any date Revolving Loans are made to finance the modification of an Eligible Aircraft, 80% of the cost thereof as reflected in invoices delivered to Administrative Agent pursuant to subsection 3.2A (other than the final

     Revolving Loan to finance the cost of modification of such Eligible Aircraft which may be in an amount up to the lesser of (x) 100% of the costs of modification associated with such final Revolving Loan and (y) an amount which when added to all other Loans made with respect to such Eligible Aircraft does not exceed 80% of the Appraised Value as set forth in appraisals delivered pursuant to subsection 3.1(iv) after giving effect to completion of modification).

        (ii) Term Loans. Each Lender severally agrees, at the request of Company, to convert all of its Revolving Loans outstanding on the Revolving Loan Commitment Termination Date into Term Loans upon the terms and conditions set forth in this Agreement. Any request by Company for a conversion of Revolving Loans to Term Loans shall be made at least 30 days prior to the Revolving Loan Commitment Termination Date and shall be accompanied by an Officer's Certificate stating that no Potential Event of Default or Event of Default has occurred and is continuing. On the Conversion Date, Company shall deliver to each Lender an Amended and Restated Note with respect to each Financed Aircraft in substantially the form of Exhibit IIIB annexed hereto and such further documents as Administrative Agent may reasonably request.

     B. Borrowing Mechanics. Revolving Loans made on any Funding Date shall be in an aggregate minimum amount of $1,500,000. Whenever Company desires that Lenders make Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 12:00 Noon (New York time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate
Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of Loans requested, (iii) whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, (iv) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor and (v) whether such Loans are for the purpose of the purchase or the modification of an Eligible Aircraft. Revolving Loans and Term Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

     Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

   Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

     C. Disbursement of Funds. All Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office.

     Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D. Notes.

          (i) Each of the outstanding Revolving Notes shall be deemed amended and restated to reflect the change in the maturity date from June 30, 1998 to September 30, 1999. If so requested by a Lender, or in the event of any subsequent assignments pursuant to subsection 9.1 hereto, Assignee Notes will be issued substantially in the form of Exhibit IIIA or Exhibit IIIB annexed hereto, with appropriate insertions, to reflect the revised maturity date and the new Revolving Loan Commitments and/or outstanding Term Loans, as the case may be, of the assignee and/or the assigning Lender.

          (ii) Following the Third Amended and Restated Closing Date, on each date on which Company delivers a Notice of Borrowing pursuant to subsection 2.1B for the purpose of financing the purchase of an Eligible Aircraft, Company shall execute and deliver on such date to each Lender (or to Administrative Agent for that Lender) with respect to such Eligible Aircraft a Revolving Note substantially in the form of Exhibit IIIA annexed hereto to evidence that Lender's Revolving Loans in respect of such Eligible Aircraft in such Lender's Pro Rata Share of the aggregate principal amount of such Eligible Aircraft's Maximum Note Amount with other appropriate insertions. Company shall execute and deliver on the Conversion Date an Amended and Restated Note substantially in the form of Exhibit IIIB annexed hereto amending and restating each Revolving Note to evidence that Lender's Term Loans in the principal amount of such Revolving Note and with other appropriate insertions.

     E. The Register.

          (i) Administrative Agent shall maintain, at its address referred to in subsection 9.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Administrative Agent shall record in the Register the Revolving Loan Commitment and the Term Loan Commitment and the Revolving Loans and Term Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the Revolving Loans or Term Loans of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans.

          (iii) Each Lender shall record on its internal records (including, without limitation the Notes held by such Lender) the amount of each Revolving Loan and each Term Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's

     Obligations in respect of the applicable Loans; and provided, further, that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

          (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Company hereby designates Administrative Agent to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1E, and Company hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 9.3.


2.2  Interest on the Loans.

     A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Revolving Loan and each Term Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Revolving Loan or any Term Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Revolving Loan or a Term Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

     Subject to the provisions of subsections 2.2E and 2.7, each Revolving Loan and each Term Loan shall bear interest through maturity as follows:

          (i) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Margin per annum; or

          (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin per annum.

     The "Applicable Margin" for each Base Rate Loan and Eurodollar Rate Loan shall be the percentage set forth below for that type of Loan for the periods set forth below.



                                                         Applicable Margin
                                                         -----------------

                                                     Base            Eurodollar
                Time Period                        Rate Loan          Rate Loan
                -----------                        ---------          ---------
From the Third Amended and Restated
Closing Date through the Conversion                  1.50%              2.50%
Date

Thereafter                                           2.00%              3.00%


Notwithstanding the foregoing, the Applicable Margin shall be reduced in an amount equal to the applicable Pricing Reduction effective from the date following the delivery by Company to Administrative Agent of a Pricing Certificate through the date a subsequent Pricing Certificate is required to be delivered. If Company fails to deliver a Pricing Certificate or delivers an incorrect Pricing Certificate, no Pricing Reduction shall be effective until Company delivers a correct Pricing Certificate. Additionally, the Applicable Margin shall be reduced effective the day following the delivery by Company to Administrative Agent of a Performance Certificate demonstrating Company's entitlement to a Performance Reduction. The Pricing Reduction and the Performance Reduction shall be determined independently and both may be applicable concurrently.

     B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided that:

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Term Loans shall extend beyond September 30, 2002.

          (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Term Loans unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans on such date;

          (vii) there shall be no more than twelve Interest Periods outstanding at any time; and

          (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

     D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Revolving Loans or Term Loans equal to $3,000,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $3,000,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

     Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify
(i) the proposed conversion/continuation date (which shall be a Business Day),
(ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and
(v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

     E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans) ; provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     F. Computation of Interest. Interest on each Loan shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3  Fees.

     A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Third Amended and Restated Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the aggregate principal amount of Revolving Loans outstanding multiplied by one-half of 1% (.50%) per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Third Amended and Restated Closing Date, and on the Revolving Loan Commitment Termination Date.

     B. Administrative Fee. Company agrees to pay to Administrative Agent, an Administrative Agent's fee in the amount of $75,000 on the Third Amended and Restated Closing Date and on each anniversary thereof.

     C. Other Fees. Company agrees to pay to Credit Partners and Administrative Agent such other fees in the amounts and at the times separately agreed upon between Company and Credit Partners and Administrative Agent.

2.4 Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments.

     A. Scheduled Reductions of Term Loan Commitments. Company shall make principal payments on the Term Loans in installments the last day of each fiscal quarter commencing on December 31, 1999 in an amount equal to 1/12th of the principal amount of Term Loans outstanding on the Conversion Date; provided that such scheduled installments of principal of the Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than September 30, 2002, and the final installment payable by Company in respect of the Term Loans on such date shall be in an amount, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Loans. Any payment pursuant to this subsection 2.4A will be applied ratably among the Notes relating to all Financed Aircraft; provided that, at Administrative Agent's election, any prepayment may be deemed first to pay Loans made to finance labor costs associated with conversion, if any, and second to pay Loans made to finance other costs of conversion of the Financed Aircraft and thereafter to all other Loans.

     B. Prepayments and Unscheduled Reductions in Revolving Loan Commitments.

          (i) Voluntary Prepayments. Company may, upon not less than three Business Days' prior written or telephonic notice given to Administrative Agent by 12:00 Noon (New York time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty (other than pursuant to subsection 2.6D), any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $3,000,000 and integral multiples of $100,000 in excess of that amount; provided, however, that a Eurodollar Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

          (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the aggregate amount of all outstanding Revolving Loans at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $100,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share.

          (iii) Mandatory Prepayments and Mandatory Reductions of Revolving Loan Commitments.

               (a) Prepayments and Reductions from Asset Sales. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of any Asset Sale, Company shall (1) if such Asset Sale occurs prior to the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans in an amount equal to the Net Cash Proceeds of such Asset Sale and (2) if such Asset Sale occurs following the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), Term Loans in such amount; provided that, with respect to Asset Sales which do not include the sale of a Financed Aircraft, Company may retain Net Cash Proceeds in respect of such Asset Sales of up to $10 million in any Fiscal Year and $20 million in the aggregate. Concurrently with any prepayment of the Loans pursuant to this subsection 2.4B(iii)(a), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that Company shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment pursuant to this subsection 2.4B(iii)(a), determine that the prepayments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly make an additional prepayment of the Revolving Loans or Term Loans, as the case may be, in the manner described above in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit. Any mandatory prepayments pursuant to this subsection 2.4B(iii)(a) shall be applied as specified in subsection 2.4B(iv). Notwithstanding the foregoing, so long as (i) the AFL Financing remains outstanding, Cash Proceeds from the sale or other disposition of the AFL Aircraft shall not be subject to the provisions of this subsection 2.4(B)(iii)(a) to the extent that such Cash Proceeds are applied in accordance with the terms of the AFL Financing Agreement and (ii) the AFL II Financing remains outstanding, Cash Proceeds from the sale or other disposition of the AFL II Aircraft shall not be subject to the provisions of this subsection 2.4(B)(iii)(a) to the extent that such Cash Proceeds are applied in accordance with the terms of the AFL II Financing Agreement.

               (b) Prepayments and Reductions Due to Issuance of Certain Indebtedness. On the date of receipt by Company of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of Permitted Extension Indebtedness with respect to a Financed Aircraft, Company shall (1) if such issuance occurs prior to the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans in an amount equal to such net cash proceeds and (2) if such issuance occurs following the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), Term Loans in such amount. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv). Notwithstanding the foregoing, any such cash proceeds received pursuant to the AFL II Financing Agreement shall not be subject to the provisions of this subsection 2.4(B)(iii)(b).

               (c) Prepayments and Reductions Due to Insurance and Condemnation Proceeds. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of any cash payments under any of the casualty insurance policies covering damage to or loss of property maintained pursuant to subsection 5.4 resulting from damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual and documented reasonable costs incurred by Company in connection with adjustment and settlement thereof, "Insurance Proceeds") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual and documented reasonable costs incurred by Company in connection with adjustment and settlement thereof, "Condemnation Proceeds") (other than (x) the portion of such proceeds promptly applied to repair or replace the property in respect of which such proceeds were paid, (y) the portion of such proceeds required to be paid to Lien holders on aircraft other than Financed Aircraft or (z) proceeds applied pursuant to subsection 2.4B(iii)(d)), Company shall
          (1) if such receipt of cash payments occurs prior to the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans in an amount equal to such proceeds and (2) if such receipt of cash payments occurs following the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), Term Loans in such amount. Company shall, no later than 180 days after receipt of any such Insurance Proceeds or Condemnation Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of Revolving Loans or Term Loans, as the case may be, in the manner described above, in the full amount of all such proceeds that have not then been applied to repair or replace the property in respect of which such proceeds were paid. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv). Notwithstanding the foregoing so long as (i) the AFL Financing remains outstanding, Insurance Proceeds and Condemnation Proceeds with respect to the AFL Aircraft shall not be subject to the provisions of this subsection 2.4(B)(iii)(c) to the extent such proceeds are applied in accordance with the terms of the AFL Financing Agreement and (ii) the AFL II Financing remains outstanding, Insurance Proceeds and Condemnation Proceeds with respect to the AFL II Aircraft shall not be subject to the provisions of this subsection 2.4(B)(iii)(c) to the extent such proceeds are applied in accordance with the terms of the AFL II Financing Agreement.

               (d) Prepayments and Reductions Due to an Event of Loss. No later than the earlier of (x) the second Business Day following the date of receipt by Company or any of its Subsidiaries of any Insurance Proceeds or Condemnation Proceeds with respect to a Financed Aircraft or (y) 180 days following an Event of Loss with respect to a Financed Aircraft, Company shall (1) if such receipt of proceeds or Event of Loss occurs prior to the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans associated with such Financed Aircraft and (2) if such receipt of proceeds or Event of Loss occurs following the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Term Loans associated with such Financed Aircraft; provided that Company and its Subsidiaries shall not be required to make a prepayment pursuant to this subsection 2.4B(iii)(d) with respect to any proceeds applied pursuant to Section 4(f)(vi)(A) or 4(f)(vi)(B) of any Aircraft Chattel Mortgage.

               (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year, within 100 days after the last day of such Fiscal Year Company shall (1) prior to the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans in an amount equal to 50% of such Consolidated Excess Cash Flow and (2) following the Conversion Date, prepay, without premium or penalty (other than pursuant to subsection 2.6D), Term Loans in such amount; provided that, if as of the last day of such Fiscal Year, the aggregate principal amount of all Loans was less than 60% of the aggregate Appraised Value of all Financed Aircraft, no prepayment will be required under this subsection 2.4B(iii)(e). Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv).

               (f) Prepayments Due to Reductions in Appraised Value. Company shall from time to time prepay, without premium or penalty (other than pursuant to subsection 2.6D), the Revolving Loans to the extent necessary so that the outstanding principal amount of any Revolving Loans made to finance the acquisition or conversion of a Financed Aircraft shall not at any time exceed 80% of the Appraised Value of such Financed Aircraft as most recently determined pursuant to subsection 5.10; provided that, in lieu of making a prepayment hereunder, Company may provide Administrative Agent for the benefit of Lenders with cash collateral or a letter of credit in the amount of such prepayment pursuant to arrangements in form and substance satisfactory to Administrative Agent.

               (g) Prepayments Due to Failure to Register Aircraft with the FAA. In the event that, with respect to any Financed Aircraft, Administrative Agent's security interest in such Financed Aircraft is not fully perfected within five (5) Business Days of the funding of Loans with respect to such Financed Aircraft, Company shall prepay the full amount of such Loans.

     (iv) Application of Prepayments.

               (a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied ratably among the Notes relating to all of the Financed Aircraft; provided that, at Administrative Agent's election, any prepayment may be deemed first to prepay Loans made to finance labor costs associated with conversion, if any, second to prepay Loans made to finance other costs of conversion of a Financed Aircraft and thereafter to all other Loans. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in subsection 2.4A in inverse order of maturity.

               (b) Application of Mandatory Prepayments of Loans. Any mandatory prepayments of the Loans pursuant to subsection 2.4B(iii) shall be applied ratably among the Notes relating to all of the Financed Aircraft; provided that in the event a prepayment pursuant to subsection 2.4B(iii)(a), (b), (c), (d) (f) or (g) relates to Financed Aircraft, such prepayment shall be applied first to the Notes relating to such Financed Aircraft and second ratably among the Notes relating to all other Financed Aircraft, and then, in the case of Term Loans, to scheduled amortization payments in inverse order of maturity; provided further that, at Administrative Agent's election, any such prepayment may be deemed first to prepay Loans made to finance labor costs associated with conversion, if any, second to prepay Loans made to finance other costs of conversion of a Financed Aircraft and thereafter to all other Loans.

               (c) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Any prepayment of Loans shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

     C. General Provisions Regarding Payments.

          (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, set-off or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

          (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

          (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

2.5  Use of Proceeds.

     A. The proceeds of Revolving Loans shall be applied to finance (i) the purchase of an Eligible Aircraft pursuant to a Purchase Agreement in an amount up to the lesser of the purchase price of such Eligible Aircraft and 80% of the Appraised Value of such Eligible Aircraft (but without giving effect to any contemplated modifications) and/or (ii) the cost of making a Financed Aircraft usable by Company as a cargo aircraft by paying for those modifications identified in any Modification Agreement and any BFE Agreement (but not for maintenance costs) in an amount that when added to the amount financed in (i) does not exceed 80% the Appraised Value of such modified Eligible Aircraft; provided that the final Revolving Loan to finance the modification of such Eligible Aircraft may be in an amount equal to the lesser of (x) 100% of the costs of modification associated with such final Revolving Loan and (y) an amount which, when added to all other Revolving Loans made with respect to such Eligible Aircraft, does not exceed 80% of the Appraised Value of such Eligible Aircraft after giving effect to the completion of modification.

     B. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6  Special Provisions Governing Eurodollar Rate Loans.

     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. Determination of Applicable Interest Rate. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

     B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

     C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and

Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Agent shall promptly transmit to each other Lender). Thereafter
(a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Con-tinuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an

Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

     G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7  Increased Costs; Taxes; Capital Adequacy.

     A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B, in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

          (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B. Withholding of Taxes.

          (i) Payments to Be Free and Clear. All sums payable by Company under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

          (ii) Grossing-up of Payments. If Company or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Administrative Agent or any Lender under any of the Loan Documents:

               (a) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it;

               (b) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

               (c) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

               (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

     (iii) Evidence of Exemption from U.S. Withholding Tax.

               (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "Non-US Lender") shall deliver to Administrative Agent for transmission to Company, on or prior to the Third Amended and Restated Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

               (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

               (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a); provided that if such Lender shall have satisfied such requirements on the Third Amended and Restated Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

     C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     D. Substitute Lenders. In the event Company is required under the provisions of this subsection 2.7 to make payments in a material amount to any Lender or in the event any Lender fails to lend to Company in accordance with this Agreement, Company may, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination,
(i) Company shall pay that Lender all principal, interest and fees and other amounts (including without limitation, amounts, if any, owed under this subsection 2.7) owed to such Lender through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.

2.8  Obligation of Lenders to Mitigate.

     Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under subsection 2.7, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans of such Lender through another lending office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to subsection 2.7 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or the interests of such Lender; provided that such Lender will not be obligated to utilize such other lending office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.


                                   SECTION 3.
                               CONDITIONS TO LOANS

     The obligations of Administrative Agent and Lenders to make Loans hereunder are subject to the satisfaction of the following conditions:

3.1  Conditions to Loans to Finance Aircraft Acquisition.

     The obligations of Lenders to make Loans to finance the acquisition of an aircraft on any Funding Date are subject to the following conditions:

          (i) Company shall deliver to Administrative Agent an Officer's Certificate and such supportive documents as may be requested by Administrative Agent, certifying that the aircraft to be acquired is an Eligible Aircraft;

          (ii) as of the date of purchase of such Eligible Aircraft, Administrative Agent shall be reasonably satisfied that Company and its Subsidiaries have entered into binding ACMI Contracts sufficient to ensure the continued employment (consistent with past practices) of substantially all other aircraft owned and operated by Company and its Subsidiaries other than the new aircraft being acquired;

          (iii) on the date of purchase of any such Eligible Aircraft, Administrative Agent, on behalf of Lenders, shall have been granted a first priority Lien on such Eligible

     Aircraft, spare parts and related assets (including, without limitation, the Purchase Agreement and any Modification Agreement) and the Purchase Agreement, any Modification Agreement and any BFE Agreements shall have been assigned to Administrative Agent and any Persons whose consent is necessary for an effective assignment of such agreements shall have so consented, in each case, pursuant to documentation and procedures acceptable to Administrative Agent;

          (iv) Company shall have delivered to Administrative Agent appraisals from two Approved Appraisers, in form and substance satisfactory to Administrative Agent, demonstrating that the amount of the Revolving Loan requested does not exceed 80% of the Appraised Value of the Eligible Aircraft to be acquired as of the Funding Date and that, after giving effect to all proposed modifications of such Eligible Aircraft, the Maximum Note Amount shall not exceed 80% of the Appraised Value of such Eligible Aircraft as so modified;

          (v) a First Aircraft Chattel Mortgage and a Second Aircraft Chattel Mortgage with respect to the Eligible Aircraft shall have been filed in such order for recordation with the FAA under the Federal Aviation Act;

          (vi) Uniform Commercial Code Financing Statements naming Administrative Agent as the secured party covering such Eligible Aircraft and spare parts shall have been duly executed and delivered and duly filed in all jurisdictions necessary or desirable to perfect a security interest in the Collateral;

          (vii) the FAA Bill of Sale shall have been delivered for recordation with the FAA pursuant to the Federal Aviation Act;

          (viii) the Eligible Aircraft shall have been registered with the FAA in the name of Company or if not previously registered in the United States, an application for registration shall have been filed;

          (ix) Administrative Agent shall have received originally executed copies of one or more favorable written opinions of counsel to Company in form and substance satisfactory to Administrative Agent dated as of the Funding Date and setting forth the matters designated in the opinions in Exhibits VA, VB and VC and such other matters as Administrative Agent may reasonably request.

          (x) Administrative Agent shall have received originally executed copies of one or more favorable written opinions of FAA counsel or other counsel in form and substance satisfactory to Administrative Agent dated as of the Funding Date or the date such Eligible Aircraft is registered with the FAA if such registration occurs after the Funding Date and setting forth such matters related to the FAA or other Aeronautical Authority having jurisdiction over the Eligible Aircraft being acquired as Administrative Agent may reasonably request;

          (xi) Administrative Agent shall have received evidence satisfactory to it to the effect that as of such Funding Date Company is an air carrier certificated under Sections 401 and 604(b) of the Federal Aviation Act; certificates of airworthiness with respect to the Eligible Aircraft shall have been duly issued by an Aeronautical Authority pursuant to the Federal Aviation Act and shall be in full force and effect; and each Engine shall be in compliance with all airworthiness standards of the FAA or shall be maintained in accordance with an FAA approved program;

          (xii) Company shall have good and marketable title to and a valid ownership interest in the Collateral free and clear of all Liens other than Liens permitted by subsection 6.2;

          (xiii) no Event of Loss with respect to the Airframe or any Engine to be delivered shall have occurred and no event or condition which with the giving of notice or lapse of time or both, would result in any such Event of Loss shall have occurred and be continuing;

          (xiv) Company shall have delivered to Administrative Agent certificates of insurance naming Administrative Agent on behalf of Administrative Agent and Lenders as loss payee under casualty insurance policies with respect to the Eligible Aircraft to be acquired and a broker's report evidencing compliance with the requirements of the First Aircraft Chattel Mortgage with respect to such Eligible Aircraft;

          (xv) Company shall have delivered to Administrative Agent all documents executed in connection with the Purchase Agreement related to such aircraft and such documents shall be in form and substance satisfactory to Administrative Agent;

          (xvi) any Revolving Loan made to finance the purchase of a Financed Aircraft shall be made no later than ten days after the later of Company's payment of the purchase price with respect to or acquisition of title to such Financed Aircraft; and

          (xvii) Company shall have delivered to Administrative Agent such other documents as Administrative Agent may reasonably request and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent.

     Notwithstanding the foregoing, Administrative Agent may (provided that no Event of Default has occurred or is continuing) in its sole and absolute discretion waive the conditions set forth in clauses (iii), (v), (vii), (viii) and (x) to the extent necessary by reason of the fact that Company is unable to obtain a deregistration certificate with respect to the applicable Eligible Aircraft prior to the purchase of such Eligible Aircraft; provided that, if Administrative Agent's security interest in such Eligible Aircraft is not fully perfected within five (5) Business Days of full funding of the Loans with respect to such Eligible Aircraft, Company shall prepay such Loans in accordance with subsection 2.4B(iii)(g); provided further, that Administrative Agent may not waive such conditions with respect to more than one Eligible Aircraft at any time.

3.2  Condition to Loans to Finance Cargo Conversion.

     The obligations of Lenders to make Loans to finance the costs of conversion of a Financed Aircraft on any Funding Date are subject to the additional conditions set forth below:

     A. Conditions to Each Loan to Finance the Costs of Conversion.

          (i) Administrative Agent shall have received an invoice and bill of sale with respect to any Parts delivered in connection with the modification of Financed Aircraft and with respect to any buyer furnished equipment, and an invoice for any services or other costs associated with the modification of such Financed Aircraft and/or such other information and materials as may be reasonably requested by Administrative Agent confirming the name of the vendor performing the service, the Parts or service to be financed by such Revolving Loan, the amount due from or previously paid by Company, the satisfactory completion of the services for which such Revolving Loan proceeds shall be applied and such other information regarding such service as Administrative Agent may request. To the extent practicable, each Revolving Loan made shall be allocated only to the costs of conversion other than labor costs associated with such conversion; and

          (ii) with respect to any Revolving Loan to finance the purchase of a Part, such Revolving Loan shall be made no later than ten days after the later of Company's payment for or acquisition of title to such Part.

     B. Conditions to the Final Loan to Finance the Cost of Conversion.

          (i) If there has been any material deviation from the terms of the Modification Agreement entered into by Company with respect to a Financed Aircraft after the date of the appraisals delivered pursuant to subsection 3.1(iv), Company shall have delivered to Administrative Agent appraisals demonstrating that the amount of the Revolving Loans requested when added to all previous Revolving Loans made with respect to the Financed Aircraft which has been converted as of the Funding Date does not exceed the lesser of (x) 100% of the remaining costs of conversion and (y) 80% of the Appraised Value of the Financed Aircraft;

          (ii) Company shall deliver to Administrative Agent an Officer's Certificate (x) certifying that the conversion of the Financed Aircraft has been completed and that all obligations of Company with respect to the modifications of the Financed Aircraft under a Modification Agreement and any BFE Agreement have been satisfied and (y) stating the total cost of the purchase and modification of such Financed Aircraft, which shall not be less than all Loans made in respect of such Financed Aircraft.

          (iii) Company shall deliver to Administrative Agent (a) a copy of the Aircraft re-delivery receipt and evidence of transfer of title to each Part included in the modification, (b) copies of any Supplemental Types Certificates issued by the FAA, and (c) copies of any FAA Form 337s to be filed in connection with such modification;

          (iv) Administrative Agent shall have received evidence satisfactory to it to the effect that as of such Funding Date Company is an air carrier certificated under Sections 401 and 604(b) of the Federal Aviation Act; certificates of airworthiness with respect to the Eligible Aircraft shall have been duly issued pursuant to the Federal Aviation Act and shall be in full force and effect; and each Engine shall be in compliance with all airworthiness standards of the FAA or shall be maintained in accordance with an FAA approved program; and

          (v) Company shall have delivered to Administrative Agent such other documents as Administrative Agent may reasonably request and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent.

3.3  Conditions to All Loans.

     The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

     A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

     B. As of that Funding Date:

          (i) the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; provided that, with respect to any Funding Date referred to in subsection 3.2, Company's representations and warranties shall be to its best knowledge;

          (ii) no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

          (iii) Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

          (iv) no order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

          (v) the making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

          (vi) there shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 4.6 or 5.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

     C. With respect to any Revolving Loans made on a Funding Date for the purpose of reborrowing prior to the Conversion Date an amount equal to the amount of mandatory prepayments made pursuant to subsection 2.4B(iii)(e), Administrative Agent shall have received an opinion of Cahill Gordon & Reindel, or such other counsel as may be acceptable to Administrative Agent, dated as of such Funding Date confirming the applicability of Section 1110 of the Bankruptcy Code, to such Revolving Loans made on such Funding Date, in form and substance satisfactory to Administrative Agent.

3.4  Conditions to Conversion of Revolving Loans Into Term Loans.

     The obligations of Lenders to convert Revolving Loans into Term Loans on the Conversion Date are subject to the following conditions precedent:

          (i) each of the conditions set forth in Subsections 3.3B and 3.3C shall have been satisfied as of the Conversion Date;

          (ii) Company shall have delivered to Lenders (or to Administrative Agent for Lenders) executed originals of the Amended and Restated Notes, duly executed in accordance with subsection 2.1D, drawn to the order of each Lender and with appropriate insertions;

          (iii) Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Company in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Conversion Date, as setting forth such matters as Administrative Agent may reasonably request; and

          (iv) Administrative Agent shall have received copies of such other documents as Administrative Agent may reasonably request and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent.

3.5  Conditions to Effectiveness.

     The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions:

          (i) each of the parties hereto shall have executed and delivered counterparts of this Agreement to Administrative Agent;

          (ii) Company shall have delivered to Administrative Agent a Financial Condition Certificate dated the Third Amended and Restated Closing Date, substantially in the form annexed hereto as Exhibit IX with appropriate attachments demonstrating that, after giving effect to the full amounts which will be available under this Agreement, Company and its Subsidiaries, taken as a whole, are Solvent;

          (iii) Lenders and their respective counsel shall have received (A) originally executed copies of one or more favorable written opinions of Cahill Gordon & Reindel, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Third Amended and Restated Closing Date and setting forth substantially the matters in the opinions designated in Exhibit VA annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request, (B) the opinion of Cahill Gordon & Reindel regarding Section 1110 of the Bankruptcy Code, dated the Third Amended and Restated Closing Date and setting forth substantially the matters in the opinions designated in Exhibit VB annexed hereto, and (C) evidence satisfactory to Administrative Agent that Company has requested such counsel to deliver such opinions to Lenders;

          (iv) Lenders and their respective counsel shall have received executed copies of one or more favorable written opinions of Nesa Hassanein, General Counsel of Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated the Third Amended and Restated Closing Date, and setting forth substantially the matters in the opinions designated in Exhibit VC annexed hereto;

          (v) After giving effect to the transactions contemplated hereby (including the payment of, or taking reserves for, all transactions fees and expenses), Company shall not have less than $25 million cash on its consolidated balance sheet;

          (vi) Agents shall be satisfied with the capital, organization, ownership and management structure of Company and its Subsidiaries and with the form and substance of the ACMI Contracts, any Modification Agreements, any BFE Agreements, aircraft lease arrangements (including, without limitation, the Philippine Lease and the Second Philippine Lease), Purchase Agreements, existing financing agreements and intercreditor arrangements (including, without limitation, the Senior Note Documents and the Pass Through Trust Documents) and the AFL II Financing Agreement shall have been completed or shall be completed concurrently under terms and conditions reasonably satisfactory to Agents and Lenders; and

          (vii) Company shall have taken such actions and delivered to Administrative Agent such documents as Administrative Agent may reasonably request and all such documents shall be in form and substance reasonably satisfactory to Administrative Agent.


                                   SECTION 4.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Agreement and to make the Loans, Company represents and warrants to each Lender, on the date of this Agreement and on each Funding Date, that the following statements are true, correct and complete:

4.1  Organization, Powers, Qualification, Good Standing, Business and
     Subsidiaries.

     A. Organization and Powers. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and to carry out the transactions contemplated thereby.


     B. Qualification and Good Standing; Air Carrier Certification. Company is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect. Company is a "citizen of the United States" within the meaning of the Federal Aviation Act (a "United States Citizen") and holds an air carrier operating certificate under the Federal Aviation Act for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

     C. Subsidiaries. All of the Subsidiaries of Company as of the Third Amended and Restated Closing Date are identified in Schedule 4.1 annexed hereto, as said
Schedule 4.1 may be supplemented from time to time pursuant to the provisions of subsection 5.1(xvii). The capital stock of each of the Subsidiaries of Company identified in Schedule 4.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 4.1 annexed hereto (as so supplemented) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 4.1 annexed hereto (as so supplemented) correctly sets forth the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

     D. Collateral Documents. The security interests created in favor of Administrative Agent under the Collateral Documents have at all times from and after the Initial Closing Date constituted and will continue to constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable security interest in and Lien on all of the Collateral referred to therein in favor of Administrative Agent for the benefit of the Lenders, perfected and prior to the rights of all third persons in accordance with the requirements of all applicable Collateral Documents. Each Loan Party has good and marketable title to its respective Collateral, and all such Collateral is free and clear of all Liens except for Liens permitted by subsection 6.2. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents, other than such as have been obtained and which remain in full force and effect and UCC financing statements to be filed, or delivered to Administrative Agent for filing, on the Third Amended and Restated Closing Date and periodic UCC continuation filings or as is specifically otherwise permitted by the terms of any applicable Collateral Document.

4.2  Authorization of Borrowing, etc.

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action on the part of each Loan Party.

     B. No Conflict. The execution, delivery and performance by the Loan Parties of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with in any material respect, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Third Amended and Restated Closing Date and disclosed in writing to Lenders.

     C. Governmental Consents. The execution, delivery and performance by the Loan Parties of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body which has not been obtained or made on or prior to the date required to be obtained or made unless waived by Administrative Agent in accordance with this Agreement.

     D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by each of the Loan Parties party thereto and is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

4.3  Financial Condition.

     Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated and consolidating balance sheets of Company and its Subsidiaries as at December 31, 1996, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the Fiscal Year then ended and (ii) the unaudited consolidated and consolidating balance sheets of Company and its Subsidiaries as at June 30, 1997 and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the nine months then ended. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Company does not have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition



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



(financial or otherwise) or prospects of Company or of Company and its Subsidiaries taken as a whole.

4.4  No Material Adverse Change; No Restricted Junior Payments.

     Since June 30, 1997, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Since June 30, 1997, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 6.5.

4.5  Title to Properties; Liens.

     A. Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of the properties and assets reflected in the financial statements referred to in subsection 4.3 or in the most recent financial statements delivered pursuant to subsection 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 6.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B. Each Financed Aircraft operated in the United States has a current and valid airworthiness certificate issued by the FAA pursuant to the Federal Aviation Act in effect and is in such condition as may be necessary to enable the airworthiness certificate to be maintained in good standing. Each Engine has a rated takeoff horsepower greater than 750 horsepower, or the equivalent of such horsepower. Each Financed Aircraft operated in the United States is registered with the FAA in the name of Company, and Company has authority to operate such Financed Aircraft. Company has good title to such Financed Aircraft, free and clear of all Liens other than Liens permitted by subsection 6.2.

4.6  Litigation; Adverse Facts.

     There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries is (i) in violation of any applicable laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (ii) subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentali-ty, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.7  Payment of Taxes.

     Except to the extent permitted by subsection 5.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Company does not know of any proposed tax assessment against Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, for liabilities for taxes as shall be required in conformity with GAAP shall have been made or provided in the financial statements of Company. There are no agreements with respect to taxes between Company and any tax agency or authority.

4.8  Performance of Agreements; Materially Adverse Agreements.

     A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

     B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.9  Governmental Regulation.

     Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

4.10 Securities Activities.

     A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated



                                       63

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basis) subject to the provisions of subsection 6.2 or 6.7 or subject to any restriction contained in any agreement or instrument, between any Loan Party, on the one had, and any Lender or any Affiliate of any Lender, on the other hand, relating to Indebtedness and within the scope of subsection 7.2, will be Margin Stock.

4.11 Employee Benefit Plans.

     Company maintains a qualified retirement plan under Section 401(k) of the Internal Revenue Code (the "Company 401(k) Plan"). Company's 401(k) Plan has no unfunded liabilities in excess of $10,000,000, and Company is in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan and has performed all its obligations under such Employee Benefit Plan in all material respects. The Company has no Employee Benefit Plans, other than the Company 401(k) Plan. The Company has no ERISA Affiliates that sponsor, maintain, contribute to or are liable with respect to any Employee Benefit Plans.

4.12 Certain Fees.

     No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

4.13 Environmental Protection.

     A. All Facilities and operations of the Company are, and have been to the best of Company's knowledge, in compliance in all material respects with all Environmental Laws.

     B. There are no, and have been no, conditions, occurrences, or Hazardous Materials Activity (a) arising at any Facilities or at any other location or (b) arising in connection with the operations of Company (including the transportation of Hazardous Materials in accordance with applicable regulations), which conditions, occurrences or Hazardous Materials Activity could reasonably be expected to form the basis of an Environmental Claim against Company and which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     C. To the best of Company's knowledge, there are no pending or threatened Environmental Claims against Company, and Company has received no notices, inquiries, or requests for information with respect to any Environmental Claims.





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4.14 Employee Matters.

     There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

4.15 Solvency.

     Company and each of its Subsidiaries is and, upon the incurrence of any Obligations by Company on any date on which this representation is made, will be, Solvent.

4.16 Disclosure.

     No representation or warranty of Company or any of its Subsidiaries contained in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by Company) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.


                                   SECTION 5.
                         COMPANY'S AFFIRMATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

5.1  Financial Statements and Other Reports.

     Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Administrative Agent and Lenders:





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          (i) Monthly Financials: as soon as available and in any event within
     30 days after the end of each month ending after the Third Amended and Restated Closing Date, financial statements prepared by Company in the ordinary course of business certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries for such month, subject to changes resulting from audit and normal year-end adjustments;

          (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of each fiscal quarter of each Fiscal Year,
     (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 5.1(xii), all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter; provided that delivery of Company's Form 10-Q for such fiscal quarter shall be deemed to satisfy the requirements of this subsection 5.1(ii);

          (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the consolidated plan and financial forecast delivered pursuant to subsection 5.1(xii) for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated,
     (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by Company and satisfactory to Administrative Agent, which report shall be unqualified, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present



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



     the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided that delivery of Company's Form 10-K for such Fiscal Year shall be deemed to satisfy the requirements of clauses (a) and (b) of this subsection 5.1(iii);

          (iv) Officers' and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above after the Third Amended and Restated Closing Date, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable quarterly and annual accounting periods with the restrictions contained in Section 6;

          (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 4.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (ii), (iii) or (xii) of this subsection 5.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision
     (ii), (iii) or (xii) of this subsection 5.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (ii), (iii) or
     (xii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences which would have resulted if such financial statements had been prepared without giving effect to such change;





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



          (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

          (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

          (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

          (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 7.2,
     (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such

     Form as in effect on the date hereof), or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

          (x) Litigation or Other Proceedings: (a) promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

               (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

               (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

     written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters; and (b) within twenty days after the end of each fiscal quarter of Company, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, Company or any of its Subsidiaries equal to or greater than $1,000,000 and promptly after request by Administrative Agent such other information as may be reasonably requested by Administrative Agent to enable Administrative Agent and its counsel to evaluate any of such Proceedings;

          (xi) ERISA Notices: with reasonable promptness, copies of (a) each annual report (Form 5500 Series) filed by Company or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Employee Benefit Plan, (b) any notices received by Company or any of its ERISA Affiliates with respect to a "multiemployer plan," within the meaning of
     Section 4001(a)(3) of ERISA, and (c) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

          (xii) Financial Plans and Projections: as soon as practicable after preparation thereof by Company in the normal course of business, Company shall provide copies of its financial plans and projections and at the reasonable request of Administrative Agent or Requisite Lenders an opportunity for Lenders to question and discuss such materials with the chief financial officer of Company; provided that, at the request of Company, all copies of such financial plans and projections shall be returned to Company after review thereof and the completion of such discussion;

          (xiii) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

          (xiv) Environmental Audits and Reports: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, with respect to significant environmental matters at any Facility or which relate to an Environmental Claim which could result in a Material Adverse Effect;

          (xv) Special Purpose Subsidiaries: promptly upon any Special Purpose Subsidiary becoming a Subsidiary of Company, a written notice setting forth with respect to such Special Purpose Subsidiary (a) the date on which such Special Purpose Subsidiary became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule 4.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 4.1 annexed hereto for all purposes of this Agreement); and

          (xvi) Pricing Certificates (a) together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (b) within one Business Day after any public release by S&P or Moody's lowering its credit rating on Company's obligations under the Pass Through Trust Documents, and (c) at such additional times as Company may elect, a certificate setting forth the credit rating on Company's obligations under the Pass Through Trust Documents (each, a "Pricing Certificate");

          (xvii) Performance Certificates: in the event that Company believes it is entitled to a Performance Reduction, consolidated financial statements of Company and its Subsidiaries for the most recently ended four fiscal quarter period (which shall be audited in the case of the financial statements for year-end) and a certificate setting forth the calculation necessary to demonstrate Company's entitlement to a Performance Reduction; and

          (xviii) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.





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5.2  Corporate Existence.

     Except as permitted under subsection 6.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however, that the corporate existence of any such Subsidiary may be terminated if such termination is in the best interests of Company and its Subsidiaries and is not materially disadvantageous to any Lender. Company will, and will cause each of its Subsidiaries to, at all times maintain its corporate existence as a United States Citizen.

5.3  Payment of Taxes and Claims; Tax Consolidation.

     A. Company will, and will cause its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty, fine or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty fine or interest shall be incurred with respect thereto; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, with respect to any liability for taxes, as shall be required in conformity with GAAP shall have been made therefor in the financial statements of the Company.

     B. Company will not, and will not permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than any Subsidiary of Company or Company).

5.4  Maintenance of Properties; Insurance.

     Company will, and will cause its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Company will maintain or cause to be maintained, with insurers of recognized responsibility and reputation, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage (including, without limitation, flood insurance, if necessary or advisable) of the kinds customarily carried or maintained under similar circumstances by corporations engaged in similar businesses and Company will, with respect to each Financed Aircraft, maintain the insurance specified in the First Aircraft Chattel Mortgage with respect to such Financed Aircraft.

     Company may self-insure, by way of deductible or equivalent structures or provisions in insurance policies, the risks required to be insured against pursuant to this subsection 5.4 in such



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



reasonable amounts as are then applicable to other similar aircraft or spare engines in Company's fleet, and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with Company; provided, however, that Company may not self-insure in an amount in excess of $1,000,000 per Financed Aircraft without the prior written consent of Administrative Agent.

5.5  Inspection; Lender Meeting.

     Company will, and will cause its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or any of its Subsidiaries, including its and their financial and accounting records, and, with the permission of Company which shall not be unreasonably withheld, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided that so long as no Event of Default shall have occurred and be continuing, such inspection shall not be disruptive to Company's business, as reasonably determined by Company. Without in any way limiting the foregoing, Company will, upon the request of Agents or Requisite Lenders, participate in a meeting of Agents and Lenders once during each Fiscal Year to be held at Company's corporate offices (or such other location as may be agreed to by Company and Agents) at such time as may be agreed to by Company and Agents.

5.6  Compliance with Laws, etc.

     Company will, and will cause its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, Environmental Laws), noncompliance with which could reasonably be expected to cause a Material Adverse Effect. Company shall not conduct, and shall not permit the conduct of, any Hazardous Materials Activity at any Facility or at any other location which could reasonably be expected to form the basis of an Environmental Claim against Company and which could reasonably be expected to have a Material Adverse Effect.

5.7  Environmental Indemnity.

     Company agrees to indemnify, defend, and hold harmless Administrative Agent and Lenders, and the officers, directors, employees, agents and affiliates of Administrative Agent and Lenders from and against any and all losses, claims, liability or expenses arising in connection with Environmental Claims against Company or with any Hazardous Materials Activity.

5.8  Company's Remedial Action Regarding Hazardous Materials.

     Company will promptly take, and will cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, storage, use, disposal,



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



transportation or Release of any Hazardous Materials on, under or about any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations. In the event Company or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Materials on, under or about any Facility, Company or such Subsidiary will conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith by Company or such Subsidiary.

5.9  Further Assurances; New Subsidiaries.

     At any time or from time to time upon the request of Administrative Agent, Company will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents. In furtherance and not in limitation of the foregoing, Company will cause any Subsidiary whose total assets exceed 15% of the consolidated total assets of Company, in each case determined in accordance with GAAP (other than a Special Purpose Subsidiary or Atlas One), to take such actions as Administrative Agent may reasonably request from time to time to ensure that the Obligations are guarantied by any such Subsidiary. If, after the Third Amended and Restated Closing Date, Company or any of its Subsidiaries (other than a Special Purpose Subsidiary or Atlas One) acquires any asset, other than an aircraft financed with Loans hereunder or with Other Permitted Indebtedness, with a fair market value in excess of $5 million, or the value of spare parts of Company and its Subsidiaries not subject to Liens securing Designated Indebtedness exceeds $25 million in the aggregate, Company shall so notify Administrative Agent and take, or cause such Subsidiaries to take, such actions as Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, mortgages, deeds of trust, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are secured by a first priority security interest in such asset or spare parts (other than capital stock of a Subsidiary), as the case may be; provided that, in the case of any engine otherwise subject to such security interest, such Lien may be released at the request of Company in connection with a refinancing thereof with Other Permitted Indebtedness. Notwithstanding the foregoing, so long as (i) the AFL II Financing remains outstanding nothing herein shall cause or give rise to an obligation on the part of the Company or AFL II to require a guaranty or grant of security interest in the assets of AFL II and (ii) the AFL Financing remains outstanding nothing herein shall cause or give rise to an obligation on the part of the Company or AFL to require a guaranty or grant of security interest in the assets of AFL. The Lenders acknowledge that the security interest and Lien created by the Collateral Documents does not extend to the assets of AFL or AFL II now existing or hereafter acquired.





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5.10 Appraisals.

     Upon Administrative Agent's request after the occurrence and during the continuance of an Event of Default and in any event no less than once each calendar year, Company will obtain appraisals of each of the Financed Aircraft from two Approved Appraisers, in form and substance satisfactory to Administrative Agent.

5.11 Key Man Life Insurance.

     Company shall use its best efforts to obtain Key Man Life Insurance with respect to Michael A. Chowdry in an amount and for a period to be agreed upon by Company and Administrative Agent, and with respect to which Administrative Agent, on behalf of Lenders, shall be named beneficiary.

5.12 Maintenance Contracts.

     Company shall maintain contracts with respect to the maintenance of each Financed Aircraft sufficient to insure compliance with the Federal Aviation Act, in form and substance reasonably satisfactory to Administrative Agent.

5.13 Employee Benefit Plans.

     Company will not establish or permit to be established any Employee Benefit Plans for Company or any of its employees and will not permit any ERISA Affiliate to establish any Employee Benefit Plan which, in either case, could result in a liability for Company, under ERISA, in excess of $10 million.


                                   SECTION 6.
                          COMPANY'S NEGATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1  Indebtedness.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Company may become and remain liable with respect to the Obliga-tions;




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




          (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 6.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases; provided that such Capital Leases are permitted under the terms of subsection 6.9;

          (iv) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 6.1 annexed hereto;

          (v) Company may become and remain liable with respect to Permitted Extension Indebtedness; provided, that with respect to any transaction in which Permitted Extension Indebtedness is incurred with respect to any Financed Aircraft, the cash proceeds from such Permitted Extension Indebtedness are sufficient to repay in full the Notes associated with such Financed Aircraft;

          (vi) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or would result therefrom and Company delivers an Officers' Certificate to Administrative Agent and Lenders, in form and substance reasonably satisfactory to Administrative Agent, confirming that, on a Pro Forma Basis after giving effect to such incurrence of Indebtedness, (i) the ratio of Consolidated Total Debt (less Cash and Cash Equivalents held by Company in excess of $25 million) as of the last day of the most recently ended fiscal quarter (the "Determination Date") plus seven times Consolidated Rental Payments to Consolidated Adjusted EBITDA plus Consolidated Rental Payments for the four fiscal quarter period ending on such Determination Date does not exceed the ratio set forth in subsection 6.6B for the fiscal quarter in which such Indebtedness is to be incurred, (ii) the ratio of Consolidated Adjusted EBITDA for such four fiscal quarter period to Consolidated Interest Expense for such four-fiscal quarter period is not less than the ratio set forth in subsection 6.6A for the fiscal quarter in which such Indebtedness is to be incurred;

          (vii) Company may become and remain liable with respect to Indebtedness under the Unsecured Revolving Credit Facility in an aggregate principal amount not to exceed $26 million at any time outstanding;

          (viii) Company may become and remain liable with respect to Indebtedness under the NationsBanc Agreement;

          (ix) AFL may become and remain liable with respect to all of the obligations under the AFL Financing documents and Company may become and remain liable with respect to the AFL Leases;

          (x) AFL II may become and remain liable with respect to all of the obligations under the AFL II Financing documents and Company may become and remain liable with respect to the AFL II Leases;

          (xi) Company may become and remain liable with respect to the Senior Notes; and

          (xii) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed, without duplication, when added to the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries outstanding in accordance with subsection 6.4(vi), $30 million at any time outstanding.

6.2  Liens and Related Matters.

     A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except:

          (i) Permitted Encumbrances;

          (ii) Liens in respect of Permitted Extension Indebtedness and Other Permitted Indebtedness; provided that such Liens encumber only assets subject to purchase money Liens securing such Indebtedness; and

          (iii) other Liens securing Indebtedness in an aggregate amount not to exceed $10 million at any time outstanding.

     B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 6.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 6.2A.

     C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except (i) as provided herein, as (ii) described on Schedule 6.2 annexed hereto, (iii) with respect to Special Purpose Subsidiaries and (iv) pursuant to the AFL Financing Agreement or the AFL II Financing Agreement, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to
(i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

6.3  Investments; Joint Ventures.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

          (i) Company may make and own Investments in Cash Equivalents;

          (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Third Amended and Restated Closing Date in any Subsidiaries of Company;

          (iii) Company may make and own Investments in Special Purpose Subsidiaries; provided that Company delivers to Administrative Agent an Officer's Certificate in form and substance satisfactory to Administrative Agent demonstrating that such Special Purpose Subsidiary meets the requirements set forth in the definition thereof;

          (iv) Company may make Investments in Joint Ventures in an aggregate amount not to exceed in any Fiscal Year, (A) the lesser of 25% of Consolidated Net Income for such Fiscal Year and $10 million less (B) the sum of (x) the aggregate amount of dividends on Company Common Stock declared or paid in such Fiscal Year and (y) the aggregate amount contributed to capital of Special Purpose Subsidiaries in such Fiscal Year; provided that Company shall not incur liabilities related to any such Joint Venture in excess of Company's Investment therein;

          (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 6.3 annexed hereto and Investments made in compliance with subsection 6.3(iv);

          (vi) Company may make the contributions to AFL of the AFL Aircraft and cash contemplated pursuant to the AFL Restructuring;

          (vii) Company may make the contribution to AFL II of the AFL II Aircraft contemplated pursuant to the AFL II Restructuring; and

          (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed $15 million at any time outstanding.

     Notwithstanding the foregoing, except in connection with the AFL Restructuring or the AFL II Restructuring, Company may not make any direct or indirect loan, advance or capital contribution to AFL or AFL II, respectively.

6.4  Contingent Obligations.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) any Subsidiary may become and remain liable with respect to Contingent Obligations arising under their guaranties of the Obligations;

          (ii) Company may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements and Currency Agreements with a Lender;

          (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets or securities;

          (iv) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 6.4 annexed hereto;

          (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations to the extent such Contingent Obligations are permitted pursuant to subsections 6.9 and 6.10; and

          (vi) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations when added, without duplication, to the aggregate principal amount of Indebtedness outstanding in accordance with subsection 6.1(xii) shall at no time exceed $30 million.

6.5  Restricted Junior Payments.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that Company may make scheduled payments of principal and interest or mandatory prepayments of principal (including through the exercise of remedies) from time to time on Designated Indebtedness; and provided, further, that so long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom:

          (i) Company may prepay Designated Indebtedness from the proceeds of Permitted Extension Indebtedness or Other Permitted Indebtedness;

          (ii) Company may make Restricted Junior Payments with respect to Company Common Stock not to exceed in any Fiscal Year, the lesser of 25% of Consolidated Net Income for such Fiscal Year and $10 million;

          (iii) Company may repurchase Company Common Stock in an amount not to exceed in any Fiscal Year $15 million for purposes of establishing or contributing to an employee compensation plan; provided that any such repurchased Company Common Stock resold to employees of Company shall, to the extent of the price paid for such Company Common Stock by such employee, be excluded from the calculation of the $15 million limit set forth above;

          (iv) Company may apply Equity Proceeds to prepay Designated Indebtedness;

          (v) Company and AFL shall be permitted to consummate the AFL Restructuring; and

          (vi) Company and AFL II shall be permitted to consummate the AFL II Restructuring.

6.6  Financial Covenants.

     A. Minimum Interest Coverage Ratio. Company shall not permit the ratio of
(i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense for the four fiscal quarter period ending as of the last day of any fiscal quarter of Company set forth below to be less than the correlative ratio indicated:

=======================================================================
                                                              Minimum
               Fiscal Quarter Ending                         Interest
                                                             Coverage
                                                               Ratio
=======================================================================
June 30, 1997                                                1.90:1.00
-----------------------------------------------------------------------
September 30, 1997                                           1.90:1.00
-----------------------------------------------------------------------
December 31, 1997                                            1.90:1.00
-----------------------------------------------------------------------
March 31, 1998                                               1.90:1.00
-----------------------------------------------------------------------
June 30, 1998                                                1.90:1.00
-----------------------------------------------------------------------
September 30, 1998                                           1.90:1.00
-----------------------------------------------------------------------
December 31, 1998                                            1.90:1.00
-----------------------------------------------------------------------
March 31, 1999                                               1.90:1.00
-----------------------------------------------------------------------
June 30, 1999                                                1.90:1.00
-----------------------------------------------------------------------
September 30, 1999                                           2.00:1.00
-----------------------------------------------------------------------
December 31, 1999                                            2.00:1.00
-----------------------------------------------------------------------
March 31, 2000                                               2.10:1.00
-----------------------------------------------------------------------
June 30, 2000                                                2.10:1.00
-----------------------------------------------------------------------
September 30, 2000                                           2.20:1.00
-----------------------------------------------------------------------
December 31, 2000                                            2.20:1.00
-----------------------------------------------------------------------
March 31, 2001                                               2.20:1.00
-----------------------------------------------------------------------
June 30, 2001                                                2.20:1.00
-----------------------------------------------------------------------
September 30, 2001                                           2.30:1.00
-----------------------------------------------------------------------
December 31, 2001                                            2.30:1.00
-----------------------------------------------------------------------
March 31, 2002                                               2.40:1.00
-----------------------------------------------------------------------
June 30, 2002                                                2.40:1.00
-----------------------------------------------------------------------
September 30, 2002                                           2.50:1.00
=======================================================================


     B. Maximum Leverage Ratio. Company shall not permit the ratio of (i) Consolidated Total Debt as of each date set forth below (less Cash and Cash Equivalents held by Company in excess of $25 million as of such date) plus seven times Consolidated

Rental Payments (for the four fiscal quarter period ending with the most recently ended fiscal quarter) to (ii) Consolidated Adjusted EBITDA plus Consolidated Rental Payments for the four fiscal quarter period ending as of the last day of any fiscal quarter of Company set forth below to exceed the correlative ratio indicated:

======================================================================
                                                              Maximum
               Fiscal Quarter Ending                         Leverage
                                                               Ratio
======================================================================
June 30, 1997                                                5.75:1.00
----------------------------------------------------------------------
September 30, 1997                                           6.25:1.00
----------------------------------------------------------------------
December 31, 1997                                            6.75:1.00
----------------------------------------------------------------------
March 31, 1998                                               6.75:1.00
----------------------------------------------------------------------
June 30, 1998                                                7.00:1.00
----------------------------------------------------------------------
September 30, 1998                                           7.00:1.00
----------------------------------------------------------------------
December 31, 1998                                            6.75:1.00
----------------------------------------------------------------------
March 31, 1999                                               6.50:1.00
----------------------------------------------------------------------
June 30, 1999                                                6.25:1.00
----------------------------------------------------------------------
September 30, 1999                                           5.75:1.00
----------------------------------------------------------------------
December 31, 1999                                            5.75:1.00
----------------------------------------------------------------------
March 31, 2000                                               5.75:1.00
----------------------------------------------------------------------
June 30, 2000                                                5.50:1.00
----------------------------------------------------------------------
September 30, 2000                                           5.50:1.00
----------------------------------------------------------------------
December 31, 2000                                            5.25:1.00
----------------------------------------------------------------------
March 31, 2001                                               5.25:1.00
----------------------------------------------------------------------
June 30, 2001                                                5.25:1.00
----------------------------------------------------------------------
September 30, 2001                                           5.00:1.00
----------------------------------------------------------------------
December 31, 2001                                            5.00:1.00
----------------------------------------------------------------------
March 31, 2002                                               4.75:1.00
----------------------------------------------------------------------
June 30, 2002                                                4.75:1.00
----------------------------------------------------------------------
September 30, 2002                                           4.50:1.00
======================================================================


     C. Minimum Consolidated Net Worth. Company shall not permit Consolidated Net Worth at any time during any of the periods set forth below to be less than the correlative amount indicated:

====================================================================
                                              Minimum Consolidated
         Fiscal Year Ending                        Net Worth
====================================================================
1997                                             $215 million
--------------------------------------------------------------------
1998                                             $225 million
--------------------------------------------------------------------
1999                                             $250 million
--------------------------------------------------------------------
2000                                             $275 million
--------------------------------------------------------------------
2001                                             $300 million
--------------------------------------------------------------------
2002                                             $350 million
====================================================================


6.7 Restriction on Fundamental Changes; Asset Sales and Acquisitions; New Subsidiaries.

     Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or any portion of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

          (i) any Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary of Company that has entered into a valid and effective guaranty and security agreement to the extent required by subsection 5.9, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any such wholly-owned Subsidiary of Company; provided that, in the case of such a merger, Company or such wholly-owned Subsidiary shall be the continuing or surviving corporation;

          (ii) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

          (iii) subject to subsection 6.13, Company and its Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $100 million in any Fiscal Year or $500 million in the aggregate; provided that
     (w) with respect to the sale of any Financed Aircraft, the cash proceeds of the sale of such Financed Aircraft are sufficient to repay in full the Notes associated with such Financed Aircraft; (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) the consideration received shall be at least 75% cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

          (iv) Company may lease or transfer any Financed Aircraft to the extent expressly permitted by Section 4(d) of the First Aircraft Chattel Mortgage with respect to such Financed Aircraft or as contemplated by subsection 9.21;

          (v) Company may make acquisitions of the capital stock of another Person or all or substantially all of the assets of a division or line of business of another Person provided that, (a) the acquisition primarily involves the acquisition of assets to be used in the business of Company,
     (b) with respect to such acquisition any newly acquired or created Subsidiary of Company shall be a wholly-owned Subsidiary and, to the extent required by subsection 5.9, shall execute a guaranty of the Obligations and grant a security interest in the assets acquired to Administrative Agent for the benefit of Lenders which may be subordinate to debt incurred in such acquisition, (c) immediately before and after giving effect thereto, no Potential Event of Default or Event of Default shall have occurred and be continuing, (d) immediately after giving effect to the acquisition, Company shall be in compliance on a Pro Forma Basis with financial covenants in subsection 6.6 and such compliance shall be evidenced by an Officer's Certificate demonstrating such compliance, (e) Administrative Agent shall have reviewed and be reasonably satisfied with the nature and amount of all contingent liabilities or other liabilities not on the balance sheet of Company assumed in connection with such acquisition and a business plan prepared by Company with respect to such acquisition and (f) the aggregate amount of cash payments made in connection with all such acquisitions, other than with the proceeds from sales or issuances of equity by Company, does not exceed $100,000,000;

          (vi) Company and its Subsidiaries may make Consolidated Capital Expenditures in connection with the purchase of up to twelve Eligible Aircraft during each Fiscal Year, such number of Eligible Aircraft permitted during any Fiscal Year to be increased by any number of Eligible Aircraft permitted to be purchased, but not purchased, during the previous Fiscal Year (but in no event shall any such number of Eligible Aircraft once carried forward to the next Fiscal Year be carried forward to any Fiscal Year thereafter) together with Consolidated Capital Expenditures with respect to the acquisition, in the normal course of business, of spare parts and spare engines associated with such Eligible Aircraft;

          (vii) Company and its Subsidiaries may make Consolidated Capital Expenditures with respect to maintenance of aircraft in the normal course of business;

          (viii) Company and its Subsidiaries may make other Consolidated Capital Expenditures not in excess of $10 million during any Fiscal Year; provided that, any amount of such other Consolidated Capital Expenditures permitted, but not made, in any Fiscal Year may be carried forward to and made during the immediately succeeding Fiscal

     Year (but no amount once carried forward to the next Fiscal Year may be carried forward to any Fiscal Year thereafter);

          (ix) Company and AFL shall be permitted to consummate the AFL Restructuring;

          (x) Company and AFL II shall be permitted to consummate the AFL II Restructuring; and

          (xi) Company shall be permitted to dispose of or acquire assets pursuant to the consolidation and relocation of its offices and operations to Colorado; provided that the aggregate consideration paid with respect to the acquisition of assets shall be in an amount not to exceed $20 million.

6.8  Amendments of Material Agreements.

     Company shall not permit (i) the certificate or articles of incorporation or bylaws of any Loan Party to be amended or otherwise modified in any manner which could reasonably be expected to have a Material Adverse Effect or (ii) any Material Agreement to be amended or otherwise modified in any manner with respect to any provision providing material representations and warranties to Company, indemnification rights to Company, or limiting Company's remedies or rights upon the other party to such agreements failure to perform or which could otherwise reasonably be expected to have Material Adverse Effect on the value of any Financed Aircraft.

6.9  Restriction on Leases.

     Company shall not, and shall not permit any of its Subsidiaries to, become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, whether an Operating Lease or a Capital Lease (other than intercompany leases between Company and its wholly-owned Subsidiaries); provided however that Company may become so obligated to the extent that, and only to the extent that, immediately after giving effect to the incurrence of liability with respect to such lease, the Consolidated Rental Payments at the time in effect during the then current Fiscal Year do not exceed $60 million plus the amount of Consolidated Rental Payments made during such Fiscal Year in respect of up to four 747-400F aircraft, subject to the agreement dated June 9, 1997 between Company and The Boeing Company regarding the purchase of 10 new 747-400F aircraft, leased by the Company within twelve months following the Third Amended and Restated Closing Date, plus an amount not to exceed $12 million during any Fiscal Year, equal to Consolidated Rental Payments incurred in connection with sale and leaseback transactions described in subsection 6.10, plus Consolidated Rental Payments assumed pursuant to acquisitions permitted under subsection 6.7(v). Notwithstanding the foregoing, the AFL Leases and the AFL II Leases shall be permitted hereunder and shall not be taken into account for purposes of determining compliance with the foregoing provisions of this subsection 6.9.

6.10 Sales and Lease-Backs.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease; provided that Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be permitted to enter into, and remain liable under, such lease under subsection 6.9. Notwithstanding the foregoing provisions of this subsection 6.10, this subsection 6.10 shall not restrict or prohibit in any manner consummation of the AFL Restructuring or the AFL II Restructuring.

6.11 Sale or Discount of Receivables.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

6.12 Transactions with Shareholders and Affiliates.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 10% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) reasonable and customary fees paid to and indemnification of members of the Boards of Directors of Company and its Subsidiaries, (ii) reasonable and customary salaries, bonuses and other compensation paid to and indemnification of employees of Company or any of its Subsidiaries in accordance with past practice or approved by the compensation committee of Company or (iii) transactions contemplated in connection with the AFL Restructuring or the AFL II Restructuring.

6.13 Disposal of Subsidiary Stock.

     Company shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law or to a wholly-owned Subsidiary of Company; or

          (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another wholly-owned Subsidiary of Company, or to qualify directors if required by applicable law.

Notwithstanding the foregoing, each of AFL and AFL II shall be permitted to issue preferred stock in an amount not to exceed $100,000 each to a third party.

6.14 Conduct of Business.

     From and after the Third Amended and Restated Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Third Amended and Restated Closing Date and similar or related businesses and
(ii) such other lines of business as may be consented to by Requisite Lenders.


                                   SECTION 7.
                                EVENTS OF DEFAULT

     If any of the following conditions or events ("Events of Default") shall occur:

7.1  Failure to Make Payments When Due.

     Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

7.2  Default in Other Agreements.

     (i) Failure of Company or any of its Subsidiaries to pay when due following applicable grace periods (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 7.1) in an individual principal amount of $5 million or more or any items of Indebtedness with an aggregate principal amount of $10 million or more or (b) any Contingent Obligation in an individual principal amount of $5 million or more or any Contingent Obligations with an aggregate principal amount of $10 million or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) any evidence of any Indebtedness in an individual principal amount of $5 million or more or any items of Indebtedness with an aggre-gate principal amount of 10 million or more or any Contingent Obligation in an individual principal amount of $5 million or more or any Contingent Obligations with an aggregate principal amount of $10 million or more or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); provided that the foregoing shall not apply to Indebtedness under the AFL Financing Agreement or the AFL II Financing Agreement; or

7.3  Breach of Certain Covenants.

     Failure of Company to perform or comply in any material respect with any term or condition contained in subsection 2.5 or 5.2 or subsection 6.1, 6.2 (as it relates to prohibitions on Liens on Financed Aircraft), 6.5, 6.7 (as it relates to the sale of any Financed Aircraft or all or substantially all of the assets of Company or to the merger of Company into any other Person), 6.8, 6.10 and 6.13 of this Agreement or in clauses (i) and (ii) of Section 4(c), Section 4(d) or Section 4(g) of any First Aircraft Chattel Mortgage; or

7.4  Breach of Warranty.

     Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

7.5  Other Defaults Under Loan Documents.

     (i) Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 7, and such default shall not have been remedied or waived (x) within 15 days after the earlier of (a) an officer of Company becoming aware of such default or (b) receipt by Company of notice from Administrative Agent or any Lender of such default or (y) with respect to a default under subsection 6.6, the earlier of
(a) an officer of Company becoming aware of the default after the applicable measurement date and (b) the delivery of financial statements pursuant to subsection 5.1 or (ii) a guaranty, if any, of the Obligations for any reason ceases to be in full force and effect; or

7.6  Involuntary Bankruptcy; Appointment of Receiver, etc.

     (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

7.7  Voluntary Bankruptcy; Appointment of Receiver, etc.

     (i) Company or any of its material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

7.8  Judgments and Attachments.

     Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $5 million or (ii) in the aggregate at any time an amount in excess of $10 million (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

7.9  Dissolution.

     Any order, judgment or decree shall be entered against Company or any of its material Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or





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7.10 Change in Control.

     (i) (a) Michael A. Chowdry, his spouse, descendants or an entity controlled by any of the foregoing, or a trust for the benefit of any of the foregoing, shall cease to beneficially own and control shares of capital stock of Company representing at least 40% of the combined voting power of all Securities of Company entitled to vote in the election of directors, other than Securities having such power only by reason of the happening of a contingency, or (b) any Person or any two or more Persons acting in concert (in any such case, excluding Mr. Chowdry) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of Securities of Company (or other Securities convertible into such Securities) representing 20% or more of the combined voting power of all Securities of Company entitled to vote in the election of directors, other than Securities having such power only by reason of the happening of a contingency or (c) the Board of Directors of Company shall not consist of a majority of Continuing Directors or (ii) a "Change of Control" shall occur under the Pass Through Trust Documents, the Senior Note Documents or any other Material Agreement (as in effect on the date of such occurrence); or

7.11 Failure of Security.

     Upon execution and delivery thereof, any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the validity or enforceability thereof shall be contested in writing by any Loan Party, or Administrative Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document, for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, subject only to Liens permitted under the applicable Collateral Documents; or

7.12 Certificated as Air Carrier.

     Company for any reason ceases to be a United States Citizen or to hold an air carrier operating certificate under the Federal Aviation Act for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; or

7.13 Material Agreements.

     Any Material Agreement, other than the Philippine Lease and the Second Philippine Lease, shall at any time be terminated other than by its terms or cease to be in full force and effect other than by its terms, or any party to any Modification Agreement or any Purchase Agreement shall default in the observance or performance of any material covenants or agreements contained in any such agreement; provided that the foregoing shall not be deemed to prohibit the repayment or refinancing of debt otherwise permitted under this Agreement:



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THEN (i) upon the occurrence of any Event of Default described in subsection 7.6 or 7.7, each of (a) the unpaid principal amount of and accrued interest on the Loans and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan shall thereupon terminate and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) and (b) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan shall thereupon terminate.

     Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 9.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended to benefit Company and do not grant Company the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   SECTION 8.
                                     AGENTS

8.1  Appointment.

     Credit Partners is hereby appointed Syndication Agent hereunder and each Lender hereby authorizes Syndication Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Bankers Trust is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Agents agree to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this
Section 8 are solely for the benefit of Agents and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. Syndication Agent, without consent of or notice to any party hereto, may



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assign any and all of its rights or obligations hereunder to any of its
Affiliates, including, without limitation, Credit Partners. As of the Third Amended and Restated Closing Date, all obligations of Syndication Agent hereunder shall terminate.

8.2  Powers and Duties; General Immunity.

     A. Powers; Duties Specified. Each Lender irrevocably authorizes each of the Agents to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Agents shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Agents may each exercise such powers, rights and remedies and perform such duties by or through their agents or employees. Agents shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agents any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

     B. No Responsibility for Certain Matters. Agents shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Agents to Lenders or by or on behalf of Company to Agents or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Agents be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Agents shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

     C. Exculpatory Provisions. None of Agents nor any of their respective officers, directors, partners, employees or agents shall be liable to Lenders for any action taken or omitted by Agents under or in connection with any of the Loan Documents except to the extent caused by their respective gross negligence or willful misconduct. If Agents shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, Agents shall be entitled to refrain from such act or taking such action unless and until Agents shall have received instructions from Requisite Lenders. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have



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been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders. Each Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders.

     D. Agents Entitled to Act as Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participations in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

8.3 Representations and Warranties; No Responsibility For Appraisal of Credit-worthiness.

     Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

8.4  Right to Indemnity.

     Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent (and its respective affiliates and partners), to the extent that Administrative Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in



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exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent, in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Administrative Agent's gross negligence or willful misconduct.

8.5  Collateral Documents.

     Without limiting the generality of subsection 8.1, each Lender hereby further authorizes Administrative Agent to enter into the Collateral Documents as secured party on behalf of and for the benefit of such Lender and agrees to be bound by the terms of each of the Collateral Documents; provided that, except as otherwise provided below, Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document without prior written consent of Requisite Lenders. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the collateral under any Collateral Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof. Each Lender hereby authorizes Administrative Agent (i) to release or subordinate Collateral as permitted or required under this Agreement or the Collateral Documents, and agrees that a certificate executed by Administrative Agent evidencing such release of Collateral shall be conclusive evidence of such release as to any third party and (ii) to enter into any amendments of the Collateral Documents to cure any ambiguity, defect or inconsistency or to amend provisions relating to ministerial or administrative matters which do not materially adversely affect the rights of the Lenders thereunder.

8.6  Successor Administrative Agent.

     Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation, Requisite Lenders shall have the right, upon consultation with Company, to appoint a successor Administrative Agent. Upon the acceptance of any appointment hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.





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                                   SECTION 9.
                                  MISCELLANEOUS

9.1  Assignments and Participations in Loans.

     A. General. Each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until (a) an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii) or (b) the sale, assignment or transfer is made in accordance with subsection 9.21. Except as otherwise provided in this subsection 9.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, or the other Obligations owed to such Lender.

     B. Assignments.

          (i) Amounts and Terms of Assignments. Each Commitment, Loan or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to Company and with the consent of Administrative Agent and Company (which consent shall not be unreasonably withheld). Any assignment of Loans hereunder shall effect a pro rata assignment of the Notes with respect to each Financed Aircraft. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,000 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a); provided, however that such processing fee shall not be required where the assignee is an existing Lender. Upon such execution, delivery and acceptance, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and



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     obligations hereunder have been assigned to it pursuant to such Assignment
     Agreement, shall have the rights and obligations of a Lender hereunder and
     (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee substantially in the form of Exhibit IIIA annexed hereto or Exhibit IIIB, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans, as the case may be, of the assignee and/or the assigning Lender.

          (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 9.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit VII hereto and if Administrative Agent has consented to the assignment evidenced thereby to the extent such consent is required pursuant to subsection 9.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 9.1B(ii).

     C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation, (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation or
(iii) a release of Collateral, and all amounts payable by Company hereunder (including without limitation amounts payable to such Lender pursuant to subsections 2.6D and 2.7) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsection 9.5, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".


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     D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 9.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 9.19.

9.2  Expenses.

     Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents; (ii) all the costs of furnishing all opinions by counsel for Company (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Administrative Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Company; (iv) all the costs and expenses of creating and perfecting the Liens in favor of Administrative Agent for the benefit of Lenders pursuant to the Loan Documents, including filing and recording fees and expenses, title insurance, fees and expenses of counsel for providing such opinions as Lenders may reasonably request and fees and expenses of legal counsel to Administrative Agent (including local counsel); (v) all other actual and reasonable costs and expenses incurred by Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; provided that such costs and expenses of syndication shall not exceed $10,000; and (vi) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.


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9.3  Indemnity.

     In addition to the payment of expenses pursuant to subsection 9.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend, indemnify, pay and hold harmless Agents and Lenders, and the officers, directors, partners, employees, agents and affiliates of Agents and Lenders (collectively called the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including without limitation Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds of any of the Loans) or the statements contained in the commitment letter delivered by any Lender to Company with respect thereto (collectively called the "Indemnified Liabilities"); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

9.4  Set-Off.

     In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Notes, and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to



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Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

9.5  Ratable Sharing.

     Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

9.6  Amendments and Waivers.

     A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; changes any Lender's Pro Rata Share; changes in any manner the definition of "Requisite Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date (but not the date of any scheduled installment of principal) of any of the Loans; postpones the date or reduces the amount of any scheduled payment (but not prepayment) (other than the prepayment required by subsection 2.4B(iii)(g))) of principal of any of the Loans; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; releases all or substantially all of the Collateral; or changes in any manner the provisions contained in subsection 7.1 or this subsection 9.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders to whom are owed Obligations being directly affected by such amendment, modification, termination, waiver or consent. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 3 shall be effective only if evidenced by a writing signed by or on behalf of Credit Partners, Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no increase in the Commitments of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender, it being understood and agreed that in no event shall waivers or modifications of conditions precedent, covenants, Events of Default, Potential Events of Default or of a mandatory prepayment or a reduction of any or all of the Commitments be deemed to constitute an increase of the Commitment of any Lender and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase in the Commitment of such Lender, and (iv) no amendment, modification, termination or waiver of any provision of Section 7 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company. Notwithstanding anything in this subsection 9.6A to the contrary, the Notes and Aircraft Chattel Mortgages may be amended in the manner and for the purposes set forth in subsection 9.21 without the consents required by this subsection 9.6A.

     B. If, in connection with any proposed change, waiver, discharge or termination to any of the provision of this Agreement as contemplated by the proviso in the first sentence of this subsection 9.6, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then Company may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination, (ii) another financial institution satisfactory to Company and Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of Administrative Agent (or if Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by Administrative Agent as of such date.

9.7  Independence of Covenants.

     All covenants under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

9.8  Notices.

     Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Credit Partners, Syndication Agent and Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

9.9  Survival of Representations, Warranties and Agreements.

     A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

     B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 9.2, 9.3 and 9.4 and the agreements of Lenders set forth in subsections 8.2C, 8.4 and 9.5 shall survive the payment of the Loans, and the termination of this Agreement.

9.10 Failure or Indulgence Not Waiver; Remedies Cumulative.

     No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.11 Marshalling; Payments Set Aside.

     Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

9.12 Severability.

     In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.13 Obligations Several; Independent Nature of Lenders' Rights.

     The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

9.14 Headings.

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.15 Applicable Law.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

9.16 Successors and Assigns.

     This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 9.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

9.17 Consent to Jurisdiction and Service of Process.

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION (SUBJECT TO ANY RIGHT TO APPEAL TO A COURT IN THE STATE OF NEW YORK). Company hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Company at its address provided in subsection 9.8, such service being hereby acknowledged by Company to be sufficient for personal jurisdiction in any action against Company in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against Company in the courts of any other jurisdiction.

9.18 Waiver of Jury Trial.

     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

9.19 Confidentiality.

     Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender and who is subject to this confidentiality provision, or, reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein or as required or requested by any governmental or regulatory agency (including, without limitation, the National Association of Insurance Commissioners) or representative thereof or pursuant to legal process or in accordance with any applicable law or regulation; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental or regulatory agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental or regulatory agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

9.20 Counterparts; Effectiveness.

     This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Syndication Agent and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

9.21 Cooperation in Refinancing, Syndication and Assignment.

     Company, Administrative Agent and Lenders agree that, in connection with the refinancing, syndication or assignment of the Notes, to the extent deemed reasonably necessary by Company or Administrative Agent, some or all of the Financed Aircraft may be transferred to a Special Purpose Subsidiary which will lease such aircraft to Company under arrangements reasonably acceptable to Company and Administrative Agent all in a manner designed to retain the economic obligations and benefits of the Company, Administrative Agent and Lenders hereunder and under the other Loan Documents. Company, Administrative Agent and Lenders further agree that, in connection with an assignment of Notes to a Person who will not become a Lender hereunder, Administrative Agent and Lenders shall agree to any amendments to the Notes to be assigned and the related Aircraft Chattel Mortgages and/or releases of the related First Aircraft Chattel Mortgage and Second Aircraft Chattel Mortgage, in each case, as requested by Company; provided that the terms of such amended Notes and Aircraft Chattel Mortgages do not violate any term of this Agreement and provided, further, that such amendments shall be effective only upon and simultaneous with (i) the assignment of such Notes and Aircraft Chattel Mortgages to such Person, (ii) indefeasible payment in full to Lenders of an amount equal to all amounts owing under such Notes and (iii) releases from any liability relating to such Notes and Aircraft Chattel Mortgages of Administrative Agent and Lenders in form and substance satisfactory to Administrative Agent.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



         COMPANY:
                         ATLAS AIR, INC.


                         By:
                            ------------------------------
                                  Name:
                                  Title:

                         Notice Address:

                         538 Commons Drive
                         Golden, Colorado 80401
                         Attention:        Nesa Hassanein
                                           Senior Vice President,
                                           General Counsel and Secretary




         ADMINISTRATIVE AGENT:

                         BANKERS TRUST COMPANY,
                         as Administrative Agent and Lender


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         Notice Address:

                         Bankers Trust Company
                         130 Liberty Street
                         New York, New York 10006
                         Attention:  Marguerite Sutton

         SYNDICATION AGENT:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as
                         Syndication Agent and Lender



                         ---------------------------------------

                         Notice Address:

                         Goldman Sachs Credit Partners L.P.
                         c/o Goldman, Sachs & Co.
                         85 Broad Street
                         New York, New York 10004
                         Attention: Stephen King



         LENDERS:

                         BANK ONE, COLORADO, N.A.


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         CITY NATIONAL BANK


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:




                         COLORADO NATIONAL BANK


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                         FIRST SECURITY BANK


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:



                         FUJI BANK


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:



                         IMPERIAL BANK, A CALIFORNIA BANKING
                         CORPORATION


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                         KEYBANK, NATIONAL ASSOCIATION


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         KEYPORT LIFE INSURANCE COMPANY


                         By: Chancellor LGT Senior Secured Management, Inc., as Portfolio Advisor


                                  By:
                                     ---------------------------------------
                                           Name:
                                           Title:


                         THE MAINSTAY FUNDS, on behalf of its
                         HIGH YIELD CORPORATE BOND FUND SERIES


                         By:      MacKay-Shields Financial Corporation
                         Its:     Investment Advisor


                                  By:
                                     ---------------------------------------
                                           Name:
                                           Title:


                         MASSACHUSETTS MUTUAL LIFE INSURANCE
                         CO.


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                         MERRILL LYNCH SENIOR FLOATING RATE
                         FUND, INC.


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         NORWEST-COLORADO N.A.


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                         (A UNIT OF THE CHASE MANHATTAN BANK)


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         THE SAKURA BANK, LIMITED


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         SENIOR DEBT PORTFOLIO

                         By:      Boston Management & Research,
                                  as Investment Advisor


                                  By:
                                    ---------------------------------------
                                           Name:
                                           Title:

                         SOUTHERN PACIFIC THRIFT AND LOAN
                         ASSOCIATION


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         TRANSAMERICA BUSINESS CREDIT CORP.


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:


                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                         INCOME TRUST


                         By:
                            ---------------------------------------
                                  Name:
                                  Title:

                                                                   EXHIBIT 10.58


                                    EXHIBIT I

                          (FORM OF NOTICE OF BORROWING)

                               NOTICE OF BORROWING


     Pursuant to that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Atlas Air, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed therein as Lenders ("LENDERS"), Goldman Sachs Credit Partners L.P. (formerly known as Pearl Street L.P.), as syndication agent ("SYNDICATION AGENT"), and Bankers Trust Company, as administrative agent ("ADMINISTRATIVE AGENT"), this represents Company's request to borrow from Lenders, in accordance with their applicable Pro Rata Shares, as follows:

         1.       Date of borrowing:    ___________________, _________
                                       (the  "FUNDING DATE")

         2.       Amount of borrowing:  $___________________

         3.       Interest rate option: |_| a. Base Rate Loans
                                        |_| b. Eurodollar Rate Loans with an
                                               initial Interest Period of
                                               ____________ month(s)

         4.       Purpose of borrowing: |_| a. Purchase of Aircraft
                                        |_| b. Modification of Aircraft

         5. Aircraft to be financed with such borrowing:
__________________________ (the "AIRCRAFT").

The proceeds of such Loans are to be deposited in Company's account at Administrative Agent.

     The undersigned officer, to the best of his or her knowledge, and Company (if the borrowing is for modification of the Aircraft: to the best of its knowledge) certify that:

          (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the Funding Date to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

          (ii) no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default;

          (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

          (iv) the Company is an air carrier certified under Sections 401 and 604(b) of the Federal Aviation Act;

          (v) if the Aircraft is registered to be registered in the United States, certificates of airworthiness have been duly issued pursuant to the Federal Aviation Act and are in full force and effect; and

          (vi) each Engine of the Aircraft is in compliance with all airworthiness standards of the FAA or shall be maintained in accordance with an FAA approved program.

     If the borrowing is for the modification of an Aircraft, the invoices required to determine the amount of such borrowing are attached hereto.


DATED:                                        ATLAS AIR, INC.
       --------------------

                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT II

                   (FORM OF NOTICE OF CONVERSION/CONTINUATION)

                        NOTICE OF CONVERSION/CONTINUATION



     Pursuant to that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Atlas Air, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed therein as Lenders ("LENDERS"), Goldman Sachs Credit Partners L.P. (formerly known as Pearl Street L.P.), as syndication agent ("SYNDICATION AGENT"), and Bankers Trust Company, as administrative agent ("ADMINISTRATIVE AGENT"), this represents Company's request to borrow from Lenders, in accordance with their applicable Pro Rata Shares, as follows:

   1. Date of conversion/continuation:   __________________, _______

   2. Amount of Loans being converted/continued:  $___________________

   3. Nature of conversion/continuation:
          |_| a. Conversion of Base Rate Loans to Eurodollar Rate Loans |_| b. Conversion of Eurodollar Rate Loans to Base Rate Loans |_| c. Continuation of Eurodollar Rate Loans as such

   4. If Loans are being continued as or converted to Eurodollar
      Rate Loans, the duration of the new Interest Period that commences on the conversion/ continuation date:
            _______________ month(s)

   5. The Loans being continued or converted hereby relate to the Note or Notes listed below:

      Amount of Note        Date of Note            Related Aircraft
      --------------        ------------            ----------------

     In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certify that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement.


DATED: _____________________              ATLAS AIR, INC.


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                  EXHIBIT IIIA

                            (FORM OF REVOLVING NOTE)

                                 ATLAS AIR, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 1999


$(1)                                                     New York, New York
                                                         ____________, 199_



     FOR VALUE RECEIVED, ATLAS AIR, INC., a Delaware corporation ("COMPANY"), promises to pay to the order of (2) ("PAYEE") or its registered assigns, on or before September 30, 1999, the lesser of (x) (3) ($(1)) and (y) the unpaid principal amount of all purchase money advances made in respect of the Aircraft referred to below by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997 by and among Company, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent and Bankers Trust Company, as Administrative Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     This Note is one of Company's "Revolving Notes" in the aggregate principal amount of $250,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

         This Note is being issued with reference to the purchase and/or modification of the following Eligible Aircraft: _______________________ (the "AIRCRAFT").

----------

(1) Insert amount of Lender's Pro Rata share of Maximum Note Amount.

(2) Insert Lender's name in capital letters.

(3) Insert amount of Lender's Pro Rata share of Maximum Note Amount.




                                     IIIA-1

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in subsection 9.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

     This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     This Note is secured by the Collateral described in the Chattel Mortgage and Security Agreement (Aircraft No. __) dated as of ____________________, between Company and Administrative Agent, each Second Aircraft Chattel Mortgage, whether now or hereafter in effect, and the other Collateral Documents.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 9.1 and 9.16 of the Credit Agreement.




                                     IIIA-2

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                 ATLAS AIR, INC.


                                 By:
                                     -------------------------
                                     Name:
                                     Title:






                                     IIIA-3

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE




                                                      Outstanding
           Type of      Amount of       Amount of      Principal
          Loan Made     Loan Made    Principal Paid     Balance    Notation
 Date     This Date     This Date       This Date      This Date    Made By
 ----    -----------   -----------     -----------    -----------   -------










                                     IIIA-4

                                  EXHIBIT IIIB

                               (FORM OF TERM NOTE)

                                 ATLAS AIR, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2002


$(1)                                                         New York, New York
                                                             September 30, 1999



     FOR VALUE RECEIVED, ATLAS AIR, INC., a Delaware corporation ("COMPANY"), promises to pay to the order of (2) ("PAYEE") or its registered assigns the principal amount of (3) ($(1)) in the installments referred to below.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997 by and among Company, the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent and Administrative Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     Company shall make principal payments on this Note in consecutive quarterly installments, commencing on December 31, 1999 and ending on September 30, 2002. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

         This Note is one of Company's "Term Notes" in the aggregate principal amount of $4 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to

--------

(1)    Insert amount of Lender's Term Loan in numbers.

(2)    Insert Lender's name in capital letters.

(3)    Insert amount of Lender's Term Loan in words.

(4)    Insert aggregate amount of all Term Loans in numbers.




                                     IIIB-1
which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

     This Note is being issued upon conversion of a Revolving Note dated _____________ which was issued with reference to the purchase and/or modification of the following Eligible Aircraft: _____________________________.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in subsection 9.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

     This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.4B(i) of the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     This Note is secured by the Collateral described in the Chattel Mortgage and Security Agreement (Aircraft No. ___) dated as of ___________________, between Company and Administrative Agent, each Second Aircraft Chattel Mortgage, whether now or hereafter in effect, and the other Collateral Documents.




                                     IIIB-2

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     This Note is subject to restrictions on transfer or assignment as provided in subsections 9.1 and 9.16 of the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                 ATLAS AIR, INC.


                                 By:
                                     --------------------------
                                     Name:
                                     Title:






                                     IIIB-3

                                    PAYMENTS
                                       ON
                                    TERM NOTE



                                         Outstanding
               Amount of                  Principal
             Principal Paid                Balance              Notation
 Date          This Date                  This Date             Made By
 ----          ---------                  ---------             -------









                                     IIIB-4

                                   EXHIBIT IV

                        (FORM OF COMPLIANCE CERTIFICATE)

                             COMPLIANCE CERTIFICATE



THE UNDERSIGNED HEREBY CERTIFY THAT:

          (1) We are the duly elected (Title) and (Title) of Atlas Air, Inc., a Delaware corporation ("COMPANY");

          (2) We have reviewed the terms of that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Atlas Air, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed therein as Lenders ("LENDERS"), Goldman Sachs Credit Partners L.P. (formerly known as Pearl Street L.P.), as syndication agent ("SYNDICATION AGENT"), and Bankers Trust Company, as administrative agent ("ADMINISTRATIVE AGENT"), and the terms of the other Loan Documents, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

          (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate(, except as set forth below).

     (Set forth (below) (in a separate attachment to this Certificate) are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------)

     The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, 199_ pursuant to subsection 5.1(iv) of the Credit Agreement.


                                 ATLAS AIR, INC.


                                 By:
                                     --------------------------
                                     Name:
                                     Title:

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE



     This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, 199_ and pertains to the period from ____________, 199_ to ____________, 199_. Subsection references herein relate to subsections of the Credit Agreement.


A. INDEBTEDNESS

   1.  Indebtedness permitted under subsection 6.1(xii):           $___________

   2.  Aggregate liability, contingent or otherwise, outstanding
       under subsection 6.4(vi):                                   $___________

   3.  Maximum permitted under subsection
       6.1(xii)(($30,000,000)-(A.2)):                              $___________

B. LIENS

   1. Indebtedness secured by Liens permitted under subsec-
      tion 6.2A(v):                                                $___________

   2. Maximum permitted under subsection 6.2A(v):                  $10,000,000

C. INVESTMENTS

   1. Consolidated book value of the assets of Company and
      its Subsidiaries:                                            $___________

   2. 15% of C.1:                                                  $___________

   3. Investments permitted under subsection 6.3(iii):             $___________

   4. Maximum permitted under subsection 6.3(iii) (C.2):           $___________

   5. Investments permitted under subsection 6.3(viii):            $___________

   6. Maximum permitted under subsection 6.3(viii):                $5,000,000

D. INVESTMENTS IN JOINT VENTURES(1)

   1. Lesser of 25% of Consolidated Net Income for Fiscal
      Year and $10,000,000:                                         $___________

   2. Dividends declared or paid during Fiscal Year:                $___________

   3. Contributions to capital of Special Purpose Subsidiaries
      during Fiscal Year:                                           $___________

   4. Investments made under subsection 6.3(iv):                    $___________

   5. Maximum permitted under subsection 6.3(iv) (1 - 2 - 3):       $___________

E. CONTINGENT OBLIGATIONS

   1. Contingent Obligations permitted under subsec-
      tion 6.4(vi):                                                 $___________

   2. Indebtedness outstanding under subsection 6.1 (xii):          $___________

   3. Maximum permitted under subsection 6.4(vi)
      (($30,000,000)-(E-2)):                                        $___________

F. RESTRICTED JUNIOR PAYMENTS(2)

   1. Lesser of 25% of Consolidated Net Income for Fiscal
      Year and $10,000,000:                                         $___________

   2. Dividends declared and paid under subsection 6.5(ii):         $___________

   3. Maximum permitted under subsection 6.5(ii) (F.1):             $___________

----------

(1) To be determined with respect to Compliance Certificate delivered with delivery of year-end financial statements pursuant to subdivision 5.1(iii) in respect of such Fiscal Year.

(2) To be determined with respect to Compliance Certificate delivered with delivery of year-end financial statements pursuant to subdivision 5.1(iii) in respect of such Fiscal Year.

G. MINIMUM INTEREST COVERAGE RATIO (for the four-Fiscal Quarter period ending _____________, 199_)

   1. Consolidated Net Income:                                     $___________

   2. Consolidated Interest Expense:                               $___________

   3. Provisions for taxes based on income:                        $___________

   4. Total depreciation expense:                                  $___________

   5. Total amortization expense:                                  $___________

   6. Other non-cash items reducing Consolidated Net Income:       $___________

   7. All cash expenditures relating to reserves on the June 30,
      1997 balance sheet                                           $___________

   8. Other non-cash items increasing Consolidated Net Income:     $___________

   9. Consolidated Adjusted EBITDA (adjusted for periods
      ending prior to December 31, 1996) (1 + 2 + 3 + 4 +
      5 + 6 - 7)-(8):                                              $___________

   10.Interest Coverage Ratio (9):(2):                             _____:1:00

   11. Minimum ratio required under subsection 6.6A:               _____:1:00


H. MAXIMUM LEVERAGE RATIO (as of _____________, 199_)

   1. Consolidated Total Debt:                                     $___________

   2. Cash and Cash Equivalents in excess of $25,000,000:          $___________

   3. Consolidated Rental Payments                                 $___________

   4. Consolidated Adjusted EBITDA (G.9 above)                     $___________

   5. Leverage Ratio (H.1 - H.2) + (7 x H.3): (H.4 + H.3):         _____:1:00

   6. Maximum ratio permitted under subsection 6.6B:               _____:1:00

I. MINIMUM CONSOLIDATED NET WORTH (as of _____________, 199_)

   1. Consolidated Net Worth:                                       $___________

   2. Minimum required under subsection 6.6E:                       $___________

J. FUNDAMENTAL CHANGES

   1. Aggregate value of assets sold in Asset Sales during current
      Fiscal Year permitted under subsection 6.7(iii):              $___________

   2. Maximum permitted under subsection 6.7(iii):                  $100,000,000

   3. Aggregate value of assets sold in Asset Sales after Closing
      Date in one or more transactions permitted under subsection
      6.7(iii):                                                     $___________

   4. Maximum permitted under subsection 6.7(iii):                  $500,000,000

K. CONSOLIDATED CAPITAL EXPENDITURES

   1. Consolidated Capital Expenditures for Fiscal Year-to-
      date:                                                         $___________

   2. Maximum Consolidated Capital Expenditures Amount permitted
      under subsection 6.7 (viii) for Fiscal Year:                  $___________

L. LEASES

   1. Obligations under leases                                      $___________

   2. Maximum permitted under subsection 6.9                        $___________

                                   EXHIBIT VII

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT


     This ASSIGNMENT AGREEMENT (this "Agreement") is entered into by and between the parties designated as Assignor ("Assignor") and Assignee ("Assignee") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "Schedule of Terms") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

     IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:


SECTION 1.  Assignment and Assumption.

     (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "Settlement Date"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitment and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "Assigned Share").

     (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

     (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitment and the Pro Rata Share corresponding to the Assigned Share.

     (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have



                                      VII-1
all of the rights and obligations of a Lender under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Company, Administrative Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

     (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitments and any outstanding Loans shall have no effect on the Commitment and the Pro Rata Share corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and (iii) from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest and commitment fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Administrative Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by Section 1(b) occurs on a date other than the Settlement Date.


SECTION 2.  Certain Representations, Warranties and Agreements.

     (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

     (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default.



                                      VII-2

     (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 9.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

     (d) Assignee represents and warrants that it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

     (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.


SECTION 3.  Miscellaneous.

     (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

     (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

     (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed



                                      VII-3
or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of subsection 9.8 of the Credit Agreement.

     (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     (h) This Agreement shall become effective upon the date (the "Effective Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the execution of a counterpart hereof by Company as evidence of its consent hereto to the extent required under subsection 9.1B(i) of the Credit Agreement, (iii) the receipt by Administrative Agent of the processing and recordation fee referred to in subsection 9.1B(i) of the Credit Agreement, (iv) in the event Assignee is a Non-US Lender (as defined in subsection 2.7B(iii)(a) of the Credit Agreement), the delivery by Assignee to Administrative Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may be required to deliver to Administrative Agent pursuant to said subsection 2.7B(iii)(a), (v) the execution of a counterpart hereof by Administrative Agent as evidence of its acceptance hereof in accordance with subsection 9.1B(ii) of the Credit Agreement, and (vi) the receipt by Administrative Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof.




                                      VII-4

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                  [Remainder of page intentionally left blank]





                                      VII-5

                                SCHEDULE OF TERMS


1. Borrower:  Atlas Air, Inc.

2. Name and Date of Credit Agreement: Third Amended and Restated Credit Agreement dated as of September 5, 1997, by and among Atlas Air, Inc., the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as syndication agent, and Bankers Trust Company, as administrative agent.

3. Amounts:
   (a)      Aggregate Commitments of all Lenders:          $250,000,000
   (b)      Assigned Share/Pro Rata Share:                 ___________%
   (c)      Amount of Assigned Share of Commitments:       $___________

4. Settlement Date:   ____________, 199_

5. Payment Instructions:

   ASSIGNOR:                           ASSIGNOR:
   _____________________________       _____________________________
   _____________________________       _____________________________
   _____________________________       _____________________________
   Attention:  _________________       Attention:  _________________
   Reference:  _________________       Reference:  _________________

6. Notice Addresses:


   ASSIGNOR:                           ASSIGNOR:
   _____________________________       _____________________________
   _____________________________       _____________________________
   _____________________________       _____________________________
   Attention:  _________________       Attention:  _________________
   Reference:  _________________       Reference:  _________________

7. Signatures:

   [NAME OF ASSIGNOR],                  [NAME OF ASSIGNEE],
   as Assignor                          as Assignee



   By:                                  By:
      ------------------------------       ------------------------------
      Name:                                Name:
      Title:                               Title:



                                      VII-6

                                     Accepted in accordance with sub-
                                     section 9.1B(ii) [, and consented to in
                                     accordance with subsection 9.1B(i),]
                                     of the Credit Agreement

                                     BANKERS TRUST COMPANY,

                                     as Administrative Agent


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:


                                     ATLAS AIR, INC.,


                                     By:
                                         -------------------------------
                                         Name:
                                         Title:




                                      VII-7

                                  EXHIBIT VIII

                    [FORM OF CERTIFICATE RE NON-BANK STATUS]


                         CERTIFICATE RE NON-BANK STATUS


     Reference is hereby made to that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997 (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof, being the "Credit Agreement") by and among Atlas Air, Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders ("Lenders"), Goldman Sachs Credit Partners L.P. (formerly known as Pearl Street L.P.), as syndication agent ("Syndication Agent"), and Bankers Trust Company, as administrative agent ("Administrative Agent"). Pursuant to subsection 2.7B(iii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.


                                 [NAME OF LENDER]


                                 By:
                                     -----------------------------
                                     Name:
                                     Title:






                                     VIII-1

                                   EXHIBIT IX

                    [FORM OF FINANCIAL CONDITION CERTIFICATE]

                         FINANCIAL CONDITION CERTIFICATE



     This FINANCIAL CONDITION CERTIFICATE (this "Certificate") is delivered in connection with that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Atlas Air, Inc., a Delaware corporation ("Company"), the financial institutions listed therein as Lenders ("Lenders"), Goldman Sachs Credit Partners L.P. (formerly known as Pearl Street L.P.), as syndication agent ("Syndication Agent"), and Bankers Trust Company, as administrative agent ("Administrative Agent"). Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

     A. I am the duly qualified and acting chief financial officer of Company. In such capacity I have participated actively in the management of its financial affairs and am familiar with its financial statements and those of its Subsidiaries. I have, together with other officers of Company, acted on behalf of Company in connection with the negotiation of the Credit Agreement and I am familiar with the terms and conditions thereof.

     B. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for Company for the purpose of discussing the meaning of its contents.

     C. In connection with preparing for the consummation of the transactions and financings contemplated by the Credit Agreement (the "Proposed Transactions"), I have participated in the preparation of, and I have reviewed, pro forma projections of net income and cash flows for Company and its Subsidiaries for the fiscal years of Company ending December 31, 1997 through September, 2002, inclusive (the "Projected Financial Statements"). The Projected Financial Statements were prepared on the basis of information available at [June 30, 1997]. I know of no facts that have occurred since such date that would lead me to believe that the Projected Financial Statements are inaccurate in any material respect. The Projected Financial Statements do not reflect (i) any potential changes in interest rates from those assumed in the Projected Financial Statements, (ii) any potential material, adverse changes in general business conditions, or (iii) any potential changes in income tax laws.

     D. In connection with the preparation of the Projected Financial Statements, I have made such investigations and inquiries as I have deemed necessary and prudent therefor and, specifically, have relied on historical information with respect to revenues, expenses and other relevant items supplied by the supervisory personnel of Company and its Subsidiaries directly responsible for the various operations involved. Although any assumptions and any projections by necessity involve uncertainties and approximations, I believe, based on my discussions with other members of management, that the assumptions on which the Projected Financial Statements are based are reasonable. Based thereon, I believe that the projections for Company and its Subsidiaries, taken as a whole, reflected in the Projected Financial Statements provide reasonable estimations of future performance, subject, as stated above, to the uncertainties and approximations inherent in any projections.

     Based on the foregoing, I have reached the following conclusions:

          1. Company is not now, nor will the incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed Transactions render Company "insolvent" as defined in this paragraph 1. The recipients of this Certificate and I have agreed that, in this context, "insolvent" means that the present fair value of assets is less than the amount that will be required to pay the probable liability on existing debts as they become absolute and matured. We have also agreed that the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. Valuation of Company on the basis thereof would reflect the net value of Company as $__________ representing the difference between asset values of $__________ (based upon, with respect to aircraft, the book value of the aircraft as of June 30, 1997 which I believe to be not less than the present fair value thereof) and liabilities of $__________.

          2. By the incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed Transactions, Company will not incur debts beyond its ability to pay as such debts mature. I have based my conclusion in part on the Projected Financial Statements, which demonstrate that Company will have positive cash flow after paying all of its scheduled anticipated indebtedness (including scheduled payments under the Credit Agreement, the other obligations contemplated by the Proposed Transactions and other permitted indebtedness). I have concluded that the realization of current assets in the ordinary course of business and anticipated refinancings will be sufficient to pay recurring current debt and short-term and long-term debt service as such debts mature, and that the cash flow (including earnings plus non-cash charges to earnings) will be sufficient to provide cash necessary to repay the Loans and other Obligations under the Credit Agreement, the other obligations contemplated by the Proposed Transactions and other long-term indebtedness as such debt matures.

          3. The incurrence of the Obligations under the Credit Agreement and the incurrence of the other obligations contemplated by the Proposed Transactions will not leave Company with property remaining in its hands constituting "unreasonably small capital." In reaching this conclusion, I understand that "unreasonably small capital" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by Company and its Subsidiaries in light of the Projected Financial Statements and available credit capacity.

          4. To the best of my knowledge, Company has not executed the Credit Agreement or any documents mentioned therein, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

     I understand that Agent and Lenders are relying on the truth and accuracy of the foregoing in connection with the extension of credit to Company pursuant to the Credit Agreement.



                  [Remainder of page intentionally left blank]

     I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate this ____ day of ________, 1997.


                                 ATLAS AIR, INC.


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT X

                                    (FORM OF)


                  FIRST SECURITY AGREEMENT AND CHATTEL MORTGAGE
                              (AIRCRAFT NO. _____)



     THIS FIRST SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated ________, 199_, (this "Mortgage"), and entered into by and between Atlas Air, Inc., a Delaware corporation ("Company"), and Bankers Trust Company, as agent for and representative of ("Administrative Agent") the financial institutions ("Lenders") party to the Credit Agreement referred to below.


                             PRELIMINARY STATEMENTS

     Company has entered into that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997 (said credit agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions listed therein as Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Administrative Agent, pursuant to which Lenders have agreed, on the terms and conditions set forth in the Credit Agreement, to make purchase money loans to Company in the principal amount of up to $___________ (the "Loans") to enable Company to purchase and modify the Aircraft Collateral (as defined below). The indebtedness with respect to the Aircraft Collateral resulting from such Loans made by Lenders is to be evidenced by certain promissory notes of Company to the order of Lenders of even date herewith issued under and pursuant to the Credit Agreement (such promissory notes, as they may be amended, modified, supplemented, renewed, converted or extended from time to time, being the "Notes"). It is a condition precedent to the making by Lenders of the Loans under the Credit Agreement that this Mortgage be executed, delivered and filed for recordation.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the Loans, Company hereby agrees with Administrative Agent as follows:


SECTION 1.  Mortgage and Grant of Security.

     To secure the due and punctual payment of the Notes, together with accrued interest thereon, and all other amounts from time to time payable by Company under the Credit Agreement, this Mortgage and the other Loan Documents to the extent such amounts relate to Loans made to finance the purchase of the Aircraft (as defined below) and the cost of making the Aircraft usable by Company as a cargo aircraft (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code), and to secure performance of all obligations and covenants of Company under the Credit Agreement, this Mortgage and the other Loan Documents to the extent such obligations relate to Loans made to finance the purchase of the Aircraft Collateral and the cost of making the Aircraft usable by Company as a cargo aircraft (all such payment and performance obligations of Company, the "Secured Obligations"), Company hereby mortgages to Administrative Agent, for the benefit of Lenders, and their respective successors and assigns, and hereby grants and assigns to Administrative Agent, for the benefit of Lenders, and their respective successors and assigns, a first priority purchase money security interest in the Aircraft and the Spare Engine (the "Aircraft Collateral") and a first priority security interest in all estate, right, title and interest of Company in, to and under, the other below described property wherever the same may be located (the "Aircraft Related Collateral"):

     (a) Aircraft Collateral. All of Company's right, title and interest in and to:

          (i) the airframe (the Aircraft except for the Engines or engines from time to time installed thereon), which is described on Schedule I hereto together with any and all Parts (as hereinafter defined) incorporated or installed in or attached to such airframe and all Parts removed from such airframe until such Parts are replaced in accordance with Section 4(e) hereof (such airframe, together with any and all such Parts, hereinafter referred to as the "Airframe");

          (ii) each of the engines, which are listed in Schedule II hereto or which are described in a Supplemental Chattel Mortgage (a "Supplemental Chattel Mortgage") substantially in the form of Exhibit A attached hereto, supplementing this Mortgage, and listed by manufacturer's serial numbers in such Schedule or in such Supplemental Chattel Mortgage, whether or not from time to time thereafter installed on the Airframe or on any other airframe or aircraft, including any engine designated as a spare engine (the "Spare Engine"), and any replacement engine which may be substituted for such engine in accordance with the provisions of Section 4(f) hereof, together, in each case, with any and all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom, until such Parts are replaced in accordance with Section 4(e) hereof (each such engine, spare engine and replacement engine, together with any and all such Parts, hereinafter referred to as an "Engine" (and the engines identified on such schedule as spares and each replacement thereof hereinafter referred to as "Spare Engines") and collectively, the "Engines");

          (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine, including all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment purchased by Company for incorporation or installation in or attachment to the Airframe or any Engine pursuant to the terms of the Modification Agreement and any Buyer-Furnished
     Equipment whether or not identified in a Supplemental Chattel Mortgage (collectively referred to herein as "Parts"); and

          (iv) all records, logs and other materials required by applicable law or regulation to be maintained and all other records, logs and materials maintained in the ordinary course of business with respect to the properties described in paragraphs (i), (ii) and (iii) above (together with such Airframe and Engines (other than the Spare Engine), the "Aircraft").

     (b) Aircraft Related Collateral. All of Company's right, title and interest in and to:

          (i) all the tolls, rents, issues, profits, revenues and other income of the property subject or required to be subject to the lien of this Mortgage other than any such amounts payable pursuant to an ACMI Contract;

          (ii) all monies and securities deposited or required to be deposited with the Administrative Agent pursuant to any term of this Mortgage and held or required to be held by Administrative Agent hereunder;

          (iii) the Purchase Agreement to the extent it relates to the Aircraft (include any agreement assigned therewith);

          (iv) the Modification Agreement and each BFE Agreement to the extent each relates to the Aircraft together with all rights, powers, privileges, options, licenses and other benefits of Company (including such indemnities, rights of assignment, rights and remedies for breach of any warranty and/or claims for damages, rights to receive title to parts and materials, and the rights to any and each and every other guarantee, condition and warranty contained or implied in the Modification Agreement), as buyer under such agreement including upon an Event of Default to receive and collect all payments of any kind now or hereafter payable or receivable by or for the benefit or account of Company as buyer under the Modification Agreement or such BFE Agreement to the extent it relates to the Aircraft and after the occurrence and during the continuation of an Event of Default the right to (A) give or receive any instrument, notice or other communication, (B) exercise any election or option or accept any redelivery of the Aircraft or any part thereof or delivery of any Buyer-Furnished Equipment or grant any waiver, consent or other approval and (C) enter into any amendment, supplement or other modification or agreement relating to the Modification Agreement or such BFE Agreement or any provision thereof to the extent it relates to the Aircraft;

          (v) all amounts payable to Company by any manufacturer, supplier or vendor of any of the Aircraft Collateral or any component thereof pursuant to any warranty or indemnity covering any such Collateral;

          (vi) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any confiscation, condemnation, requisition or other taking of any Aircraft Collateral to the extent payable to Administrative Agent hereunder; and

          (vii) all proceeds of any and all of the properties described above, including, without limitation, all payments under insurance proceeds or payment under any indemnity, payable by reason of any loss or damage to the Aircraft or any Engine.

     Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned to anyone other than Administrative Agent, and that it will not, except as provided herein or in the Credit Agreement, enter into any agreement amending or supplementing the Purchase Agreement, the Modification Agreement or any BFE Agreement to the extent it relates to the Aircraft, execute any waiver or modification of, or consent under any such agreement, settle or compromise any claim arising under any such agreement, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any such agreement, to arbitration thereunder.


SECTION 2.  Definitions.

     Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Mortgage and shall be equally applicable to both the singular and the plural forms of such terms. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

          "Act" means the Federal Aviation Act of 1958, as amended and recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

          "Administrative Agent" has the meaning specified in the first paragraph of this instrument.

          "Aircraft" has the meaning specified in Section 1 hereof.

          "Aircraft Collateral" has the meaning specified in Section 1 hereof.

          "Aircraft Related Collateral" has the meaning specified in Section 1 hereof.

          "Airframe" has the meaning specified in Section 1 hereof.

          "BFE Agreement" means any agreement entered into by Company from time to time, in form and substance satisfactory to Administrative Agent, with respect to Buyer-Furnished Equipment, in each case as the same may be amended, modified or supplemented from time to time.

          "Buyer-Furnished Equipment" means all materials and parts to be provided under a Modification Agreement by Company with respect to the Aircraft, including all parts to be acquired by Company under the BFE Agreements.

          "Company" has the meaning specified in the first paragraph of this instrument.

          "Credit Agreement" has the meaning specified in the Preliminary Statements.

          "Domestic Air Carrier" means any United States "domestic air carrier," as defined in Part 121 of the Federal Aviation Regulations, that is operating in accordance with the operating certificate and appropriate operations specifications issued under Part 121 or any successor regulations.

          "Engine" has the meaning specified in Section 1 hereof.

          "Event of Default" means any Event of Default as defined in the Credit Agreement.

          "Foreign Air Carrier" means any "foreign air carrier" as defined in the Act, as to which there is in force a permit issued pursuant to Section 402 of said Act or operators of aircraft operating under or governed by the provisions of Parts 121, 123 or 129 of the Federal Aviation Regulations, in each case that are certificated in a country that is a signatory to the Convention on International Civil Aviation and are operating in conformity with the Annexes thereunder and that fly routes into the United States on a regularly scheduled basis.

          "Loans" has the meaning specified in the Preliminary Statements.

          "Modification Agreement" means (identify specific modification agreement).

          "Mortgage" has the meaning specified in the first paragraph of this instrument.

          "Notes" has the meaning specified in the Preliminary Statements.

          "Parts" has the meaning specified in Section 1 hereof.

          "Purchase Agreement" means (identify specific purchase agreement).

          "Second Mortgage" means the Second Security Agreement and Chattel Mortgage to be entered into with respect to the Aircraft Collateral and the Aircraft Related Collateral as contemplated by the Credit Agreement, as the same may be amended, modified or supplemented from time to time.

          "Secured Obligations" has the meaning specified in Section 1 hereof.

          "Second Mortgage" means the Second Security Agreement and Chattel Mortgage dated as of the date hereof between Company and Administrative Agent as the same may be amended, modified or supplemented from time to time.

          "Spare Engine" has the meaning specified in Section 1.

          "Supplemental Chattel Mortgage" has the meaning specified in Section 1 hereof.


SECTION 3.  Representations and Warranties.

     Company hereby represents and warrants that, in the case of the Airframe or each Engine initially or subsequently mortgaged hereunder on the date the Airframe or such Engine is mortgaged hereunder as follows:

          (a) Company has good and marketable title to the Aircraft Collateral free and clear of all Liens except for the lien of this Mortgage and Permitted Encumbrances and has full power and authority to mortgage and grant the lien and security interest in the Aircraft Collateral and Aircraft Related Collateral intended by the terms hereof and in the manner aforesaid and has not assigned or pledged any of its right, title or interest hereby assigned to anyone other than Administrative Agent.

          (b) Company is a "citizen of the United States" as defined in Section 40102(15) of Title 49 of the United States Code and is an air carrier certificated under Sections 401 and 604(b) of the Act and holds all necessary air carrier operating certificates.

          (c) The Airframe is duly registered in the name of Company in accordance with the Act; and the Airframe is not registered under the laws of any other country.

          (d) This Mortgage or a Supplemental Chattel Mortgage, as the case may be, is in due form for recording in accordance with the Act and, has been duly filed for recording in accordance with the Act against the Aircraft or such Engine(s) as the case may be.

          (e) An airworthiness certificate has been duly issued under the Act for the Aircraft (evidence of which has been supplied to Administrative Agent), and the airworthiness certificate for the Aircraft is in full force and effect.


          (f) The Aircraft and Engines are in such condition so as to comply with the requirements of Section 4(c) hereof; and the insurance required by
     Section 4(g) hereof is in full force and effect.

          (g) This Mortgage or this Mortgage as supplemented by a Supplemental Chattel Mortgage constitutes the legally valid and binding obligation of Company enforceable against it in accordance with its terms and, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally, creates a valid, perfected and first priority mortgage on and purchase money security interest in the Aircraft Collateral, securing the payment and performance of the Secured Obligations.

          (h) Company has delivered to Administrative Agent for filing financing statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York (and such other states as may be required) with respect to that portion of the Aircraft Collateral not covered by the filing system established under the Act and with respect to the Aircraft Related Collateral; and except for the filings described in this paragraph and in paragraph (d) above of this Section 2, no filing or recording of any instrument shall be required to establish and perfect a first priority security interest in the Aircraft Collateral or Aircraft Related Collateral under the laws of the United States or any State thereof.

          (i) The chief place of business and the chief executive office of Company is located at 538 Commons Drive, Golden, Colorado 80401.

          (j) Administrative Agent shall have a "purchase-money equipment security interest" in the Airframe or such Engine within the meaning of
     Section 1110 of the United States Bankruptcy Code, and shall be entitled to all the benefits of said Section with respect to the Airframe or such Engine.

          (k) (i) The Modification Agreement is in full force and effect, and no provision thereof has been waived, amended, supplemented or canceled in any respect except to the extent permitted in the Credit Agreement; (ii) Company is not in default of the Modification Agreement; (iii) no consents, other than the consent of (the party modifying the Aircraft under the Modification Agreement), are necessary for the assignment of the Modification Agreement pursuant to this Mortgage; and (iv) Company has not previously assigned, pledged or otherwise hypothecated its rights under the Modification Agreement to the extent it relates to the Aircraft.


SECTION 4.  Covenants.

         Company hereby covenants that so long as this Mortgage is in effect:

          (a) Liens. Company will not directly or indirectly create, incur, assume or suffer to exist any Lien, on or with respect to any of the Aircraft Collateral, or Aircraft Related Collateral, title thereto or any interest therein, except the lien of this Mortgage and Permitted Encumbrances. Company will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time.

          (b) Taxes. Company will pay, and hereby indemnifies Administrative Agent from and against, any and all fees and taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon (any of the foregoing for the purposes of this Section 4(b) being called a "Tax"), which may from time to time be imposed on or asserted against Administrative Agent or any Lender or the Airframe or any Engine or any part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or subdivision thereof or by any foreign taxing authority in connection with, relating to or resulting from: (i) the Airframe or any Engine or any part thereof of interest therein; (ii) the manufacture, purchase, ownership, mortgaging, lease, sublease, use, storage, maintenance, sale or other disposition of the Airframe or any Engine; (iii) any rentals or other earnings therefor or arising therefrom or the income or other proceeds received with respect thereto; or (iv) this Mortgage; provided, however, that, unless the payment of any such Tax shall be a condition to the enforceability of this Mortgage or the perfection of the lien hereof or unless proceedings shall have been commenced to foreclose any lien which may have attached as security for such Tax, nothing in this Section shall require the payment of any Tax so long as and to extent that validity thereof shall be contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and Company shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          (c) Registration; Maintenance and Operation. Company, at its own cost and expense, will (i) be a "citizen of the United States" as defined in
     Section 40102(15) of Title 49 of the United States Code and will be an air carrier certificated under Sections 401 and 604(b) of the Act and hold all necessary air carrier operating certificates; (ii) cause the Airframe to be duly registered and remain duly registered in the name of Company in accordance with the Act; and (iii) service, repair, inspect, test, maintain and overhaul the Airframe and each Engine and install replacement equipment and parts on the Airframe and each Engine (A) so as to keep the Airframe and each Engine in such operating condition as may be required to permit the Airframe and each Engine to be utilized in commercial operations throughout the world, (B) so as to enable the airworthiness certification of the Airframe to be maintained in good standing at all times under the Act, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the United States have been grounded by the FAA; provided, however, that if following its issuance, the United States FAA airworthiness certificate of the Aircraft shall be withdrawn, then subject to the provisions of Section 4(f) hereof, so long as Company is diligently taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal, (C) in accordance with Company's FAA-approved maintenance, inspection and maintenance control programs, and in the same manner and with the same care used by Company with respect to the same or similar aircraft and engines owned or operated by Company so as to keep the same in as good operating condition as when originally mortgaged hereunder or as when redelivered under the Modification Agreement, ordinary wear and tear excepted, which practices shall at all times be at or above the standard of the industry in the United States for prudent maintenance of similar equipment, and (D) in such manner as may be necessary to maintain in full force all warranties of the manufacturers thereof. Nothing herein shall be deemed to prevent Company from subjecting the Aircraft to the modification contemplated by the Modification Agreement. Company shall maintain all records, logs and other materials which may be required to permit the Airframe and each Engine to be so utilized.

          Company will comply with all airworthiness directives, mandatory notes or modifications or similar requirements affecting the same (including those issued by the manufacturer or supplier) in such condition so as to comply with the provisions of this Mortgage and the rules and regulations of the FAA from time to time in force and applicable to the Aircraft and Engines. Neither the Airframe nor any Engine will be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Airframe or such Engine issued by any such authority, and in the event that such laws, rules, regulations or orders require alteration of the Airframe or any Engine, Company, at its own cost and expense, will conform thereto or obtain conformance therewith and will maintain the same in proper operating condition under such laws, rules, regulations and orders, provided, however, that Company may, in good faith (after having delivered to Administrative Agent an Officer's Certificate stating the facts with respect thereto), contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not, in Administrative Agent's opinion, adversely affect the interests under this Mortgage of Administrative Agent or any Lender.

          Company will not operate, use or locate the Airframe or any Engine,
     (I) in any area in which any insurance required to be maintained pursuant to Section 4(g) shall not be at the time in full force and effect, or in any area excluded from coverage by an insurance policy in effect with respect to the Airframe or such Engine, except in the case of a requisition for use by the United States of America, and then only if Company obtains indemnity in lieu of such insurance from the United States of America against the risks and in the amounts required by said Section covering such area, or (II) in any recognized or threatened area of hostilities unless fully covered to Administrative Agent's satisfaction by war risk and political risk and allied perils insurance or unless the Airframe or such Engine is operated or used under contract with the Government of the United States of America under which contract that Government assumes liabilities for any damages, loss, destruction or failure to return possession of the Airframe or such Engine at the end of the term of such contract and for injury to persons or damage to property of others.

          Company shall not use the Aircraft nor suffer it to be used in any manner or for any purpose excepted from any of the insurance on or in respect of the Aircraft or for the purpose of carriage of goods of any description excepted from such insurance nor do, or permit to be done, anything which, or admit to do anything the admission of which, may invalidate any of such insurance.

          (d) Possession. Company will not, without the prior written consent of Administrative Agent, sell, assign, lease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer the right, title or interest of Company in, the Airframe or any Engine except that, unless a Potential Event of Default shall have occurred and be continuing, Company may without the prior written consent of Administrative
     Agent:

               (i) transfer possession of the Airframe or any Engine other than by lease to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as administered pursuant to Executive Order 12656, or any substitute order) or any similar or substitute programs;

               (ii) transfer possession of the Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or any other organization for service, repairs, maintenance or overhaul or, to the extent permitted by Section 4(e) hereof, for alterations or modifications;

               (iii) subject the Airframe to normal interchange agreements with Domestic Carriers or any Engine to normal interchange or pooling agreements or arrangements of the type customary in the United States airline industry and entered into by Company in the ordinary course of business which do not contemplate or require the transfer of title to, use for the remainder of its useful life, or registration of the Airframe or title to or use for the remainder of its useful life of such Engine and if Company's title to or use for the remainder of its useful life, of the Airframe or any Engines shall be divested under any such agreement or arrangement, such divesture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine and Company shall comply with Section 4(f) in respect thereof;

               (iv) install an Engine on an airframe which is owned by Company free and clear of all Liens except (A) those permitted under clauses
          (i) or (ii) of the definition of Permitted Encumbrances in the Credit Agreement, (B) those that apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), and (C) the rights of any Domestic Carrier, under normal interchange agreements which are customary in the airline industry and do not contemplate or require the transfer of title to such airframe or the engines installed thereon;

               (v) install an Engine on an airframe leased to Company or owned by Company subject to a conditional sale or other security agreement, provided: (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by clause (iv) above; and (B) Administrative Agent shall have received from the lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale agreement or mortgage covering such airframe), whereby such lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time when such Engine is subject to this Mortgage;

               (vi) install an Engine on an airframe owned by Company, leased by Company or owned by Company subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable; provided that any divesture of title to such Engine resulting from such installation shall be deemed to be an Event of Loss with respect to such Engine and Company shall comply with Section 4(f) in respect thereof;

               (vii) lease any Engine and/or the Airframe to a Domestic Air Carrier other than an ACMI Contract or wet lease permitted under clause (ix) below, in the ordinary course of its business, for a term (including without limitation, any option of the lessee to renew or extend) not to exceed six (6) months (in the case of a lease of an Engine without the Airframe, not to exceed twelve (12) months), provided that (A) no such lease contemplates or requires the transfer of title to or registration of the Airframe or title to any Engine,
          (B) if Company's title to any Engine or the Airframe shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss for all purposes, (C) any such lease shall provide that the lessee may not deliver, transfer or relinquish possession or sublease the Airframe or any Engine without the prior written consent of Administrative Agent, other than as permitted by
          Section 4(d)(i), (ii) or (iii) hereof, (D) the lease agreement shall provide that any amounts payable by the lessee to Company thereunder are assigned hereunder to Administrative Agent for the benefit of Lenders and that if an Event of Default has occurred and is continuing, upon notice to the lessee by Administrative Agent, the lessee shall pay all such amounts to Administrative Agent for the benefit of Lenders unless and until such lessee shall have received notice from Administrative Agent for the benefit of Lenders, that the Event of Default has been cured, (E) the lease agreement shall provide that the lessee shall agree to maintain and operate any Engine and/or the Airframe in accordance with Section 4(c) hereof, and (F) any such lease will be permissible only if Administrative Agent receives a perfected first priority security interest in any such lease;

               (viii) lease any Engine and/or the Airframe to a Foreign Air Carrier other than an ACMI Contract or wet lease permitted under clause (ix) below, in the ordinary course of its business, under arrangements that provide for a term (including, without limitation, any option of the lessee to renew or extend) not to exceed six (6) months (in the case of a lease of an Engine without the Airframe, not to exceed twelve (12) months), provided that (A) no such lease contemplates or requires the transfer of title to or registration of the Airframe or title to any Engine, (B) if Company's title to any Engine or the Airframe shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss for all purposes, (C) any such lease shall provide that the lessee may not deliver, transfer or relinquish possession or sublease the Airframe or any Engine without the prior written consent of Administrative Agent other than as permitted by Section 4(d)(i), (ii) or (iii) hereof, (D) the lease agreement shall provide that any amounts payable by the lessee to Company thereunder are assigned hereunder to Administrative Agent for the benefit of Lenders and that if an Event of Default has occurred and is continuing, upon notice to the lessee by Administrative Agent, the lessee shall pay all such amounts to Administrative Agent for the benefit of Lenders, (E) the lease agreement shall provide that the lessee shall agree to maintain and operate any Engine and/or the Airframe in accordance with Section 4(c) hereof, and (F) any such lease will be permissible only if Administrative Agent receives a perfected first priority security interest in any such lease;

               (ix) enter into an ACMI Contract or wet lease for the Airframe and the Engines or engines installed thereon with any third party pursuant to which Company has operational control of the Airframe and any Engines installed thereon such operation to be performed solely by employees of Company possessing all current certificates and licenses that would be required under the applicable laws of the United States for the performance by such employees of similar functions within the United States; provided that Company's obligations hereunder shall continue in full force and effect notwithstanding any such ACMI Contract or wet lease; and

               (x) sell the Aircraft or the Spare Engine upon satisfaction of the conditions and compliance with the terms of subsection 6.7 of the Credit Agreement.

provided, however, that the rights of any transferee (other than pursuant to a sale permitted by the terms hereof) who receives possession of the Airframe or any Engine permitted by the terms hereof shall be made subject and subordinate to, and any lease permitted by this Section 4(d) (other than a lease permitted by Section 4(d)(ix)) shall be made expressly subject and subordinate to, the lien and security interest of this Mortgage and all of Administrative Agent's rights hereunder and Company shall remain primarily liable hereunder for the performance of all the terms of this Mortgage to the same extent as if such transfer had not occurred, and any such instrument of transfer (other than a lease permitted by Section 4(d)(ix)) shall include appropriate provisions for the maintenance and insurance of the Airframe or such Engine, and any such instrument of transfer shall expressly prohibit any further transfer of the Airframe or such Engine or any assignment of the rights thereunder; and provided, further, that no such lease, pooling arrangement or other transfer or relinquishment of the possession of the Airframe or any Engine shall in any way discharge or diminish any of Company's obligations to Administrative Agent hereunder or under the Credit Agreement. In the event Administrative Agent shall have received from the lessor, conditional vendor or secured party of any airframe leased to Company or purchased by Company subject to a conditional sale or other security agreement, a written agreement complying with clause (B) of Section 4(d)(v), and the lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease, conditionally owned by the conditional vendor under such conditional sale agreement, or subject to such security agreement, Administrative Agent hereby agrees for the benefit of such lessor, conditional vendor or secured party that Administrative Agent will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor, conditionally owned by such conditional vendor or subject to such security agreement.

          (e) Replacement and Pooling of Parts; Alterations, Modifications and Additions.

               (i) Company will deliver the Aircraft to (the party modifying the Aircraft under the Modification Agreement) for modification under the Modification Agreement no later than __________, __, 199_ (six months after the date of this Mortgage).

               (ii) Except as otherwise provided in Section 4(e)(iv), Company, at its own cost and expense, will promptly replace all Parts, which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair or testing, Company at its own cost and expense may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that, except as otherwise provided in Section 4(e)(iv), Company at its own cost and expense shall replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens (except Permitted Encumbrances and for pooling arrangements to the extent permitted by Section 4(e)(iii)), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such property were in the condition and repair required to be maintained by the terms hereof.

               All Parts at any time removed from the Airframe or any Engine shall remain subject to the lien and security interest of this Mortgage, no matter where located until such time as such Parts shall be replaced by parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements for replacement parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act, (A) such replacement Part shall become subject to the lien and security interest of this Mortgage and shall be deemed part of the Airframe or such Engine for all purposes hereof to the same extent as the property originally comprising, or installed on, such Airframe or such Engine, and (B) title to the replaced part shall thereupon become free and clear of all rights of Administrative Agent hereunder and shall no longer be deemed a Part hereunder.

               (iii) Any Part removed from the Airframe or any Engine as provided in Section 4(e)(ii) may be subjected by Company to a normal pooling arrangement of the type customary in the airline industry entered into by Company in the ordinary course of its business and entered into with Domestic Carriers or Foreign Air Carriers that are not the subject of any bankruptcy, insolvency, or similar proceeding, voluntary or involuntary, provided the Part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with Section 4(e)(ii) as promptly as possible after the removal of such removed part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 4(e)(ii) may be owned subject to such a pooling arrangement, provided Company, at its expense, as promptly thereafter as possible, either (A) causes such replacement Part to become subject to the lien and security interest of this Mortgage in accordance with Section 4(e)(ii) by Company's acquiring title thereto for the benefit of Administrative Agent free and clear of all Liens (except Permitted Encumbrances) or
          (B) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by Company free and clear of all Liens (except Permitted Encumbrances).

               (iv) Company, at its own cost and expense, shall make or cause to be made such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction; provided, that Company may, in good faith, contest the validity or application of any such standard in any reasonable matter that shall not adversely affect the Lien of this Mortgage or Lenders. Company also agrees, at its own cost and expense, to make or cause to

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          be made such alterations and modifications in and additions to the
          Airframe and the Engines as may be required from time to time to meet the standards or requirements of any directive issued by a manufacturer relating to the Airframe or any Engine. In addition so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company, at its own cost and expense, may from time to time make such alterations and modifications in and additions to the Airframe and any Engine as Company may deem desirable in the proper conduct of its business, provided no such alteration, modification or addition diminishes the value or utility or impairs the condition or airworthiness of the Airframe or such Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition assuming the Airframe or such Engine were then in the condition and airworthiness required to be maintained by the terms of this Mortgage.

               All Parts owned by Company incorporated or installed in or attached to or added to the Airframe or any Engine as the result of such alteration, modification or addition shall, without further act, become subject to the lien and security interest of this Mortgage; provided, that, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company may remove and not replace any such Part if it (A) is in addition to, and not in replacement of or in substitution for, any Part incorporated or installed in or attached to the Airframe or such Engine on the date hereof, on the date the Engine first becomes subject to the lien of this Mortgage or the date the Airframe or Engine is redelivered under the Modification Agreement or any Part in replacement of or substitution for any such Part, (B) is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the terms of Section 4(c) hereof or any other provision of this Mortgage and (C) can be removed from the Airframe or such Engine without diminishing or impairing the value, utility or airworthiness which the Airframe or such Engine would have had (if following the modification contemplated by Section 4(e)(i), after giving effect to such Modification) at such time had such alteration, modification or addition not occurred, assuming the Collateral Aircraft was otherwise in the condition required by this Mortgage. Upon the removal by Company of any such Part, as above provided, title thereto shall, without further act, be free and clear of all rights of the Administrative Agent hereunder and such Part shall no longer be deemed a Part hereunder.

          (f) Event of Loss.

               (i) If an Event of Loss shall occur with respect to an Airframe (or the Airframe and any Engine then installed thereon), Company will promptly notify Administrative Agent thereof in writing (in any event within five (5) days of such occurrence) and will prepay, at the times and in the amounts required, the Notes and remaining Secured Obligations in accordance with the terms of the Credit Agreement.

               (ii) If an Event of Loss shall occur with respect to an Engine when not installed on the Airframe or under other circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Company will promptly notify Administrative Agent thereof in writing (in any event within five (5) days of such occurrence) and will, not later than sixty (60) days after the occurrence of such Event of Loss, mortgage hereunder, by complying with all of the terms of subsection (iv) below, another engine of the same or another manufacturer of the same or an improved model and suitable for installation and use on the Airframe and which shall be owned by Company free of all Liens (other than Permitted Encumbrances) and shall have a value and utility at least equal to (and be in as good operating condition as) such Engine immediately prior to such Event of Loss, assuming compliance by Company with all of the terms of this Mortgage with respect to such Engine. Upon compliance with the terms of the preceding sentence within such 60-day period, Administrative Agent will execute and deliver to Company a partial release, in recordable form, releasing the lien of this Mortgage to the extent that it covers such Engine with respect to which such Event of Loss occurred. Such additional engine shall thereupon constitute an "Engine" for all purposes hereof and shall be deemed to constitute part of the Aircraft.

               (iii) Whenever Company shall subject any Engine to the lien and security interest of this Mortgage (as contemplated by paragraph (ii) above), Company will on or prior thereto:

                    (A) deliver to Administrative Agent and duly file for
               recording under the Act, a Supplemental Chattel Mortgage substantially in the form of Exhibit A hereto duly executed by Company appropriately describing such engine to be subjected to the lien and security interest of this Mortgage;

                    (B) deliver to Administrative Agent for filing financing
               statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York (or such other States as may be required at such time) covering the security interest created by this Mortgage to protect the security interest of Administrative Agent in the Engine to be subjected to the lien and security interest of this Mortgage;

                    (C) deliver to Administrative Agent an Officers' Certificate dated the date of execution of said Supplemental Chattel Mortgage, stating:

                         (I) that the representations and warranties contained
                    in Section 3 hereof are true and correct on and as of such date of execution with respect to such Engine and Company;

                         (II) that, upon consummation of the terms of this
                    Section 4(f), no Potential Event of Default or Event of Default will exist; and

                         (III) that all conditions precedent contemplated in
                    this Section 4(f)(iii) have been complied with.

                    (D) furnish Administrative Agent with evidence of compliance with the insurance provisions of Section 4(g) hereof with respect to such Engine as Administrative Agent may reasonably request;

                    (E) furnish Administrative Agent with such evidence of title as Administrative Agent may reasonably request concerning such Engine;

                    (F) cause to be delivered to Administrative Agent an
               appraisal by the Approved Appraisers relating to the Engine to be subjected to the lien and the security interest of this Mortgage stating that it has a value and utility at least equal to, and in as good operating condition as the Engine subject to such Event of Loss immediately prior to such Event of Loss, assuming compliance by Company with all the terms of this Mortgage with respect to such Engine; and

                    (G) cause to be delivered to Administrative Agent an opinion or opinions of counsel dated the date of execution of such Supplemental Chattel Mortgage, stating:

                         (I) that the engine specifically described in said
                    Supplemental Chattel Mortgage, is free and clear of all recorded Liens,

                         (II) that said Supplemental Chattel Mortgage (1) has
                    been duly authorized, executed and delivered by Company, and
                    (2) creates a valid, perfected and first priority security interest in and to the engine described in said Supplemental Chattel Mortgage, enforceable against all third parties and securing the payment of all obligations purported to be secured thereby and that all action required to perfect fully such security interest has been taken and completed,

                         (III) that said Supplemental Chattel Mortgage has been
                    duly filed for recordation in accordance with the provisions of the Act to continue the perfection and priority of the security interest intended to be created by the Mortgage, and

                         (IV) and as to such other matters as Administrative
                    Agent may reasonably request.

          Promptly upon the recording of each Supplemental Chattel Mortgage under the Act, Company will cause to be delivered to Administrative Agent an opinion of counsel for Company as to the due recording of such Supplemental Chattel Mortgage in accordance with the Act.

               (iv) With respect to the Airframe or any Engine, as between the Administrative Agent and Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 4(g) below and under the terms of the Credit Agreement) received from any government authority or other person shall be applied as follows:

                    (A) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by Company pursuant to the terms hereof, such payment shall be paid over to or retained by Company upon satisfaction of the conditions for replacement contained in paragraph (iii) above; and

                    (B) if such payments are received with respect to an Event of Loss as to the Aircraft, such payments shall be applied to the prepayment of the Notes required pursuant to the terms of the Credit Agreement and shall be held pursuant to the terms of this Mortgage or the Second Mortgage, or if the Second Mortgage shall have been satisfied and discharged, the balance, if any, shall be paid over to or retained by Company.

               (v) In the event of a requisition for use by the United States Government of the Airframe or any Engine, Company shall promptly notify Administrative Agent of such requisition and all of Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. Any payments received by Administrative Agent or Company from the United States Government for the use of the Airframe or such Engine, shall be paid over to, or retained by, Company.

               (vi) Any amount referred to in paragraph (iv) or (v) of this
          Section 4(f) which is payable to or retained by Company shall not be paid to Company or retained by Company, if at the time of such payment or retention any Event of Default or a Potential Event of Default shall have occurred and be continuing, but shall be held by or paid over to Administrative Agent as security for the obligations of Company under this Mortgage, the Second Mortgage and the other Loan Documents, and, if Administrative Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. At such time as there shall not be continuing any such Event of Default or Potential Event of Default, such amount shall be paid to

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          Company to the extent not previously applied in accordance with the preceding sentence.

          (g) Insurance.

               (i) Company will at all times carry and maintain on or with respect to the Aircraft, at its own cost and expense, public liability (including without limitation, contractual liability, cargo liability, passenger legal liability, bodily injury and product liability, but excluding manufacturer's product liability) and property damage insurance with insurers of recognized responsibility and reputation in amounts, of the type and covering the risks customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with Company but in no event in an amount less than $500,000,000 per occurrence (which shall include war risk, governmental confiscation and expropriation and allied perils coverage). During any period when the Aircraft is on the ground and not in operation, Company may carry or cause to be carried, in lieu of insurance required by this Section, insurance otherwise conforming with the provisions of this Section except that the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance, and the scope of risk covered and type of insurance shall be the same, as are customarily carried with respect to similar aircraft on the ground by corporations engaged in the same or similar business and similarly situated with Company. Any policies of insurance carried in accordance with this
          Section 4(g) and any policies taken out in substitution or replacement of any such policies (A) shall be amended to name Administrative Agent and Lenders as additional named insureds, (B) shall be primary without right of contribution from any other insurance which is carried by Company, (C) shall expressly provide that all provisions thereof, except the limits of the liability, shall operate in the same manner as if there were a separate policy covering each insured, and (D) shall provide that the insurer shall waive any right of subrogation against Administrative Agent or Lenders.

               (ii) Company will at all times carry and maintain with insurers of recognized responsibility and reputation on or with respect to the Aircraft, at its own cost and expense, aircraft ground and flight all-risk hull insurance as well as fire and extended coverage insurance on Engines and other equipment while removed from the Airframe (which shall include war risk, governmental confiscation and expropriation (other than by the United States Government) and allied perils including (A) strikes, riots, civil commotions or labor disturbances, (B) any malicious act or act of sabotage and (C) hijacking (air piracy) or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons aboard the Aircraft acting without the consent of the insured, if and to the extent the same shall be maintained by Company with respect to similar aircraft owned or operated by Company on the same routes or if the Aircraft is operated on routes where the custom is for Domestic Carriers similarly situated with Company flying comparable routes with similar aircraft to carry such insurance), of the type usually carried by corporations engaged in the same or similar business and similarly situated with Company; provided that such insurance (including any self-insurance to the extent permitted below) shall at all times prior to delivery under the Modification Agreement be for an amount not less than the greater of
          (W) $30,000,000 and (X) an amount equal to the purchase price under the Purchase Agreement, and at all times from and after delivery under the Modification Agreement, the greater of (Y) $50,000,000 and (Z) the amount under clause (X) plus the total cost of all modifications under the Modification Agreement. During any period when the Aircraft is on the ground and not in operation Company may carry or cause to be carried, in lieu of the insurance required by this Section, insurance otherwise conforming hereto except that the scope of risk covered and type of insurance shall be the same as are from time to time customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with Company for aircraft on the ground in an amount at least equal to the applicable amount provided above. All such insurance shall name Administrative Agent and Lenders as additional insureds and loss payees to the extent their interest may appear and shall provide that any loss to the Airframe or an Engine in excess of $2,000,000, (and, if a Potential Event of Default or Event of Default has occurred and is continuing, any such loss) shall be payable to Administrative Agent for the benefit of Lenders; and shall be primary without right of contribution from any other insurance which is carried by Administrative Agent with respect to its interest therein.

               Company may self-insure, by way of deductible or equivalent provisions in insurance policies, the risks required to be insured against pursuant to this Section 4(g)(ii) in such reasonable amounts as are then applicable to other similar aircraft in Company's fleet which are of a value comparable to the Aircraft and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with Company; provided, however, that Company may not self-insure in an amount in excess of $1,000,000 without the prior written consent of Administrative Agent.

               (iii) Any policies of insurance required pursuant to either paragraph (i) or paragraph (ii) above shall: (A) be amended to name Administrative Agent and Lenders as additional named insureds, but without Administrative Agent or Lenders being thereby liable for premiums; (B) provide that in respect of the interest of Administrative Agent or Lenders in such policies the insurance shall not be invalidated by any action or inaction of Company and shall insure the interests of Administrative Agent and Lenders regardless of any breach or violation by Company or any Person (other than Administrative Agent) of any warranty, declaration, condition or exclusion from coverage contained in such policies; (C) provide that if such insurance is cancelled, or if any material change is made in the coverage which affects the interest of Administrative Agent or any Lender, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for thirty (30) days (seven (7) days, or such shorter or longer period as may from time to time be customarily available in the industry, in the case of any war risk and allied perils coverage) after receipt by Administrative Agent of written notice from such insurers of such cancellation, change or lapse; (D) be in full force and effect throughout any geographical areas at any time traversed by the Aircraft and shall be payable in U.S. dollars;
          (E) waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise in respect of any liability of Administrative Agent; and (F) waive all rights of subrogation against Administrative Agent.

               (iv) In the case of a lease or contract with the United States or any agency or instrumentality thereof in respect of the Airframe or any Engine, a valid agreement by the United States or such agency or instrumentality to indemnify Company against the same risks against which Company is required hereunder to insure shall be considered adequate insurance with respect to the Airframe or such Engine to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

               (v) On or prior to the date hereof, and annually thereafter on or prior to January 21, Company will furnish to Administrative Agent (A) a report signed by a firm of independent aircraft insurance brokers, appointed by Company and not objected to by Administrative Agent, describing in reasonable detail acceptable to Administrative Agent the insurance then carried and maintained on or with respect to the Aircraft and the Engines and stating that in the opinion of such firm such insurance complies with the terms of this Section 4(g) and is adequate to protect the interests of Company and Administrative Agent, and (B) certificates of the insurer or insurers evidencing the insurance covered by the report. Company will cause such brokers to advise Administrative Agent in writing (x) promptly of any default in the payment of any premium and of any other act or omission on the part of Company of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or any Engine and (y) at least thirty (30) days prior to the expiration or termination date, or date of effectiveness of any material change, of any insurance carried and maintained on the Aircraft hereunder.

               (vi) All insurance payments and other payments received by Administrative Agent or Company from insurance referred to in paragraph (ii) above shall be, if received by Company, immediately paid to Administrative Agent and shall be held and applied:

                    (A) If such payment is received as a result of an Event of
               Loss referred to in paragraph (i) of Section 4(f) hereof, such payment shall be applied to prepay the Notes and pay any other Secured Obligations and all other obligations required to be paid in accordance with the terms of the Credit Agreement or if already paid in full by Company, paid to Company provided no Potential Event of Default or Event of Default shall have occurred and be continuing; and

                    (B) If such payment is received as a result of an Event of
               Loss referred to in paragraph (ii) Section 4(f) hereof, such payment shall be paid to Company upon compliance by Company with the terms of said Section, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing.

          All insurance payments and other payments received by Administrative Agent or Company from insurance referred to in paragraph (ii) above and paid other than as a result of an Event of Loss shall be paid by Administrative Agent to or be retained by Company, and promptly applied by Company to the extent necessary to repair the damage to the Airframe or the Engine for which such insurance was paid, provided that Administrative Agent shall not be required to make any such payment to Company if a Potential Event of Default or Event of Default has occurred and is continuing, but shall be held or paid over to Administrative Agent as security for the obligations of Company under this Mortgage, the Second Mortgage and the other Loan Documents, and, if Administrative Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. Retention by Administrative Agent of any amounts pursuant to the preceding sentence shall not relieve Company of its obligations to make promptly all repairs and replacements required by Sections 4(c) and (e) hereof and to pay for the same with Company's funds.

               (vii) Nothing in this Section 4(g) shall prohibit Administrative Agent, or any Lender from obtaining insurance with respect to the Aircraft for its own account. Company may, at its own expense, carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this Section 4(g). No insurance maintained by Administrative Agent or any Lender shall prevent Company from carrying the insurance required or permitted by this Section or adversely affect such insurance or the cost thereof. Proceeds of any such insurance carried by Company, Administrative Agent or Lender shall be paid as provided in the insurance policy relating thereto and Administrative Agent shall have no duty to obtain any such insurance.

          (h) Inspection. Company will permit any officers, employees or authorized representatives of Administrative Agent to inspect, at Company's cost and expense, the Aircraft Collateral and Aircraft Related Collateral, or any part thereof, and to examine, copy or make extracts from, any and all books, records and documents in the possession of Company relating to such Collateral or any part thereof and performance of this Mortgage, all at such reasonable times and as often as may be requested. Administrative Agent shall have no duty to make any such inspection or examination and shall not incur any liability or obligation by reason of making or not making any such inspection or examination.

          (i) Insignia. Company shall, at its own cost and expense, cause the Airframe and each Engine included in the Aircraft Collateral to be legibly marked (in a reasonably prominent location, which in the case of the Airframe shall be adjacent to the airworthiness certificate) with such a plate, disk, or other marking of customary size, and bearing the legend "Mortgaged to Bankers Trust Company, as Administrative Agent" or such other legend, as shall in the opinion of Administrative Agent be appropriate or desirable to evidence the fact that it is subject to the lien and security interest created by this Mortgage. Company shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal or defacement, shall promptly cause such plate, disk, or other marking or serial number to be promptly replaced. Except as provided above, Company shall not allow the name of any person, association or corporation to be placed on the Airframe or any Engine as a designation that might be interpreted as a claim of ownership or of any security interest therein, except that Company or any permitted lessee may place its customary colors and insignia or the insignia of the manufacturer on the Airframe or any Engine.

          (j) Modification Agreement and BFE Agreements.

               (i) Company shall not upon the occurrence and during the continuation of an Event of Default under the Credit Agreement enter into any agreement to amend, rescind, cancel or terminate the Modification Agreement or any BFE Agreement to the extent it relates to the Aircraft, without the prior written consent of Administrative Agent.

               (ii) If Administrative Agent and Company shall at any time be in dispute as to the entitlement of Administrative Agent to exercise any right hereunder upon an Event of Default in respect of the Modification Agreement or any BFE Agreement, Company agrees that (the party modifying the Aircraft under the Modification Agreement) or the vendor of the Buyer- Furnished Equipment, as the case may be, shall perform the corresponding obligations exclusively at the direction of Administrative Agent.


SECTION 5.  Remedies.

          (a) If any Event of Default shall occur and be continuing, then Administrative Agent may, without notice of any kind to Company, exercise in respect of the Aircraft Collateral and Aircraft Related Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect at the time in any applicable jurisdiction (whether or not the Uniform Commercial Code applies to the affected Aircraft Collateral), (ii) all the rights and remedies provided for in this Mortgage, the Credit

     Agreement and any other Loan Document, and in any other agreement between Company and Administrative Agent, and (iii) such other rights and remedies as may be provided by law or otherwise.

          (b) After an Event of Default has occurred and is continuing, Administrative Agent may, without notice, take possession of the Aircraft Collateral or any part thereof and may exclude Company, and all persons claiming under Company, wholly or partly therefrom. At the request of Administrative Agent, Company shall promptly deliver or cause to be delivered to Administrative Agent or to whomsoever Administrative Agent shall designate, at such time or times and place or places as Administrative Agent may specify, and fly or cause to be flown to such airport or airports in the United States as Administrative Agent may specify, without risk or expense to Administrative Agent, the Aircraft Collateral or any part thereof. In addition, Company will provide, without cost or expense to Administrative Agent, storage facilities for the Aircraft Collateral. If Company shall for any reason fail to deliver the Aircraft Collateral or any part thereof after demand by Administrative Agent, Administrative Agent may, without being responsible for loss or damage, (i) obtain a judgment conferring on Administrative Agent the right to immediate possession or requiring Company to deliver immediate possession of the Aircraft Collateral or any part thereof to Administrative Agent, to the entry of which judgment Company hereby specifically consents, or (ii) with or without such judgment, pursue the Aircraft Collateral or any part thereof wherever it may be found and may enter any of the premises of Company where the Aircraft Collateral may be and search for the Aircraft Collateral and take possession of and remove the same. Company agrees to pay to Administrative Agent, upon demand, all expenses incurred in taking any such action; and all such expenses shall, until paid, be secured by the lien of this Mortgage. Upon every such taking of possession, Administrative Agent may, from time to time, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Aircraft Collateral, as it may deem proper. In each such case, Administrative Agent shall have the right to maintain, use, operate, store, lease, control or manage the Aircraft Collateral or any part thereof and to carry on the business and exercise all rights and powers of Company relating to the Aircraft Collateral, as Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral or any part thereof as Administrative Agent may determine. Further, after the occurrence and during the continuation of an Event of Default, Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Aircraft Collateral or any part thereof (other than any received under any ACMI Contract). Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which Administrative Agent may be required or may elect to make, if any, for taxes, assessments, or other proper charges upon the Aircraft Collateral and all other payments which Administrative Agent may be required or authorized to make under any provision of this

     Mortgage, as well as just and reasonable compensation for the services of Administrative Agent and of all persons properly engaged and employed for such purposes by Administrative Agent.

          (c) Administrative Agent, with or without taking possession of the Aircraft Collateral, may, without notice:

               (i) to the extent permitted by law, sell at one or more sales, as an entirety or in separate lots or parcels, the Aircraft Collateral or any part thereof, at public or private sale, at such place or places and at such time or times and upon such terms, including terms of credit (which may include the retention of title by Administrative Agent to the property so sold), as Administrative Agent may determine, whether or not the Aircraft Collateral shall be at the place of sale; and

               (ii) proceed to protect and enforce its rights under this Mortgage by suit, whether for specific performance of any covenant herein contained or in aid of the exercise of any power herein granted or for the foreclosure of this Mortgage and the sale of the Aircraft Collateral under the judgment or decree of a court of competent jurisdiction or for the enforcement of any other right.

          (d) After an Event of Default has occurred and is continuing, Company agrees to the fullest extent that it lawfully may, that it will not (and hereby irrevocably waives its right to) at any time plead, or claim the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Aircraft Collateral. Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have all or any portion of the Aircraft Collateral marshalled upon any foreclosure hereof.

          (e) Each and every remedy of Administrative Agent shall be cumulative and shall not be exclusive of any other remedies provided now or hereafter at law, in equity or otherwise. Company shall reimburse Administrative Agent, upon demand, for all fees and other expenses paid or incurred by Administrative Agent in exercising any rights, powers or remedies granted hereby. All such fees and expenses shall, until paid, be secured by the lien of this Mortgage.


SECTION 6.  Application of Proceeds.

     The proceeds of any sale, lease or other disposition of all or any of the Aircraft Collateral or Aircraft Related Collateral under this Mortgage and all other sums realized by Administrative Agent pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

          First: To the payment of the costs and expenses of such sale, lease, disposition or other realization, including reasonable compensation to Administrative Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, including, without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and Liens, if any, prior to the lien and security interest of this Mortgage (except any taxes or Liens to which the respective sale, lease, disposition or realization shall have been subject) and to the payment of expenses and the reimbursement of payments incurred or made by Administrative Agent pursuant to Section 9 hereof;

          Second: To the ratable payment of interest accrued and unpaid on the Notes to and including the date of such application;

          Third: To the ratable payment of principal of the Notes, which payment shall be applied to the principal installments of the Notes in the manner specified by the Credit Agreement;

          Fourth: To the payment of all other amounts payable by Company under the Credit Agreement, this Mortgage or any other Loan Document with respect to the Loans made to finance the purchase of the Aircraft Collateral and the cost of making the Aircraft usable by Company as a cargo aircraft; and

          Fifth: To the extent the security interest under the Second Mortgage remains in effect, as required to be applied thereunder, otherwise to Company or to such other Person(s) as may lawfully be entitled, or as any court of competent jurisdiction may direct, the remainder.


SECTION 7.  Administrative Agent as Attorney.

     Company hereby irrevocably appoints Administrative Agent the true and lawful attorney of Company (with full power of substitution) in the name, place and stead of, and at the expense of, Company at any time after the occurrence and during the continuation of an Event of Default (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Aircraft Collateral and Aircraft Related Collateral, (ii) to make all necessary transfers of all or any part of the Aircraft Collateral and Aircraft Related Collateral in connection with any sale, lease or other disposition made pursuant hereto, (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, and (iv) generally to do, at Administrative Agent's option and Company's cost and expense, at any time, or from time to time, all acts and things that Administrative Agent deems necessary to protect, preserve or realize upon the Aircraft Collateral and Aircraft Related Collateral and Administrative Agent's security interest therein, in order to effect the intent of this Mortgage, all as fully and effectively as Company might do, Company hereby ratifying and confirming all that its said attorney (or any substitute) shall lawfully do hereunder and pursuant hereto.

SECTION 8.  Cash Collateral.

     All monies received by Administrative Agent to be held and applied under this Section, and all monies if any, required to be paid to Administrative Agent hereunder, which disposition is not elsewhere herein otherwise specifically provided for shall be held by Administrative Agent and applied from time to time as provided herein, in the Second Mortgage and in the Credit Agreement and the other Loan Documents and shall be held in an account in the name of Administrative Agent and invested in Cash Equivalents for the benefit and at the risk of Company.


SECTION 9.  Administrative Agent's Right to Perform.

     If Company fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Administrative Agent may itself make such payment or perform or comply with such agreement (including, without limitation, the agreement of Company to maintain insurance pursuant to Section 4(g) hereof), and the amount of such payment and the amount of the reasonable expenses of Administrative Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in the Credit Agreement from time to time, shall be payable by Company to Administrative Agent on demand and shall constitute additional indebtedness secured by the lien and security interest of this Mortgage.


SECTION 10.  Further Assurances.

     Company at its expense will promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as Administrative Agent may from time to time request, in order to correct any defect, error or omission which may at any time hereafter be discovered in the contents of this Mortgage or in the execution or delivery hereof, and/or in order to more effectively carry out the intent and purpose of this Mortgage and to establish, protect and perfect the rights, remedies and security interests created or intended to be created in favor of Administrative Agent hereunder, including, without limitation, the execution, delivery and filing of any instruments with the FAA and of any Uniform Commercial Code financing and continuation statements with respect to the security interests created hereby, in form and substance satisfactory to Administrative Agent, in such jurisdictions as Administrative Agent may reasonably request. Company hereby authorizes Administrative Agent to file any such statements without the signature of Company to the extent permitted by applicable law.

SECTION 11.  Right to Possession Under Bankruptcy Code.

     This Mortgage constitutes a purchase money equipment security interest in the Aircraft Collateral within the meaning of Section 1110 of the United States Bankruptcy Code, and Administrative Agent shall be entitled to the benefits thereof. Notwithstanding, if at any time the Bankruptcy Code shall be amended in such manner as to repeal or otherwise restrict the availability or applicability of the provisions of Section 1110 of the United States Bankruptcy Code, the right of Administrative Agent to take possession of the Aircraft Collateral in compliance with the provisions of this instrument shall not be affected thereby.


SECTION 12.  Continuing Security Interest.

     This Mortgage shall create a continuing security interest in the Aircraft Collateral and Aircraft Related Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations,
(b) be binding upon Company, its successors and assigns and (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Administrative Agent or any Lender may, subject to any restrictions contained in the Credit Agreement, assign or otherwise transfer the Credit Agreement or any Note to any other person or entity, and such other benefits in respect thereof granted to Administrative Agent herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Aircraft Collateral and Aircraft Related Collateral shall revert to Company. Upon any such termination, Administrative Agent will execute and deliver to Company, at Company's expense, such instruments of release and termination as Company may reasonably request to evidence such termination.


SECTION 13.  Miscellaneous.

     Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforce- able such provision in any other jurisdiction. To the extent permitted by applicable law, Company hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Company and Administrative Agent. The captions and headings in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 14.  Consent to Jurisdiction and Service of Process.

     All judicial proceedings brought against Company with respect to this Mortgage may be brought in any state or federal court of competent jurisdiction in the State of New York or Colorado and by execution and delivery of this Mortgage Company accepts for itself and in connection with the Aircraft Collateral and Aircraft Related Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Mortgage. Company hereby agrees that service of process in any such proceeding in any such court may be made by registered or certified mail return receipt requested to Company at its address provided on the signature pages of the Mortgage, such service being hereby acknowledged by Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Company, at its address specified in Section 16 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Company refuses to accept service, Company hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Administrative Agent to bring proceedings against Company in the courts of any other jurisdiction.


SECTION 15.  GOVERNING LAW; TERMS.

     THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR AIRCRAFT COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.


SECTION 16.  Addresses for Notices.

     All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to Company or Administrative Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

SECTION 17.  Counterparts.

     This Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Mortgage.


                  (Remainder of page intentionally left blank.)

     IN WITNESS WHEREOF, Company and Administrative Agent have caused this Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 ATLAS AIR, INC.


                                 By:
                                     ----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Atlas Air, Inc.
                                 538 Commons Drive
                                 Golden, Colorado 80401

                                 Attention:  Nesa Hassanein
                                             Senior Vice President and
                                             General Counsel



                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent


                                 By:
                                     ----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Bankers Trust Company
                                 130 Liberty Street
                                 New York, New York 10006

                                 Attention:  Gina Thompson

                                                                      SCHEDULE I
                                                     to First Security Agreement
                                                            and Chattel Mortgage



                                    AIRFRAME



                                          Manufacturer's        United States
Manufacturer             Model             Serial Number         Registry No.
------------             -----             -------------         ------------



                                                                     SCHEDULE II
                                                     to First Security Agreement
                                                            and Chattel Mortgage


                                     ENGINES



                                                      Manufacturer's
Manufacturer                 Model                    Serial Number
------------                 -----                    -------------



Each such engine having 750 or more rated takeoff horsepower or the equivalent thereof.

                                                                       EXHIBIT A
                                                     to First Security Agreement
                                                            and Chattel Mortgage


                   FIRST SUPPLEMENTAL CHATTEL MORTGAGE NO. ___


     THIS FIRST SUPPLEMENTAL CHATTEL MORTGAGE is dated __________, 19__ between Atlas Air, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as agent for and representative of (in such capacity, "Administrative Agent") the financial institutions ("Lenders") party to the Third Amended and Restated Credit Agreement dated as of September 5, 1997 among Company, Lenders, Goldman Sachs Credit Partners L.P., as syndication agent, and Bankers Trust Company, as administrative agent.

     Company and Mortgagee have heretofore entered into a First Security Agreement and Chattel Mortgage dated __________, 199__ (the "Mortgage") and the terms defined therein and not otherwise defined herein are used herein as therein defined. The Mortgage provides for the execution and delivery of supplements thereto substantially in the form hereof, for the purpose of particularly describing each Engine subjected to the lien of the Mortgage pursuant to Section 4(f) thereof, and shall specifically mortgage such Engine to Administrative Agent.

     The Mortgage relates to the Engine(s) described below and a counterpart of the Mortgage has been recorded by the Federal Aviation Administration on __________, 19__, and has been assigned Conveyance No. __________.

     NOW, THEREFORE, that, to secure the due and punctual payment and performance of the Secured Obligations and in consideration of the premises and of the covenants contained in the Mortgage, Company hereby mortgages to Administrative Agent, its successors and assigns, and grants and assigns to Administrative Agent, its successors and assigns for the benefit of Lenders, a first priority purchase money security interest in all estate, right, title and interest of Company in and to the property described in Schedule I annexed hereto (whether or not such Engine shall be installed on or attached to the Airframe), and the proceeds thereof.

     This First Supplemental Chattel Mortgage shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     THIS FIRST SUPPLEMENTAL CHATTEL MORTGAGE IS INTENDED TO BE DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THAT STATE.

     This First Supplemental Chattel Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same First Supplemental Chattel Mortgage.

                   (Balance of page intentionally left blank.)

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Chattel Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 ATLAS AIR, INC.


                                 By:
                                     ----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Atlas Air, Inc.
                                 538 Commons Drive
                                 Golden, Colorado 80401

                                 Attention:  Nesa Hassanein
                                             Senior Vice President and
                                             General Counsel



                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent


                                 By:
                                     ----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Bankers Trust Company
                                 130 Liberty Street
                                 New York, New York 10006

                                 Attention:  Gina Thompson

                                                                      SCHEDULE I
                                                           to First Supplemental
                                                                Chattel Mortgage




                               SCHEDULE OF ENGINES



                                                        Manufacturer's
Manufacturer            Model                           Serial Number
------------            -----                           -------------





Such engine having 750 or more rated takeoff horsepower or the equivalent thereof

                                   EXHIBIT XI

                                   (FORM OF)


                 SECOND SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. ________)



     THIS SECOND SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated __________, 199__, (this "Mortgage"), and entered into by and between Atlas Air, Inc., a Delaware corporation ("Company"), and Bankers Trust Company, as agent for and representative of ("Administrative Agent") the financial institutions ("Lenders") party to the Credit Agreement referred to below.


                             PRELIMINARY STATEMENTS

     Company has entered into that certain Third Amended and Restated Credit Agreement dated as of September 5, 1997 (said credit agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the financial institutions listed therein as Lenders, Goldman Credit Partners L.P., as Syndication Agent, and Administrative Agent, pursuant to which Lenders have agreed, on the terms and conditions set forth in the Credit Agreement, to make purchase money loans to Company in the principal amount of up to $___________ (the "Aircraft Loans") to enable Company to purchase and modify the Aircraft Collateral (as defined below). Lenders have also agreed pursuant to the Credit Agreement to make additional loans (the "Additional Loans") for the acquisition and modification of Eligible Aircraft (as defined in the Credit Agreement) and have made one or more purchase money loans to Company for Financed Aircraft (as defined in the Credit Agreement) other than the Aircraft (all such Eligible Aircraft and other Financed Aircraft hereinafter referred to as "Other Aircraft"). The indebtedness with respect to such other Financed Aircraft and the Eligible Aircraft resulting from such Additional Loans that Lenders have made and have agreed to make, have been and will (to the extent made) be evidenced by certain promissory notes of Company to the order of Lenders of even date with such Additional Loans issued under and pursuant to the Credit Agreement (such promissory notes, as they may be amended, modified, supplemented, renewed, converted or extended from time to time, being the "Additional Notes"). It is the intent of Company and Lenders that in addition to securing the Aircraft Loans, the Aircraft Collateral and Aircraft Related Collateral secure Company's other obligations under the Credit Agreement including those obligations under the Additional Notes, and that such security interest be second in interest only to the first priority security interest in the Aircraft Collateral and Aircraft Related Collateral granted pursuant to the First Mortgage (as defined below). It is a condition precedent to the making by Lenders of the Aircraft Loans under the Credit Agreement that this Mortgage be executed, delivered and filed for recordation.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the Aircraft Loans, Company hereby agrees with Administrative Agent as follows:


SECTION 1.  Mortgage and Grant of Security.

     To secure the due and punctual payment of the Additional Notes, together with accrued interest thereon, and all other amounts from time to time payable by Company under the Credit Agreement, the First Mortgage, this Mortgage and the other Loan Documents to the extent such amounts relate to the Additional Notes or the Other Aircraft or are not otherwise secured by the First Mortgage (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code), and to secure performance of all obligations and covenants of Company under the Credit Agreement, the First Mortgage, this Mortgage and the other Loan Documents to the extent such obligations relate to the Additional Notes or the Other Aircraft or are not otherwise secured by the First Mortgage (all such payment and performance obligations of Company, the "Secured Obligations"), Company hereby mortgages to Administrative Agent, for the benefit of Lenders, and their respective successors and assigns, and hereby grants and assigns to Administrative Agent, for the benefit of Lenders, and their respective successors and assigns, a second priority security interest in the Aircraft and the Spare Engine (the "Aircraft Collateral") and the other below-described property wherever the same may be located (the "Aircraft Related Collateral") such security interest second in priority only to the security interests granted pursuant to the First Mortgage with respect to the Aircraft Collateral and Aircraft Related Collateral:

     (a) Aircraft Collateral. All of Company's right, title and interest in and to:

          (i) the airframe (the Aircraft except for the Engines or engines from time to time installed thereon), which is described on Schedule I hereto together with any and all Parts (as hereinafter defined) incorporated or installed in or attached to such airframe and all Parts removed from such airframe until such Parts are replaced in accordance with Section 4(e) hereof (such airframe, together with any and all such Parts, hereinafter referred to as the "Airframe");

          (ii) each of the engines, which are listed in Schedule II hereto or which are described in a Supplemental Chattel Mortgage and listed by manufacturer's serial numbers in such Schedule or in such Supplemental Chattel Mortgage (a "Supplemental Chattel Mortgage") substantially in the form of Exhibit A attached hereto, supplementing this Mortgage, whether or not from time to time thereafter installed on the Airframe or on any other airframe or aircraft, including any engine designated a spare engine (the "Spare Engine"), and any replacement engine which may be substituted for such engine in accordance with the provisions of Section 4(f) hereof, together, in each case, with any and all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom, until such Parts are replaced in accordance with Section 4(e) hereof (each such engine, spare engine and replacement engine, together with any and all such Parts, hereinafter referred to as an "Engine" (and the engines identified on such schedule as spares and each replacement thereof hereinafter referred to as "Spare Engines") and collectively, the "Engines");

          (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine, including all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment purchased by Company for incorporation or installation in or attachment to the Airframe or any Engine pursuant to the terms of the Modification Agreement and any Buyer-Furnished Equipment whether or not identified in a Supplemental Chattel Mortgage (collectively referred to herein as "Parts"); and

          (iv) all records, logs and other materials required by applicable law or regulation to be maintained and all other records, logs and materials maintained in the ordinary course of business with respect to the properties described in paragraphs (i), (ii) and (iii) above (together with such Airframe and Engines (other than the Spare Engine), the "Aircraft").

     (b) Aircraft Related Collateral. All of Company's right, title and interest in and to:

          (i) all the tolls, rents, issues, profits, revenues and other income of the property subject or required to be subject to the lien of this Mortgage other than any such amounts payable pursuant to an ACMI Contract;

          (ii) all monies and securities deposited or required to be deposited with the Administrative Agent pursuant to any term of this Mortgage and held or required to be held by Administrative Agent hereunder;

          (iii) the Purchase Agreement to the extent it relates to the Aircraft (include any agreement assigned therewith);

          (iv) the Modification Agreement and each BFE Agreement to the extent each relates to the Aircraft together with all rights, powers, privileges, options, licenses and other benefits of Company (including such indemnities, rights of assignment, rights and remedies for breach of any warranty and/or claims for damages, rights to receive title to parts and materials, and the rights to any and each and every other guarantee, condition and warranty contained or implied in the Modification Agreement), as buyer under such agreement including upon an Event of Default to receive and collect all payments of any kind now or hereafter payable or receivable by or for the benefit or account of Company as buyer under the Modification Agreement or such BFE Agreement to the extent it relates to the Aircraft and after the occurrence and during the continuation of an Event of Default the right to (A) give or receive any instrument, notice or other communication, (B) exercise any election or option or accept any redelivery of the Aircraft or any part thereof or delivery of any Buyer-Furnished Equipment or grant any waiver, consent or other approval and (C) enter into any amendment, supplement or other modification or agreement relating to the Modification Agreement or such BFE Agreement or any provision thereof to the extent it relates to the Aircraft;

          (v) all amounts payable to Company by any manufacturer, supplier or vendor of any of the Aircraft Collateral or any component thereof pursuant to any warranty or indemnity covering any such Collateral;

          (vi) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any confiscation, condemnation, requisition or other taking of any Aircraft Collateral to the extent payable to Administrative Agent hereunder; and

          (vii) all proceeds of any and all of the properties described above, including, without limitation, all payments under insurance proceeds or payment under any indemnity, payable by reason of any loss or damage to the Aircraft or any Engine.

     Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned to anyone other than Administrative Agent, and that it will not, except as provided in the First Mortgage, herein or in the Credit Agreement, enter into any agreement amending or supplementing the Purchase Agreement, the Modification Agreement or any BFE Agreement to the extent it relates to the Aircraft, execute any waiver or modification of, or consent under any such agreement, settle or compromise any claim arising under any such agreement, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any such agreement, to arbitration thereunder.


SECTION 2.  Definitions.

     Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Mortgage and shall be equally applicable to both the singular and the plural forms of such terms. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

               "Act" means the Federal Aviation Act of 1958, as amended and recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

               "Additional Loans" has the meaning specified in the Preliminary Statements.

               "Additional Notes" has the meaning specified in the Preliminary Statements.

               "Administrative Agent" has the meaning specified in the first paragraph of this instrument.

               "Aircraft" has the meaning specified in Section 1 hereof.

               "Aircraft Collateral" has the meaning specified in Section 1 hereof.

               "Aircraft Loans" has the meaning specified in the Preliminary Statements.

               "Aircraft Related Collateral" has the meaning specified in
          Section 1 hereof.

               "Airframe" has the meaning specified in Section 1 hereof.

               "BFE Agreement" means any agreement entered into by Company from time to time, in form and substance satisfactory to Administrative Agent, with respect to Buyer-Furnished Equipment, in each case as the same may be amended, modified or supplemented from time to time.

               "Buyer-Furnished Equipment" means all materials and parts to be provided under the Modification Agreement by Company with respect to the Aircraft, including all parts to be acquired by Company under the BFE Agreements.

               "Company" has the meaning specified in the first paragraph of this instrument.

               "Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Domestic Air Carrier" means any United States "domestic air carrier," as defined in Part 121 of the Federal Aviation Regulations, that is operating in accordance with the operating certificate and appropriate operations specifications issued under Part 121 or any successor regulations.

               "Engine" has the meaning specified in Section 1 hereof.

               "Event of Default" means any Event of Default as defined in the Credit Agreement.

               "First Mortgage" means the First Security Agreement and Chattel Mortgage dated as of the date hereof between Company and Administrative Agent as the same may be amended, modified or supplemented from time to time.

               "Foreign Air Carrier" means any "foreign air carrier" as defined in the Act, as to which there is in force a permit issued pursuant to
          Section 402 of said Act or operators of aircraft operating under or governed by the provisions of Parts 121, 123 or 129 of the Federal Aviation Regulations, in each case that are certificated in a country that is a signatory to the Convention on International Civil Aviation and are operating in conformity with the Annexes thereunder and that fly routes into the United States on a regularly scheduled basis.

               "Loans" has the meaning specified in the Preliminary Statements.

               "Modification Agreement" means (identify specific modification agreement).

               "Mortgage" has the meaning specified in the first paragraph of this instrument.

               "Other Aircraft" has the meaning specified in the Preliminary Statements.

               "Parts" has the meaning specified in Section 1 hereof.

               "Purchase Agreement" means (identify specific purchase agreement).

               "Secured Obligations" has the meaning specified in Section 1 hereof.

               "Spare Engine" has the meaning specified in Section 1.

               "Supplemental Chattel Mortgage" has the meaning specified in
          Section 1 hereof.


SECTION 3.  Representations and Warranties.

     Company hereby represents and warrants that, in the case of the Airframe or each Engine initially or subsequently mortgaged hereunder on the date the Airframe or such Engine is mortgaged hereunder as follows:

          (a) Company has good and marketable title to the Aircraft Collateral free and clear of all Liens except for the lien of the First Mortgage, the lien of this Mortgage and Permitted Encumbrances and has full power and authority to mortgage and grant the lien and security interest in the Aircraft Collateral and Aircraft Related Collateral intended by the terms hereof and in the manner aforesaid and has not assigned or pledged any of its right, title or interest hereby assigned to anyone other than Administrative Agent.

          (b) Company is a "citizen of the United States" as defined in Section 40102(15) of Title 49 of the United States Code and is an air carrier certificated under Sections 401 and 604(b) of the Act and holds all necessary air carrier operating certificates.

          (c) The Airframe is duly registered in the name of Company in accordance with the Act; and the Airframe is not registered under the laws of any other country.

          (d) This Mortgage or a Supplemental Chattel Mortgage, as the case may be, is in due form for recording in accordance with the Act, and has been duly filed for recording in accordance with the Act against the Aircraft or such Engine(s), as the case may be.

          (e) An airworthiness certificate has been duly issued under the Act for the Aircraft (evidence of which has been supplied to Administrative Agent), and the airworthiness certificate for the Aircraft is in full force and effect.

          (f) The Aircraft and Engines are in such condition so as to comply with the requirements of Section 4(c) hereof; and the insurance required by
     Section 4(g) hereof is in full force and effect.

          (g) This Mortgage or this Mortgage as supplemented by a Supplemental Chattel Mortgage constitutes the legally valid and binding obligation of Company enforceable against it in accordance with its terms and, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally, creates a valid, perfected and second priority mortgage on and security interest in the Aircraft Collateral, securing the payment and performance of the Secured Obligations.

          (h) Company has delivered to Administrative Agent for filing financing statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York (and such other states as may be required) with respect to that portion of the Aircraft Collateral not covered by the filing system established under the Act and with respect to the Aircraft Related Collateral; and except for the filings described in this paragraph and in paragraph (d) above of this Section 2, no filing or recording of any instrument shall be required to establish and perfect a second priority security interest in the Aircraft Collateral or Aircraft Related Collateral under the laws of the United States or any State thereof.

          (i) The chief place of business and the chief executive office of Company is located at 538 Commons Drive, Golden, Colorado 80401.

          (j) (i) The Modification Agreement is in full force and effect, and no provision thereof has been waived, amended, supplemented or canceled in any respect except to the extent permitted in the Credit Agreement; (ii) Company is not in default of the Modification Agreement; (iii) no consents, other than the consent of (the party modifying the Aircraft under the Modification Agreement), are necessary for the assignment of the Modification Agreement pursuant to this Mortgage; and (iv) Company has not previously assigned, pledged or otherwise hypothecated its rights under the Modification Agreement to the extent it relates to the Aircraft.


SECTION 4.  Covenants.

     Company hereby covenants that so long as this Mortgage is in effect:

          (a) Liens. Company will not directly or indirectly create, incur, assume or suffer to exist any Lien, on or with respect to any of the Aircraft Collateral, or Aircraft

     Related Collateral, title thereto or any interest therein, except the lien of the First Mortgage, the lien of this Mortgage and Permitted Encumbrances. Company will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time.

          (b) Taxes. Company will pay, and hereby indemnifies Administrative Agent from and against, any and all fees and taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon (any of the foregoing for the purposes of this Section 4(b) being called a "Tax"), which may from time to time be imposed on or asserted against Administrative Agent or any Lender or the Airframe or any Engine or any part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or subdivision thereof or by any foreign taxing authority in connection with, relating to or resulting from: (i) the Airframe or any Engine or any part thereof of interest therein; (ii) the manufacture, purchase, ownership, mortgaging, lease, sublease, use, storage, maintenance, sale or other disposition of the Airframe or any Engine; (iii) any rentals or other earnings therefor or arising therefrom or the income or other proceeds received with respect thereto; or (iv) this Mortgage; provided, however, that, unless the payment of any such Tax shall be a condition to the enforceability of this Mortgage or the perfection of the lien hereof or unless proceedings shall have been commenced to foreclose any lien which may have attached as security for such Tax, nothing in this Section shall require the payment of any Tax so long as and to extent that validity thereof shall be contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and Company shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          (c) Registration; Maintenance and Operation. Company, at its own cost and expense, will (i) be a "citizen of the United States" as defined in
     Section 40102(15) of Title 49 of the United States Code and will be an air carrier certificated under Sections 401 and 604(b) of the Act and hold all necessary air carrier operating certificates; (ii) cause the Airframe to be duly registered and remain duly registered in the name of Company in accordance with the Act; and (iii) service, repair, inspect, test, maintain and overhaul the Airframe and each Engine and install replacement equipment and parts on the Airframe and each Engine (A) so as to keep the Airframe and each Engine in such operating condition as may be required to permit the Airframe and each Engine to be utilized in commercial operations throughout the world, (B) so as to enable the airworthiness certification of the Airframe to be maintained in good standing at all times under the Act, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the United States have been grounded by the FAA; provided, however, that if following its issuance, the United States FAA airworthiness certificate of the Aircraft shall be withdrawn, then subject to the provisions of Section 4(f) hereof, so long as Company is diligently taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal, (C) in accordance with Company's FAA-approved mainte-nance, inspection and maintenance control programs, and in the same manner and with the same care used by Company with respect to the same or similar aircraft and engines owned or operated by Company so as to keep the same in as good operating condition as when originally mortgaged hereunder or as when redelivered under the Modification Agreement, ordinary wear and tear excepted, which practices shall at all times be at or above the standard of the industry in the United States for prudent maintenance of similar equipment, and (D) in such manner as may be necessary to maintain in full force all warranties of the manufacturers thereof. Nothing herein shall be deemed to prevent Company from subjecting the Aircraft to the modification contemplated by the Modification Agreement. Company shall maintain all records, logs and other materials which may be required to permit the Airframe and each Engine to be so utilized.

          Company will comply with all airworthiness directives, mandatory notes or modifications or similar requirements affecting the same (including those issued by the manufacturer or supplier) in such condition so as to comply with the provisions of this Mortgage and the rules and regulations of the FAA from time to time in force and applicable to the Aircraft and Engines. Neither the Airframe nor any Engine will be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Airframe or such Engine issued by any such authority, and in the event that such laws, rules, regulations or orders require alteration of the Airframe or any Engine, Company, at its own cost and expense, will conform thereto or obtain conformance therewith and will maintain the same in proper operating condition under such laws, rules, regulations and orders, provided, however, that Company may, in good faith (after having delivered to Administrative Agent an Officer's Certificate stating the facts with respect thereto), contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not, in Administrative Agent's opinion, adversely affect the interests under this Mortgage of Administrative Agent or any Lender.

          Company will not operate, use or locate the Airframe or any Engine,
     (I) in any area in which any insurance required to be maintained pursuant to Section 4(g) shall not be at the time in full force and effect, or in any area excluded from coverage by an insurance policy in effect with respect to the Airframe or such Engine, except in the case of a requisition for use by the United States of America, and then only if Company obtains indemnity in lieu of such insurance from the United States of America against the risks and in the amounts required by said Section covering such area, or (II) in any recognized or threatened area of hostilities unless fully covered to Administrative Agent's satisfaction by war risk and political risk and allied perils insurance or unless the Airframe or such Engine is operated or used under contract with the Government of the United States of America under which contract that Government assumes liabilities for any damages, loss, destruction or failure to return possession of the Airframe or such Engine at the end of the term of such contract and for injury to persons or damage to property of others.

     Company shall not use the Aircraft nor suffer it to be used in any manner or for any purpose excepted from any of the insurance on or in respect of the Aircraft or for the purpose of carriage of goods of any description excepted from such insurance nor do, or permit to be done, anything which, or admit to do anything the admission of which, may invalidate any of such insurance.

     (d) Possession. Company will not, without the prior written consent of Administrative Agent, sell, assign, lease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer the right, title or interest of Company in, the Airframe or any Engine except that, unless a Potential Event of Default shall have occurred and be continuing, Company may without the prior written consent of Administrative Agent:

          (i) transfer possession of the Airframe or any Engine other than by lease to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as administered pursuant to Executive Order 12656, or any substitute order) or any similar or substitute programs;

          (ii) transfer possession of the Airframe or any Engine to the manufacturer thereof for testing or other similar purposes or any other organization for service, repairs, maintenance or overhaul or, to the extent permitted by Section 4(e) hereof, for alterations or modifications;

          (iii) subject the Airframe to normal interchange agreements with Domestic Carriers or any Engine to normal interchange or pooling agreements or arrangements of the type customary in the United States airline industry and entered into by Company in the ordinary course of business which do not contemplate or require the transfer of title to, use for the remainder of its useful life, or registration of the Airframe or title to or use for the remainder of its useful life of such Engine and if Company's title to or use for the remainder of its useful life, of the Airframe or any Engines shall be divested under any such agreement or arrangement, such divesture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine and Company shall comply with Section 4(f) in respect thereof;

          (iv) install an Engine on an airframe which is owned by Company free and clear of all Liens except (A) those permitted under clauses (i) or (ii) of the definition of Permitted Encumbrances in the Credit Agreement, (B) those that apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), and (C) the rights of any Domestic Carrier, under normal interchange agreements which are customary in the airline industry and do not contemplate or require the transfer of title to such airframe or the engines installed thereon;

          (v) install an Engine on an airframe leased to Company or owned by Company subject to a conditional sale or other security agreement, provided: (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by clause (iv) above; and (B) Administrative Agent shall have received from the lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale agreement or mortgage covering such airframe), whereby such lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being installed on such airframe at any time when such Engine is subject to this Mortgage;

          (vi) install an Engine on an airframe owned by Company, leased by Company or owned by Company subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable; provided that any divesture of title to such Engine resulting from such installation shall be deemed to be an Event of Loss with respect to such Engine and Company shall comply with Section 4(f) in respect thereof;

          (vii) lease any Engine and/or the Airframe to a Domestic Air Carrier other than an ACMI Contract or wet lease permitted under clause (ix) below, in the ordinary course of its business, for a term (including without limitation, any option of the lessee to renew or extend) not to exceed six
     (6) months (in the case of a lease of an Engine without the Airframe, not to exceed twelve (12) months), provided that (A) no such lease contemplates or requires the transfer of title to or registration of the Airframe or title to any Engine, (B) if Company's title to any Engine or the Airframe shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss for all purposes, (C) any such lease shall provide that the lessee may not deliver, transfer or relinquish possession or sublease the Airframe or any Engine without the prior written consent of Administrative Agent, other than as permitted by Section 4(d)(i), (ii) or (iii) hereof, (D) the lease agreement shall provide that any amounts payable by the lessee to Company thereunder are assigned hereunder to Administrative Agent for the benefit of Lenders and that if an Event of Default has occurred and is continuing, upon notice to the lessee by Administrative Agent, the lessee shall pay all such amounts to Administrative Agent for the benefit of Lenders unless and until such lessee shall have received notice from Administrative Agent for the benefit of Lenders, that the Event of Default has been cured, (E) the lease agreement shall provide that the lessee shall agree to maintain and operate any Engine and/or the Airframe in accordance with Section 4(c) hereof, and (F) any such lease will be permissible only if Administrative Agent receives a perfected first priority security interest in any such lease;

          (viii) lease any Engine and/or the Airframe to a Foreign Air Carrier other than an ACMI Contract or wet lease permitted under clause (ix) below, in the ordinary course of its business, under arrangements that provide for a term (including, without limitation, any option of the lessee to renew or extend) not to exceed six (6) months (in the case of a lease of an Engine without the Airframe, not to exceed twelve (12) months), provided that (A) no such lease contemplates or requires the transfer of title to or registration of the Airframe or title to any Engine, (B) if Company's title to any Engine or the Airframe shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss for all purposes, (C) any such lease shall provide that the lessee may not deliver, transfer or relinquish possession or sublease the Airframe or any Engine without the prior written consent of Administrative Agent other than as permitted by Section 4(d)(i), (ii) or (iii) hereof, (D) the lease agreement shall provide that any amounts payable by the lessee to Company thereunder are assigned hereunder to Administrative Agent for the benefit of Lenders and that if an Event of Default has occurred and is continuing, upon notice to the lessee by Administrative Agent, the lessee shall pay all such amounts to Administrative Agent for the benefit of Lenders, (E) the lease agreement shall provide that the lessee shall agree to maintain and operate any Engine and/or the Airframe in accordance with Section 4(c) hereof, and (F) any such lease will be permissible only if Administrative Agent receives a perfected first priority security interest in any such lease;

          (ix) enter into an ACMI Contract or wet lease for the Airframe and the Engines or engines installed thereon with any third party pursuant to which Company has operational control of the Airframe and any Engines installed thereon such operation to be performed solely by employees of Company possessing all current certificates and licenses that would be required under the applicable laws of the United States for the performance by such employees of similar functions within the United States; provided that Company's obligations hereunder shall continue in full force and effect notwithstanding any such ACMI Contract or wet lease; and

          (x) sell the Aircraft or the Spare Engine upon satisfaction of the conditions and compliance with the terms of subsection 6.7 of the Credit Agreement.

provided, however, that the rights of any transferee (other than pursuant to a sale permitted by the terms hereof) who receives possession of the Airframe or any Engine permitted by the terms hereof shall be made subject and subordinate to, and any lease permitted by this Section 4(d) (other than a lease permitted by Section 4(d)(ix)) shall be made expressly subject and subordinate to, the lien and security interest of this Mortgage and all of Administrative Agent's rights hereunder and Company shall remain primarily liable hereunder for the performance of all the terms of this Mortgage to the same extent as if such transfer had not occurred, and any such instrument of transfer (other than a lease permitted by Section 4(d)(ix)) shall include appropriate provisions for the maintenance and insurance of the Airframe or such Engine, and any such instrument of transfer shall expressly prohibit any further transfer of the Airframe or such Engine or any assignment of the rights thereunder; and provided, further, that no such lease, pooling arrangement or other transfer or relinquishment of the possession of the Airframe or any Engine shall in any way discharge or diminish any of Company's obligations to Administrative Agent hereunder or under the Credit Agreement. In the event Administrative Agent shall have received from the lessor, conditional vendor or secured party of any airframe leased to Company or purchased by Company subject to a conditional sale or other security agreement, a written agreement complying with clause (B) of Section 4(d)(v), and the lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease, conditionally owned by the conditional vendor under such conditional sale agreement, or subject to such security agreement, Administrative Agent hereby agrees for the benefit of such lessor, conditional vendor or secured party that Administrative Agent will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor, conditionally owned by such conditional vendor or subject to such security agreement.

     (e) Replacement and Pooling of Parts; Alterations, Modifications and Additions.

          (i) Company will deliver the Aircraft to (the party modifying the Aircraft under the Modification Agreement) for modification under the Modification Agreement no later than ___________, 199__ (six months after the date of this Mortgage).

          (ii) Except as otherwise provided in Section 4(e)(iv), Company, at its own cost and expense, will promptly replace all Parts, which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair or testing, Company at its own cost and expense may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that, except as otherwise provided in Section 4(e)(iv), Company at its own cost and expense shall replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens (except the lien of the First Mortgage and Permitted Encumbrances and for pooling arrangements to the extent permitted by Sec-tion 4(e)(iii)), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such property were in the condition and repair required to be maintained by the terms hereof.

          All Parts at any time removed from the Airframe or any Engine shall remain subject to the lien and security interest of this Mortgage, no matter where located until such time as such Parts shall be replaced by parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements for replacement parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act, (A) such replacement Part shall become subject to the lien and security interest of this Mortgage and shall be deemed part of the Airframe or such Engine for all purposes hereof to the same extent as the property originally comprising, or installed on, such Airframe or such Engine, and (B) title to the replaced part shall thereupon become free and clear of all rights of Administrative Agent hereunder and shall no longer be deemed a Part hereunder.

          (iii) Any Part removed from the Airframe or any Engine as provided in
     Section 4(e)(ii) may be subjected by Company to a normal pooling arrangement of the type customary in the airline industry entered into by Company in the ordinary course of its business and entered into with Domestic Carriers or Foreign Air Carriers that are not the subject of any bankruptcy, insolvency, or similar proceeding, voluntary or involuntary, provided the Part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine in accordance with
     Section 4(e)(ii) as promptly as possible after the removal of such removed part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 4(e)(ii) may be owned subject to such a pooling arrangement, provided Company, at its expense, as promptly thereafter as possible, either (A) causes such replacement Part to become subject to the lien and security interest of this Mortgage in accordance with Section 4(e)(ii) by Company's acquiring title thereto for the benefit of Administrative Agent free and clear of all Liens (except the lien of the First Mortgage and Permitted Encumbrances) or (B) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine a further replacement Part owned by Company free and clear of all Liens (except the lien of the First Mortgage and Permitted Encumbrances).

          (iv) Company, at its own cost and expense, shall make or cause to be made such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction; provided, that Company may, in good faith, contest the validity or application of any such standard in any reasonable matter that shall not adversely affect the Lien of this Mortgage or Lenders. Company also agrees, at its own cost and expense, to make or cause to be made such alterations and modifications in and additions to the Airframe and the Engines as may be required from time to time to meet the standards or requirements of any directive issued by a manufacturer relating to the Airframe or any Engine. In addition so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company, at its own cost and expense, may from time to time make such alterations and modifications in and additions to the Airframe and any Engine as Company may deem desirable in the proper conduct of its business, provided no such alteration, modification or addition diminishes the value or utility or impairs the condition or airworthiness of the Airframe or such Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition assuming the Airframe or such Engine were then in the condition and airworthiness required to be maintained by the terms of this Mortgage.

          All Parts owned by Company incorporated or installed in or attached to or added to the Airframe or any Engine as the result of such alteration, modification or addition shall, without further act, become subject to the lien and security interest of this Mortgage; provided, that, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company may remove and not replace any such Part if it (A) is in addition to, and not in replacement of or in substitution for, any Part incorporated or installed in or attached to the Airframe or such Engine on the date hereof, on the date the Engine first becomes subject to the lien of this Mortgage or the date the Airframe or Engine is redelivered under the Modification Agreement or any Part in replacement of or substitution for any such Part, (B) is not required to be incorporated or installed in or attached or added to the Airframe or such Engine pursuant to the terms of Section 4(c) hereof or any other provision of this Mortgage and (C) can be removed from the Airframe or such Engine without diminishing or impairing the value, utility or airworthiness which the Airframe or such Engine would have had (if following the modification contemplated by Section 4(e)(i), after giving effect to such Modification) at such time had such alteration, modification or addition not occurred, assuming the Collateral Aircraft was otherwise in the condition required by this Mortgage. Upon the removal by Company of any such Part, as above provided, title thereto shall, without further act, be free and clear of all rights of the Administrative Agent hereunder and such Part shall no longer be deemed a Part hereunder.

     (f) Event of Loss.

          (i) If an Event of Loss shall occur with respect to an Airframe (or the Airframe and any Engine then installed thereon), Company will promptly notify Administrative Agent thereof in writing (in any event within five
     (5) days of such occurrence) and will prepay, at the times and in the amounts required, the Additional Notes and remaining Secured Obligations in accordance with the terms of the Credit Agreement.

          (ii) If an Event of Loss shall occur with respect to an Engine when not installed on the Airframe or under other circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Company will promptly notify Administrative Agent thereof in writing (in any event within five (5) days of such occurrence) and will, not later than sixty
     (60) days after the occurrence of such Event of Loss, mortgage hereunder, by complying with all of the terms of subsection (iv) below, another engine of the same or another manufacturer of the same or an improved model and suitable for installation and use on the Airframe and which shall be owned by Company free of all Liens (other than the lien of the First Mortgage and Permitted Encumbrances) and shall have a value and utility at least equal to (and be in as good operating condition as) such Engine immediately prior to such Event of Loss, assuming compliance by Company with all of the terms of this Mortgage with respect to such Engine. Upon compliance with the terms of the preceding sentence within such 60-day period, Administrative Agent will execute and deliver to Company a partial release, in recordable form, releasing the lien of this Mortgage to the extent that it covers such Engine with respect to which such Event of Loss occurred. Such additional engine shall thereupon constitute an "Engine" for all purposes hereof and shall be deemed to constitute part of the Aircraft.

          (iii) Whenever Company shall subject any Engine to the lien and security interest of this Mortgage (as contemplated by paragraph (ii) above), Company will on or prior thereto:

               (A) deliver to Administrative Agent and duly file (immediately following the Supplemental Chattel Mortgage with respect to such Engine under the First Mortgage) for recording under the Act, a Supplemental Chattel Mortgage substantially in the form of Exhibit A hereto duly executed by Company appropriately describing such engine to be subjected to the lien and security interest of this Mortgage;

               (B) deliver to Administrative Agent for filing (immediately after the financing statements with respect to such Engine to be filed in accordance with the First Mortgage) financing statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York (or such other States as may be required at such time) covering the security interest created by this Mortgage to protect the security interest of Administrative Agent in the Engine to be subjected to the lien and security interest of this Mortgage;

               (C) deliver to Administrative Agent an Officers' Certificate dated the date of execution of said Supplemental Chattel Mortgage, stating:

                    (I) that the representations and warranties contained in
               Section 3 hereof are true and correct on and as of such date of execution with respect to such Engine and Company;

                    (II) that, upon consummation of the terms of this Section
               4(f), no Potential Event of Default or Event of Default will exist; and

                    (III) that all conditions precedent contemplated in this
               Section 4(f)(iii) have been complied with.

               (D) furnish Administrative Agent with evidence of compliance with the insurance provisions of Section 4(g) hereof with respect to such Engine as Administrative Agent may reasonably request;

               (E) furnish Administrative Agent with such evidence of title as Administrative Agent may reasonably request concerning such Engine;

               (F) cause to be delivered to Administrative Agent an appraisal by the Approved Appraisers relating to the Engine to be subjected to the lien and the security interest of this Mortgage stating that it has a value and utility at least equal to, and in as good operating condition as the Engine subject to such Event of Loss immediately prior to such Event of Loss, assuming compliance by Company with all the terms of this Mortgage with respect to such Engine; and

               (G) cause to be delivered to Administrative Agent an opinion or opinions of counsel dated the date of execution of such Supplemental Chattel Mortgage, stating:

                    (I) that the engine specifically described in said
               Supplemental Chattel Mortgage, is free and clear of all recorded Liens other than the lien of the First Mortgage,

                    (II) that said Supplemental Chattel Mortgage (1) has been
               duly authorized, executed and delivered by Company, and (2) creates a valid, perfected second priority security interest in and to the engine described in said Supplemental Chattel Mortgage, enforceable against all third parties and securing the payment of all obligations purported to be secured thereby and that all action required to perfect fully such security interest has been taken and completed,

                    (III) that said Supplemental Chattel Mortgage has been duly filed for recordation (immediately following the Supplemental

               Chattel Mortgage with respect to such Engine under the First Mortgage) in accordance with the provisions of the Act to continue the perfection and priority of the security interest intended to be created by the Mortgage, and

                    (IV) and as to such other matters as Administrative Agent
               may reasonably request.

     Promptly upon the recording of each Supplemental Chattel Mortgage under the Act, Company will cause to be delivered to Administrative Agent an opinion of counsel for Company as to the due recording of such Supplemental Chattel Mortgage in accordance with the Act.

          (iv) With respect to the Airframe or any Engine, as between the Administrative Agent and Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 4(g) below and under the terms of the Credit Agreement) received from any government authority or other person shall be applied as follows:

               (A) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by Company pursuant to the terms hereof, such payment shall be paid over to or retained by Company upon satisfaction of the conditions for replacement contained in paragraph (iii) above; and

               (B) if such payments are received with respect to an Event of Loss as to the Aircraft, such payments shall be applied to the prepayment of any outstanding Additional Notes required pursuant to the terms of the Credit Agreement and shall be held pursuant to the terms of this Mortgage, or if this Mortgage shall have been satisfied and discharged, the balance, if any, shall be paid over to or retained by Company.

          (v) In the event of a requisition for use by the United States Government of the Airframe or any Engine, Company shall promptly notify Administrative Agent of such requisition and all of Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. Any payments received by Administrative Agent or Company from the United States Government for the use of the Airframe or such Engine, shall be paid over to, or retained by, Company.

          (vi) Any amount referred to in paragraph (iv) or (v) of this Section 4(f) which is payable to or retained by Company shall not be paid to Company or retained by Company, if at the time of such payment or retention any Event of Default or a Potential Event of Default shall have occurred and be continuing, but shall be held by or paid over to Administrative Agent as security for the obligations of Company under the First Mortgage, this Mortgage and the other Loan Documents, and, if Administrative Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. At such time as there shall not be continuing any such Event of Default or Potential Event of Default, such amount shall be paid to Company to the extent not previously applied in accordance with the preceding sentence.

     (g) Insurance.

          (i) Company will at all times carry and maintain on or with respect to the Aircraft, at its own cost and expense, public liability (including without limitation, contractual liability, cargo liability, passenger legal liability, bodily injury and product liability, but excluding manufacturer's product liability) and property damage insurance with insurers of recognized responsibility and reputation in amounts, of the type and covering the risks customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with Company but in no event in an amount less than $500,000,000 per occurrence (which shall include war risk, governmental confiscation and expropriation and allied perils coverage). During any period when the Aircraft is on the ground and not in operation, Company may carry or cause to be carried, in lieu of insurance required by this Section, insurance otherwise conforming with the provisions of this Section except that the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance, and the scope of risk covered and type of insurance shall be the same, as are customarily carried with respect to similar aircraft on the ground by corporations engaged in the same or similar business and similarly situated with Company. Any policies of insurance carried in accordance with this Section 4(g) and any policies taken out in substitution or replacement of any such policies (A) shall be amended to name Administrative Agent and Lenders as additional named insureds, (B) shall be primary without right of contribution from any other insurance which is carried by Company, (C) shall expressly provide that all provisions thereof, except the limits of the liability, shall operate in the same manner as if there were a separate policy covering each insured, and (D) shall provide that the insurer shall waive any right of subrogation against Administrative Agent or Lenders.

          (ii) Company will at all times carry and maintain with insurers of recognized responsibility and reputation on or with respect to the Aircraft, at its own cost and expense, aircraft ground and flight all-risk hull insurance as well as fire and extended coverage insurance on Engines and other equipment while removed from the Airframe (which shall include war risk, governmental confiscation and expropriation (other than by the United States Government) and allied perils including (A) strikes, riots, civil commotions or labor disturbances,

     (B) any malicious act or act of sabotage and (C) hijacking (air piracy) or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons aboard the Aircraft acting without the consent of the insured, if and to the extent the same shall be maintained by Company with respect to similar aircraft owned or operated by Company on the same routes or if the Aircraft is operated on routes where the custom is for Domestic Carriers similarly situated with Company flying comparable routes with similar aircraft to carry such insurance), of the type usually carried by corporations engaged in the same or similar business and similarly situated with Company; provided that such insurance (including any self-insurance to the extent permitted below) shall at all times prior to delivery under the Modification Agreement be for an amount not less than the greater of (W) $30,000,000 and (x) an amount equal to the purchase price under the Purchase Agreement, and at all times from and after delivery under the Modification Agreement, the greater of (Y) $50,000,000 and (Z) the amount under clause (X) plus the total cost of all modifications under the Modification Agreement. During any period when the Aircraft is on the ground and not in operation Company may carry or cause to be carried, in lieu of the insurance required by this Section, insurance otherwise conforming hereto except that the scope of risk covered and type of insurance shall be the same as are from time to time customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with Company for aircraft on the ground in an amount at least equal to the applicable amount provided above. All such insurance shall name Administrative Agent and Lenders as additional insureds and loss payees to the extent their interest may appear and shall provide that any loss to the Airframe or an Engine in excess of $2,000,000, (and, if a Potential Event of Default or Event of Default has occurred and is continuing, any such loss) shall be payable to Administrative Agent for the benefit of Lenders; and shall be primary without right of contribution from any other insurance which is carried by Administrative Agent with respect to its interest therein.

          Company may self-insure, by way of deductible or equivalent provisions in insurance policies, the risks required to be insured against pursuant to this Section 4(g)(ii) in such reasonable amounts as are then applicable to other similar aircraft in Company's fleet which are of a value comparable to the Aircraft and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with Company; provided, however, that Company may not self-insure in an amount in excess of $1,000,000 without the prior written consent of Administrative Agent.

          (iii) Any policies of insurance required pursuant to either paragraph
     (i) or paragraph (ii) above shall: (A) be amended to name Administrative Agent and Lenders as additional named insureds, but without Administrative Agent or Lenders being thereby liable for premiums; (B) provide that in respect of the interest of Administrative Agent or Lenders in such policies the insurance shall not be invalidated by any action or inaction of Company and shall insure the interests of Administrative Agent and Lenders regardless of any breach or violation by Company or any Person (other than Administrative Agent) of any warranty, declaration, condition or exclusion from coverage contained in such policies; (C) provide that if such insurance is cancelled, or if any material change is made in the coverage which affects the interest of Administrative Agent or any Lender, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for thirty (30) days (seven (7) days, or such shorter or longer period as may from time to time be customarily available in the industry, in the case of any war risk and allied perils coverage) after receipt by Administrative Agent of written notice from such insurers of such cancellation, change or lapse; (D) be in full force and effect throughout any geographical areas at any time traversed by the Aircraft and shall be payable in U.S. dollars; (E) waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise in respect of any liability of Administrative Agent; and (F) waive all rights of subrogation against Administrative Agent.

          (iv) In the case of a lease or contract with the United States or any agency or instrumentality thereof in respect of the Airframe or any Engine, a valid agreement by the United States or such agency or instrumentality to indemnify Company against the same risks against which Company is required hereunder to insure shall be considered adequate insurance with respect to the Airframe or such Engine to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

          (v) On or prior to the date hereof, and annually thereafter on or prior to January 21, Company will furnish to Administrative Agent (A) a report signed by a firm of independent aircraft insurance brokers, appointed by Company and not objected to by Administrative Agent, describing in reasonable detail acceptable to Administrative Agent the insurance then carried and maintained on or with respect to the Aircraft and the Engines and stating that in the opinion of such firm such insurance complies with the terms of this Section 4(g) and is adequate to protect the interests of Company and Administrative Agent, and (B) certificates of the insurer or insurers evidencing the insurance covered by the report. Company will cause such brokers to advise Administrative Agent in writing (x) promptly of any default in the payment of any premium and of any other act or omission on the part of Company of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or any Engine and (y) at least thirty (30) days prior to the expiration or termination date, or date of effectiveness of any material change, of any insurance carried and maintained on the Aircraft hereunder.

          (vi) All insurance payments and other payments received by Administrative Agent or Company from insurance referred to in paragraph
     (ii) above shall
     be, if received by Company, immediately paid to Administrative Agent and shall be held and applied:

               (A) If such payment is received as a result of an Event of Loss referred to in paragraph (i) of Section 4(f) hereof, such payment shall be applied to prepay the Additional Notes and pay any other Secured Obligations in accordance with the terms of the Credit Agreement or if already paid in full by Company, paid to Company provided no Potential Event of Default or Event of Default shall have occurred and be continuing; and

               (B) If such payment is received as a result of an Event of Loss referred to in paragraph (ii) Section 4(f) hereof, such payment shall be paid to Company upon compliance by Company with the terms of said Section, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing.

          All insurance payments and other payments received by Administrative Agent or Company from insurance referred to in paragraph (ii) above and paid other than as a result of an Event of Loss shall be paid by Administrative Agent to or be retained by Company, and promptly applied by Company to the extent necessary to repair the damage to the Airframe or the Engine for which such insurance was paid, provided that Administrative Agent shall not be required to make any such payment to Company if a Potential Event of Default or Event of Default has occurred and is continuing, but shall be held or paid over to Administrative Agent as security for the obligations of Company under this Mortgage and the other Loan Documents, and, if Administrative Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. Retention by Administrative Agent of any amounts pursuant to the preceding sentence shall not relieve Company of its obligations to make promptly all repairs and replacements required by Sections 4(c) and (e) hereof and to pay for the same with Company's funds.

               (vii) Nothing in this Section 4(g) shall prohibit Administrative Agent, or any Lender from obtaining insurance with respect to the Aircraft for its own account. Company may, at its own expense, carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this Section 4(g). No insurance maintained by Administrative Agent or any Lender shall prevent Company from carrying the insurance required or permitted by this Section or adversely affect such insurance or the cost thereof. Proceeds of any such insurance carried by Company, Administrative Agent or Lender shall be paid as provided in the insurance policy relating thereto and Administrative Agent shall have no duty to obtain any such insurance.

     (h) Inspection. Company will permit any officers, employees or authorized representatives of Administrative Agent to inspect, at Company's cost and expense, the Aircraft Collateral and Aircraft Related Collateral, or any part thereof, and to examine, copy or make extracts from, any and all books, records and documents in the possession of Company relating to such Collateral or any part thereof and performance of this Mortgage, all at such reasonable times and as often as may be requested. Administrative Agent shall have no duty to make any such inspection or examination and shall not incur any liability or obligation by reason of making or not making any such inspection or examination.

     (i) Insignia. Company shall, at its own cost and expense, cause the Airframe and each Engine included in the Aircraft Collateral to be legibly marked (in a reasonably prominent location, which in the case of the Airframe shall be adjacent to the airworthiness certificate) with such a plate, disk, or other marking of customary size, and bearing the legend "Mortgaged to Bankers Trust Company, as Administrative Agent" or such other legend, as shall in the opinion of Administrative Agent be appropriate or desirable to evidence the fact that it is subject to the lien and security interest created by this Mortgage. Company shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal or defacement, shall promptly cause such plate, disk, or other marking or serial number to be promptly replaced. Except as provided above, Company shall not allow the name of any person, association or corporation to be placed on the Airframe or any Engine as a designation that might be interpreted as a claim of ownership or of any security interest therein, except that Company or any permitted lessee may place its customary colors and insignia or the insignia of the manufacturer on the Airframe or any Engine.

     (j) Modification Agreement and BFE Agreements.

          (i) Company shall not upon the occurrence and during the continuation of an Event of Default under the Credit Agreement enter into any agreement to amend, rescind, cancel or terminate the Modification Agreement or any BFE Agreement to the extent it relates to the Aircraft, without the prior written consent of Administrative Agent.

          (ii) If Administrative Agent and Company shall at any time be in dispute as to the entitlement of Administrative Agent to exercise any right hereunder upon an Event of Default in respect of the Modification Agreement or any BFE Agreement, Company agrees that (the party modifying the Aircraft under the Modification Agreement) or the vendor of the Buyer-Furnished Equipment, as the case may be, shall perform the corresponding obligations exclusively at the direction of Administrative Agent.

SECTION 5.  Remedies.

          (a) If any Event of Default shall occur and be continuing, then Administrative Agent may, without notice of any kind to Company, subject to the rights of "Administrative Agent" under the First Mortgage, exercise in respect of the Aircraft Collateral and Aircraft Related Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect at the time in any applicable jurisdiction (whether or not the Uniform Commercial Code applies to the affected Aircraft Collateral), (ii) all the rights and remedies provided for in this Mortgage, the Credit Agreement and any other Loan Document, and in any other agreement between Company and Administrative Agent, and (iii) such other rights and remedies as may be provided by law or otherwise. The rights of Administrative Agent in the remainder of this Section 5 are subject to the rights of "Administrative Agent" under the First Mortgage.

          (b) After an Event of Default has occurred and is continuing, Administrative Agent may, without notice, take possession of the Aircraft Collateral or any part thereof and may exclude Company, and all persons claiming under Company, wholly or partly therefrom. At the request of Administrative Agent, Company shall promptly deliver or cause to be delivered to Administrative Agent or to whomsoever Administrative Agent shall designate, at such time or times and place or places as Administrative Agent may specify, and fly or cause to be flown to such airport or airports in the United States as Administrative Agent may specify, without risk or expense to Administrative Agent, the Aircraft Collateral or any part thereof. In addition, Company will provide, without cost or expense to Administrative Agent, storage facilities for the Aircraft Collateral. If Company shall for any reason fail to deliver the Aircraft Collateral or any part thereof after demand by Administrative Agent, Administrative Agent may, without being responsible for loss or damage, (i) obtain a judgment conferring on Administrative Agent the right to immediate possession or requiring Company to deliver immediate possession of the Aircraft Collateral or any part thereof to Administrative Agent, to the entry of which judgment Company hereby specifically consents, or (ii) with or without such judgment, pursue the Aircraft Collateral or any part thereof wherever it may be found and may enter any of the premises of Company where the Aircraft Collateral may be and search for the Aircraft Collateral and take possession of and remove the same. Company agrees to pay to Administrative Agent, upon demand, all expenses incurred in taking any such action; and all such expenses shall, until paid, be secured by the lien of this Mortgage. Upon every such taking of possession, Administrative Agent may, from time to time, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Aircraft Collateral, as it may deem proper. In each such case, Administrative Agent shall have the right to maintain, use, operate, store, lease, control or manage the Aircraft or any part thereof and to carry on the business and exercise all rights and powers of Company relating to the Aircraft Collateral, as Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral or any part thereof as Administrative Agent may determine. Further, after the occurrence and during the continuation of an Event of Default, Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Aircraft Collateral or any part thereof (other than any received under any ACMI Contract). Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which Administrative Agent may be required or may elect to make, if any, for taxes, assessments, or other proper charges upon the Aircraft Collateral and all other payments which Administrative Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of Administrative Agent and of all persons properly engaged and employed for such purposes by Administrative Agent.

     (c) Administrative Agent, with or without taking possession of the Aircraft Collateral, may, without notice:

          (i) to the extent permitted by law, sell at one or more sales, as an entirety or in separate lots or parcels, the Aircraft Collateral or any part thereof, at public or private sale, at such place or places and at such time or times and upon such terms, including terms of credit (which may include the retention of title by Administrative Agent to the property so sold), as Administrative Agent may determine, whether or not the Aircraft shall be at the place of sale; and

          (ii) proceed to protect and enforce its rights under this Mortgage by suit, whether for specific performance of any covenant herein contained or in aid of the exercise of any power herein granted or for the foreclosure of this Mortgage and the sale of the Aircraft Collateral under the judgment or decree of a court of competent jurisdiction or for the enforcement of any other right.

     (d) After an Event of Default has occurred and is continuing, Company agrees to the fullest extent that it lawfully may, that it will not (and hereby irrevocably waives its right to) at any time plead, or claim the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Aircraft Collateral. Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have all or any portion of the Aircraft Collateral marshalled upon any foreclosure hereof.

     (e) Each and every remedy of Administrative Agent shall be cumulative and shall not be exclusive of any other remedies provided now or hereafter at law, in equity or otherwise. Company shall reimburse Administrative Agent, upon demand, for all fees and other expenses paid or incurred by Administrative Agent in exercising any rights, powers or remedies granted hereby. All such fees and expenses shall, until paid, be secured by the lien of this Mortgage.

SECTION 6.  Application of Proceeds.

     The proceeds of any sale, lease or other disposition of all or any of the Aircraft Collateral or Aircraft Related Collateral under this Mortgage and all other sums realized by Administrative Agent pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

          First: To the payment of the costs and expenses of such sale, lease, disposition or other realization, including reasonable compensation to Administrative Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, including, without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and Liens (except for the lien of the First Mortgage), if any, prior to the lien and security interest of this Mortgage (except any taxes or Liens to which the respective sale, lease, disposition or realization shall have been subject) and to the payment of expenses and the reimbursement of payments incurred or made by Administrative Agent pursuant to Section 9 hereof;

          Second: To the ratable payment of interest accrued and unpaid on the Additional Notes to and including the date of such application;

          Third: To the ratable payment of principal of the Additional Notes, which payment shall be applied to the principal installments of the Additional Notes in the manner specified by the Credit Agreement;

          Fourth: To the payment of all other amounts payable by Company under the Credit Agreement, this Mortgage or any other Loan Document; and

          Fifth: To Company or to such other Person(s) as may lawfully be entitled, or as any court of competent jurisdiction may direct, the remainder.

SECTION 7.  Administrative Agent as Attorney.

     Company hereby irrevocably appoints Administrative Agent the true and lawful attorney of Company (with full power of substitution) in the name, place and stead of, and at the expense of, Company at any time after the occurrence and during the continuation of an Event of Default (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Aircraft Collateral and Aircraft Related Collateral, (ii) to make all necessary transfers of all or any part of the Aircraft Collateral and Aircraft Related Collateral in connection with any sale, lease or other disposition made pursuant hereto, (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, and (iv) generally to do, at Administrative Agent's option and Company's cost and expense, at any time, or from time to time, all acts and things that Administrative Agent deems necessary to protect, preserve or realize upon the Aircraft Collateral and Aircraft Related Collateral and Administrative Agent's security interest therein, in order to effect the intent of this Mortgage, all as fully and effectively as Company might do, Company hereby ratifying and confirming all that its said attorney (or any substitute) shall lawfully do hereunder and pursuant hereto.


SECTION 8.  Cash Collateral.

     All monies received by Administrative Agent to be held and applied under this Section, and all monies if any, required to be paid to Administrative Agent hereunder, which disposition is not elsewhere herein otherwise specifically provided for shall be held by Administrative Agent and applied from time to time as provided herein and in the Credit Agreement and the other Loan Documents and shall be held in an account in the name of Administrative Agent and invested in Cash Equivalents for the benefit and at the risk of Company.


SECTION 9.  Administrative Agent's Right to Perform.

     If Company fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Administrative Agent may itself make such payment or perform or comply with such agreement (including, without limitation, the agreement of Company to maintain insurance pursuant to Section 4(g) hereof), and the amount of such payment and the amount of the reasonable expenses of Administrative Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in the Credit Agreement from time to time, shall be payable by Company to Administrative Agent on demand and shall constitute additional indebtedness secured by the lien and security interest of this Mortgage.

SECTION 10.  Further Assurances.

     Company at its expense will promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as Administrative Agent may from time to time request, in order to correct any defect, error or omission which may at any time hereafter be discovered in the contents of this Mortgage or in the execution or delivery hereof, and/or in order to more effectively carry out the intent and purpose of this Mortgage and to establish, protect and perfect the rights, remedies and security interests created or intended to be created in favor of Administrative Agent hereunder, including, without limitation, the execution, delivery and filing of any instruments with the FAA and of any Uniform Commercial Code financing and continuation statements with respect to the security interests created hereby, in form and substance satisfactory to Administrative Agent, in such jurisdictions as Administrative Agent may reasonably request. Company hereby authorizes Administrative Agent to file any such statements without the signature of Company to the extent permitted by applicable law.

SECTION 11.  RESERVED


SECTION 12.  Continuing Security Interest.

     This Mortgage shall create a continuing security interest in the Aircraft Collateral and Aircraft Related Collateral and shall (a) except as provided below, remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon Company, its successors and assigns and (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns; provided, however, that if Lenders transfer or assign their rights with respect to the Aircraft Loans without transferring all their rights under the Credit Agreement with respect to Additional Loans, and the security interest created under the First Mortgage is assigned therewith, upon payment in full of the consideration for such transfer or assignment, the security interest granted hereby shall terminate. Without limiting the generality of the foregoing clause (c), Administrative Agent or any Lender may, subject to any restrictions contained in the Credit Agreement, assign or otherwise transfer the Credit Agreement and any Additional Note to any other person or entity, and such other benefits in respect thereof granted to Administrative Agent herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations, or unless an Event of Default shall have occurred and be continuing, upon the termination of the security interest granted by the First Mortgage and the satisfaction of any payment obligations of Company under the Credit Agreement, Section 4 of this Mortgage or any other Loan Document as a result of the events leading to such termination of the security interest granted by the First Mortgage, the security interest granted hereby shall terminate and all rights to the Aircraft Collateral and Aircraft Related Collateral shall revert to Company. Upon any such termination, Administrative Agent will execute and deliver to Company, at Company's expense, such instruments of release and termination as Company may reasonably request to evidence such termination.


SECTION 13.  Miscellaneous.

     Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforce- able such provision in any other jurisdiction. To the extent permitted by applicable law, Company hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Company and Administrative Agent. The captions and headings in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 14.  Consent to Jurisdiction and Service of Process.

     All judicial proceedings brought against Company with respect to this Mortgage may be brought in any state or federal court of competent jurisdiction in the State of New York or Colorado and by execution and delivery of this Mortgage Company accepts for itself and in connection with the Aircraft Collateral and Aircraft Related Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Mortgage. Company hereby agrees that service of process in any such proceeding in any such court may be made by registered or certified mail return receipt requested to Company at its address provided on the signature pages of the Mortgage, such service being hereby acknowledged by Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Company, at its address specified in Section 16 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Company refuses to accept service, Company hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Administrative Agent to bring proceedings against Company in the courts of any other jurisdiction.


SECTION 15.  GOVERNING LAW; TERMS.

     THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR AIRCRAFT COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.


SECTION 16.  Addresses for Notices.

     All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to Company or Administrative Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

SECTION 17.  Counterparts.

     This Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Mortgage.


                  (Remainder of page intentionally left blank.)

     IN WITNESS WHEREOF, Company and Administrative Agent have caused this Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 ATLAS AIR, INC.


                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Atlas Air, Inc.
                                 538 Commons Drive
                                 Golden, Colorado 80401

                                 Attention: Nesa Hassanein
                                            Senior Vice President and
                                            General Counsel



                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent


                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Bankers Trust Company
                                 130 Liberty Street
                                 New York, New York 10006

                                 Attention:  Gina Thompson

                                                                      SCHEDULE I
                                                    to Second Security Agreement
                                                            and Chattel Mortgage



                                    AIRFRAME



                                         Manufacturer's         United States
Manufacturer            Model            Serial Number           Registry No.
------------            -----            -------------           ------------




                                                                     SCHEDULE II
                                                    to Second Security Agreement
                                                            and Chattel Mortgage


                                     ENGINES



                                                          Manufacturer's
Manufacturer             Model                            Serial Number
------------             -----                            -------------

Each such engine having 750 or more rated takeoff horsepower or the equivalent thereof.

                                                                       EXHIBIT A
                                                    to Second Security Agreement
                                                            and Chattel Mortgage


                  SECOND SUPPLEMENTAL CHATTEL MORTGAGE NO. ___


     THIS SECOND SUPPLEMENTAL CHATTEL MORTGAGE is dated __________, 19__ between Atlas Air, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as agent for and representative of ("Administrative Agent") the financial institutions ("Lenders") party to the Third Amended and Restated Credit Agreement dated as of September 5, 1997 among Company, Lenders, Goldman Sachs Credit Partners L.P., as syndication agent, and Bankers Trust Company, as administrative agent.

     Company and Mortgagee have heretofore entered into a Second Security Agreement and Chattel Mortgage dated __________, 199__ (the "Mortgage") and the terms defined therein and not otherwise defined herein are used herein as therein defined. The Mortgage provides for the execution and delivery of supplements thereto substantially in the form hereof, for the purpose of particularly describing each Engine subjected to the lien of the Mortgage pursuant to Section 4(f) thereof, and shall specifically mortgage such Engine to Administrative Agent.

     The Mortgage relates to the Engine(s) described below and a counterpart of the Mortgage has been recorded by the Federal Aviation Administration on __________, 19__, and has been assigned Conveyance No. __________.

     NOW, THEREFORE, that, to secure the due and punctual payment and performance of the Secured Obligations and in consideration of the premises and of the covenants contained in the Mortgage, Company hereby mortgages to Administrative Agent, its successors and assigns, and grants and assigns to Administrative Agent, its successors and assigns for the benefit of Lenders, a second priority security interest, second only to the security interests granted by the First Mortgage, in all estate, right, title and interest of Company in and to the property described in Schedule I annexed hereto (whether or not such Engine shall be installed on or attached to the Airframe), and the proceeds thereof.

     This Second Supplemental Chattel Mortgage shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     THIS SECOND SUPPLEMENTAL CHATTEL MORTGAGE IS INTENDED TO BE DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THAT STATE.

     This Second Supplemental Chattel Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Second Supplemental Chattel Mortgage.

                   [Balance of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Chattel Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                 ATLAS AIR, INC.


                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Atlas Air, Inc.
                                 538 Commons Drive
                                 Golden, Colorado 80401

                                 Attention: Nesa Hassanein
                                            Senior Vice President and
                                            General Counsel



                                 BANKERS TRUST COMPANY,
                                 as Administrative Agent


                                 By:
                                     -----------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Bankers Trust Company
                                 130 Liberty Street
                                 New York, New York 10006

                                 Attention:  Gina Thompson

                                                                      SCHEDULE I
                                                          to Second Supplemental
                                                                Chattel Mortgage



                               SCHEDULE OF ENGINES


                                                        Manufacturer's
Manufacturer            Model                           Serial Number
------------            -----                           -------------


Such engine having 750 or more rated takeoff horsepower or the equivalent thereof